ANNUAL REPORT



DECEMBER 31, 2002












DAVIS OPPORTUNITY FUND

DAVIS FINANCIAL FUND

DAVIS REAL ESTATE FUND

DAVIS CONVERTIBLE SECURITIES FUND

DAVIS GOVERNMENT BOND FUND

DAVIS GOVERNMENT MONEY MARKET FUND


(part of Davis Series Inc.)















DAVIS FUNDS
OVER 30 YEARS OF RELIABLE INVESTING(TM)



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                                TABLE OF CONTENTS

Shareholder Letter..........................................................2

Management's Discussion and Analysis:
     Davis Financial Fund...................................................5
     Davis Opportunity Fund.................................................9
     Davis Real Estate Fund................................................11
     Davis Convertible Securities Fund.....................................14
     Davis Government Bond Fund............................................16

Fund Performance and Supplemental Information:
     Davis Opportunity Fund................................................22
     Davis Financial Fund..................................................29
     Davis Convertible Securities Fund.....................................35
     Davis Real Estate Fund................................................42
     Davis Government Bond Fund............................................49

Schedule of Investments:
     Davis Opportunity Fund................................................53
     Davis Government Bond Fund............................................56
     Davis Government Money Market Fund....................................58
     Davis Financial Fund..................................................61
     Davis Convertible Securities Fund.....................................63
     Davis Real Estate Fund................................................66

Statements of Assets and Liabilities.......................................69

Statements of Operations...................................................71

Statements of Changes in Net Assets........................................72

Notes to Financial Statements..............................................74

Financial Highlights:
     Davis Opportunity Fund................................................87
     Davis Government Bond Fund............................................91
     Davis Government Money Market Fund....................................95
     Davis Financial Fund..................................................96
     Davis Convertible Securities Fund....................................100
     Davis Real Estate Fund...............................................104

Independent Auditors' Report..............................................108

Income Tax Information....................................................109

Directors and Officers....................................................110

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder,

In a recent article in Fortune magazine(1), Warren Buffett outlined his "problem." His thoughts have significance for all investors with inflows of cash who, like Buffett, are making decisions week after week and year after year. Says Buffett, "We've got $100 million a week that I have to figure out what to do with. It's a happy problem, but it's a problem, especially if I do something dumb with it--and that's easy to do."

It is easy to do "dumb" things in this climate. In many respects, we are navigating in uncharted waters with a variety of economic and business indicators at record extremes over the past generation. Let's consider a few of the factors currently viewed as positive or negative for the stock market.

PERCEIVED POSITIVES
Among the factors perceived as favorable by investors are the following:

o The lowest inflation rate, the highest productivity and the lowest bond yields and mortgage rates in a generation.

o The deflation of the prior "fairy tale" bubble of growth expectations in the wake of substantial stock price declines.

o Talk of tax cuts and reforms, such as reducing or eliminating double taxation on dividends.

o The continuing, if somewhat subdued, strength of the U.S. dollar. The United States still seems to be the only locomotive around to pull the world toward faster growth, which would favor investment in the United States.

PERCEIVED NEGATIVES
Among the factors perceived unfavorably by investors are the following:

o        The lowest nominal sales growth rate at corporations in a generation.
         Top-line growth at corporations is so low that finding it is like searching for a needle in a haystack.

o The lowest ability of managements to raise prices due to overcapacity, import pressures from China, Mexico and other countries, and the commoditization effects on list prices from Wal-Mart and the Internet.

o The highest special charges against earnings (i.e., assessments for pensions, options, write-offs of goodwill, etc.).

o The highest price/earnings ratios on restated or "cleansed" earnings and the lowest dividend payout ratios.

In addition to the above considerations, we have the highest trade deficit in a generation and big jumps underway in federal spending for defense, homeland security and almost everything else, leading to renewed budget deficits. State and local governments (which cannot print money like the U.S. Treasury) face very tough choices: either cut back services, raise taxes or sell bonds to augment revenues. On top of that is the uncertainty of possible wars, constant terrorism threats and oil price volatility.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

NEITHER A BULL NOR A BEAR MARKET
In this investment climate, it is no wonder that investors can see the glass as either half full or half empty and, by oscillating back and forth between bullish and bearish, may end up doing "dumb" things. In our view, it is probably wise at this point to strike the terms "bull market" and "bear market" from investors' vocabulary. When investing what you really care about is the risk/reward ratio, weighing how much you might lose against how much you might make.

As an example, a true bull market will not be declared until the averages reach new highs. However, if you do the math, this would mean a gain of 33% or more from current levels, and that is quite a bit of money. If the market advances 33% over three years, you would be making 10% a year plus dividends. So even if it takes several years for the market to surpass its previous highs, by owning stocks, you likely will beat the probable cumulative returns from bonds or money market funds going forward. This is especially true if you focus on stocks with competitive dividend yields that can grow over time. Stocks in a wide variety of sectors, such as banks, utilities and energy, fit that description today.

Another perceived negative that could turn positive is that the earnings write-offs so prevalent today actually increase the conservatism of corporate accounting. By enhancing the earnings platform for owners, this conservatism should improve the reward side of the risk/reward equation for shareholders.

Refinancing corporate debt at lower interest rates should also boost earnings. Just as the growth rates of reported earnings during the bubble years were overstated and should have been met with a dose of skepticism, so now reported earnings and growth rates are understated as we consider the outlook for 2003. No one knows by how much, but it is safe to say that the confluence of negatives of 2002 is unlikely to occur in 2003.

IDENTIFYING INVESTMENT OPPORTUNITIES
With patience, it may be time to go out and "fish" for stocks--one at a time, over and over, week after week until you have your "limit." The key, as Mr. Buffett notes, is not to do "dumb" things with your choices. Your decision-making should be deliberate, not impulsive. It helps to create a map to guide you, develop a watch list in areas of knowledge, and go fishing when the odds of success (the risk/reward ratio) look favorable. To us this means looking for companies with reasonable valuations based on their projected earning power. It also means looking for companies with some top-line growth and managements we trust because they have handled themselves with "honor" in the downturn. There is an old saying that when the tide goes out you find out who is wearing a bathing suit. Similarly, the strong healthy companies should be easier to spot now since they have been battle-tested not only by the economy but also within their own industries.

We pay particularly close attention to the capital allocation strategy of the managements with whom we invest. We want management to think and act like owners--frugal and honest, creative but realistic, and focused on earnings per share as the primary scorecard, rather than on size alone. Often managements become optimistic at the wrong time. They let expenses get out of control and/or they look for questionable acquisitions and pay too much. We have found that stretching for double-digit growth in a low single-digit inflation world often destroys shareholder value and is something to guard against.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

OUR BIGGEST WORRY
The biggest worry in our minds comes from a scenario of secular deflation since we have no experience with it in our investment lifetimes. Even so, we feel that equities of blue-chip, strong companies with safe dividends may gain market share and perform better than alternatives. In essence, equity coupons should outperform bond coupons. Even Japan, where deflation is advanced, has had its share of equity winners during its dismal decade.

At the moment, we believe that deflation in the United States would require a meltdown of the U.S. financial system or a big jump in unemployment. This we do not see, especially with a war buildup underway. In fact, in spite of the pain from the bursting of the Internet bubble, the economy has inched forward, productivity has continued to rise and corporate houses are being put in order both through cost cutting to help the income statement and capital-raising moves to help the balance sheet. No systemic meltdown has appeared. Unlike Japan, the powers that be here in the corporate, financial and political worlds are moving forward to clean up the mess.

MAINTAINING A LONG-TERM VIEW
For the reasons cited above, we continue to go fishing. In our eyes, the glass is half full, not half empty, and the risk/reward ratio going forward is realistic enough to disregard either the label of bull market or bear market favored by the optimists or the pessimists. The best time to buy stocks is usually when the outlook is a little cloudy, even though it may not feel very comfortable at that moment. At the same time, as we have stated in the past, we believe we are in a trading range market where you do not want to chase strength or rush to sell on weakness. This is a time for selective stock picking with a focus on price and a patient, long-term perspective. In this way, we hope, like Mr. Buffett, to invest without doing something "dumb."(2)


Sincerely,

/s/ Shelby M.C. Davis

Shelby M.C. Davis
Senior Research Advisor

February 7, 2003

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS FINANCIAL FUND

PERFORMANCE OVERVIEW

The Davis Financial Fund's Class A shares provided a total return on net asset value of (18.98)% for the one-year period ended December 31, 2002.93 Over the same time period, the Standard & Poor's 500(R) Index returned (22.10)%.(4)

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS

Q. Could you recap the performance of the Fund during 2002?

A. The Fund was down approximately 19% during 2002 compared to a decline of 22% for the S&P 500(R) Index. As portfolio managers and investors in the Fund ourselves, Chris and I believe our performance should be evaluated in two ways, both measured over a holding period of five years or greater. First, how has our Fund performed versus the S&P 500(R) Index? Second, how does the Fund rank versus its peer group of financial sector funds? We would also encourage shareholders to compare the returns they achieve on an after-tax basis(3), which capture the turnover in a fund's holdings and reflect the real costs borne by many of us. The SEC now requires all funds to disclose information about after-tax returns in their prospectuses.

The Fund delivered an average annual return on net asset value of 1.95% for the five-year period and 13.20% for the ten-year period ended December 31, 2002. Over the same time periods, the S&P 500(R) Index generated returns of (0.59)% and 9.34%, respectively. Chris and I are satisfied, but not thrilled, with this longer term performance.

However, we are dissatisfied with our 2002 performance, regardless of how much the S&P 500(R) Index declined. At the same time, we want to remind investors that we are a concentrated(5) fund and will have more volatile returns than a broadly diversified index such as the S&P 500(R) Index. At year-end, our top ten holdings represented 65% of the Fund's assets. We like having this heavy concentration in companies where we believe the values are the most attractive. However, if one or two of these large holdings declines significantly over a short time frame, as occurred in 2002, our performance will be adversely impacted. We, of course, hope and work hard to achieve these divergent returns on the positive side, especially versus the S&P 500(R) Index, the primary benchmark against which we judge our performance.

Q. What holdings were major contributors to the Fund's performance?

A. On the positive side, the biggest contributors to our performance were Golden West Financial(6), Moody's, Principal Financial Group, Providian Financial and First Data Corporation. These companies all executed well during 2002 by growing earnings in a very difficult environment for almost all financial services companies. However, during the year, we sold our entire stake in First Data as well as MBNA and over two-thirds of our position in Moody's when each of these companies reached what we believed were rich valuations.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

We are pleased that Providian has been able to improve its balance sheet and liquidity position and that much, but not all, of the insolvency risk facing this consumer credit card company has been eliminated, thanks to the efforts of new CEO Joe Saunders and his new management team. Providian shares appreciated 83% during 2002 and opportunity for additional appreciation remains if management demonstrates that it can grow the company's credit card account base by adding profitable customers in a fiercely competitive business environment.

We were also able to significantly increase our holdings of several world-class, well-managed companies at prices that we believe represent excellent values. We more than doubled our position in AIG at prices approximately 15 times what we believe the company might earn in 2003. Led by legendary CEO Hank Greenberg, AIG should benefit from one of the most attractive markets for selling property-casualty insurance that we have seen in decades. AIG is without question a global powerhouse with entrenched positions and enormous competitive advantages in many of its markets. The company is also benefiting from a flight to quality as AIG, along with Berkshire Hathaway, are among the few remaining AAA-rated property-casualty companies in the world and thus represent unassailable security for insurance buyers. However, similar to other insurers, the company is currently assessing its reserve position, and it is likely that these reserves may need to be increased to reflect the large jury awards over the past few years affecting many liability coverages. We expect this adjustment to be manageable, however, without affecting AIG's extremely strong ratings. AIG has been able to grow written premiums at a rate several times that of the industry overall--including an outstanding 59% increase during the third quarter--and at prices and terms that should prove very attractive. AIG is now our eighth largest holding at more than 5% of assets.

We also increased our position in Citigroup by over 50% at what we believe to be extremely favorable prices. We have discussed in the past how we search for leading companies with competitive advantages run by shareholder-oriented managements when these companies are under a cloud, as Citigroup certainly was during 2002. The company admits that it made several mistakes over the past few years. These include building up its business in Argentina at just the wrong time, poor oversight of its Salomon Smith Barney brokerage subsidiary resulting in analyst conflict of interest and IPO allocation scandals, and problems relating to structured settlement financing that Citigroup provided to Enron. Despite these difficulties, we always believed Sandy Weill and his team were extremely competent, shareholder-oriented managers who would do all they could to put these issues behind them. Given that Citigroup has over $70 billion in common equity and is on track to earn approximately $23 billion pretax in 2002, we never had concerns about insolvency. At this writing, many, but not all, of these issues have been settled satisfactorily and Citigroup management deserves credit for taking a leadership role in many of its businesses. Citigroup is now our fifth largest holding at almost 6% of assets.

We increased our position in Bank One over four times last year, as we have long been impressed with the intelligence, drive and integrity of CEO Jamie Dimon. He has been at Bank One only since mid 2000 but has pushed through a remarkable number of improvements, including dramatically upgrading the quality of senior management, streamlining expenses, improving lending discipline, and investing in systems efficiency. At the same time, he has built perhaps the strongest balance sheet in banking. Jamie still has challenges remaining, including finding profitable growth in a sluggish economy. But we believe that over time he will be able to do so. He presents his financial statements conservatively and is as shareholder-oriented as any manager we have ever met. This should produce favorable results for shareholders over the long term.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

On the negative side, many of our larger holdings declined significantly during 2002 from levels that we believed represented reasonable if not bargain prices when the year began. These included steep declines in our largest position, Transatlantic Holdings (down 27%), and in Citigroup (down 25%), AIG (down 27%, although AIG was only a small holding at the beginning of the year) and Swiss private bank Julius Baer (down 36%). While we are obviously disappointed with such poor performance in a single year, we feel much more optimistic about all four of these world-class companies given the attractive owner earnings multiples at which they now trade. We would expect to do well in all of these companies over the next few years given the strong competitive positions of each of these businesses and the capable and honest management teams that run them.

In addition, we had steep losses in two other larger holdings that deserve separate comment. Household International declined 52% during 2002 as the company faced challenges on two key fronts. First, following consumer lending abuses at some of Household's 1,700 branch offices, the company reached a national settlement with the attorneys general of all 50 states at an after-tax cost of some $333 million and also agreed to improve compliance and change some of its business practices and loan terms.

However, Household also faced issues regarding its ability to continue funding its business at favorable terms in the public debt markets. Household is a large lender with loans totaling $107 billion that relies on the unsecured debt markets to fund $75 billion of these loans. Despite being highly profitable with earnings of over $2 billion per year, the company was threatened as fixed-income investors who had suffered huge losses in the bonds of Enron, WorldCom and other high-profile bankruptcies became increasingly nervous about their exposure to Household, especially given the sluggish economy. To guarantee continued access to the public debt markets at reasonable interest costs, CEO Bill Aldinger made the decision to sell the company at a very low price to HSBC. The good news is that after doing our research on HSBC and meeting with its management we believe HSBC is an extremely well-run global financial services company with a first-rate culture. We intend to hold our HSBC shares when the deal closes, as we believe they represent good value at current prices.

Our biggest mistake was our large holding in Tyco International, which decreased 71% during 2002. This was harmful to our Fund's performance even though our average cost in Tyco is $23 per share and the stock closed the year at $17 per share. Many factors contributed to Tyco's undoing, ranging from management malfeasance and an on-again, off-again SEC investigation that undermined confidence in Tyco's financial statements to a misunderstood breakup plan and an ill-timed major acquisition. However, Tyco's overriding problem in our opinion was too much short-term debt. Tyco had $12 billion of debt that would come due by December 2003 and just how the company would be able to refinance these obligations was uncertain. Once Tyco's old management was removed at midyear, we believed the company would be on more solid footing and able to solve its liquidity problems. We even added to the position at an average price of $14 per share.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

At this writing in mid January, we are relieved that many, but not all, of Tyco's problems appear to be solved--for which new CEO Ed Breen, former president of Motorola, deserves high marks. A just completed extensive internal audit commissioned by Tyco's new management concluded that Tyco's managers did employ aggressive accounting but that the cumulative scope of these tactics was immaterial to earnings. Tyco has also solved its liquidity crisis at least for the next few years by raising just under $6 billion in new convertible bonds and bank credit lines. The company hopes to generate free cash flow of $2.5 to $3 billion this fiscal year and earnings per share of $1.50-1.75. Risks still remain, but with the stock trading around $17 per share today(7), the risk/reward ratio seems outstanding if Tyco can deliver on its promises. However, it seems clear today that the situation was never as bad as newspaper headlines suggested and that Tyco was a much stronger company than it appeared to many investors.

Q. What is your outlook for financial stocks?

A. We believe that we will always find opportunities in financial stocks because financial services is a vast industry that is not particularly well understood. In addition, companies tend to be undermanaged overall and the accounting is often esoteric, which should work to the advantage of investors like us who specialize in this area. The opportunity is enormous if we can uncover those great management teams who can take advantage of their weaker competitors by continuously taking market share and thereby build wealth for shareholders. However, given the leverage that generally exists at financial companies, we must do a great job at selecting the right managers because debt magnifies problems as we learned last year with Household International.

Chris and I remain optimistic about the long-term outlook for financial companies. We continue to find well-managed companies with valuable consumer and business franchises, strong balance sheets and favorable long-term growth possibilities. While we have expressed concerns over the past few years about the high level of U.S. equity markets, we feel more positive today since the S&P 500(R) Index is approximately 40% below its peak in March of 2000. Particularly given today's valuations, we believe that carefully selected financial services companies should offer outstanding investment opportunities for shareholders over the long run.

Finally, all the deserved attention on corporate fraud, poor corporate governance by directors, lack of accounting integrity and auditor conflicts of interest will certainly lead to stronger regulations and penalties. This will improve disclosure, reduce the number of abuses and help all investors make better decisions based on adequate information. This should result in a stronger financial system and is one more reason to be optimistic.

Thank you for your continued support.(2)

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

DAVIS OPPORTUNITY FUND

PERFORMANCE OVERVIEW

The Davis Opportunity Fund's Class A shares delivered a total return on net asset value of (13.56)% for the one-year period ended December 31, 2002(3) compared with a return of (22.10)% for the Standard & Poor's 500(R) Index.(4)
According to Morningstar, "We're . . . fans of the fund. . . . the firm's analysts have produced excellent results at Davis New York Venture by closely studying a firm's financial statements. With this fund's modest asset base, we see the potential for outsized returns."(8)

AN INTERVIEW WITH THE RESEARCH TEAM

Q. Could you provide some perspective on the Fund's performance last year?

A. The team managing the Davis Opportunity Fund assesses performance every year on several levels. On one level, we look at overall Fund performance, keeping in mind that our goal is to outperform the S&P 500(R) Index over a long period of time. We have mixed feelings about the Fund's performance this year. On a relative basis, our return of negative 13.6% outperformed the index, which was down 22%. On an absolute basis, however, we were still down for the year. While we do not like losing money in an absolute sense, avoiding the big losses in a difficult environment is positive for long-term compounding of returns.

We prefer to assess performance over a longer period of time. We do not invest with a one-year time horizon and we hope that our investors will likewise take a long-term view of the Fund's performance. In any given year, the S&P 500(R) Index may be down, as it has been for the last three consecutive years, and we will also have bad years when we fail to outperform the S&P 500(R) Index. Over time, though, we are confident the S&P 500(R) Index will continue to generate solid returns and, by applying our disciplined investment approach, we hope to be able to outperform the index. The team managing your Fund comes to work every day to search for good companies with competitive advantages selling at reasonable prices in an effort to do just that. In the past, the S&P 500(R) Index has outperformed the vast majority of fund managers. Thus, if we succeed in our goal, we believe shareholders will be pleased with both the absolute and relative performance of the Fund.

Since we took over management of the Fund in 1999, the Fund has returned a positive 16.5% versus a decline of 24.5% for the S&P 500(R) Index. This means we outperformed the index by 10.6 percentage points on average in each of the last four years. To be clear, we participated in some initial public offerings (IPOs) in 1999 and 2000 that helped our performance in those years. Even eliminating the effect of those IPOs, which we view as onetime in nature, the Fund was still up 4% for the four years versus the index loss of 24.5%, giving us an average annual performance 7.8 percentage points better than the S&P 500(R) Index.

Q. How else do you evaluate performance?

A. A second way we assess the team's performance is in terms of the successes and failures of individual stocks within the portfolio. After all, we make decisions on individual stocks and it is the cumulative effect of our decisions on individual stocks that drives the performance of the Fund in total.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH THE RESEARCH TEAM - CONTINUED

In our midyear letter, we wrote that many of our best performers were companies possessing a strong competitive advantage. For the full year 2002, many of our best performers also exhibited this important characteristic. We believe these companies may continue to outperform their peers and, consequently, continue to drive the future performance of your Fund. Specialty chemical company Sigma-Aldrich(6), a strong performer in 2002, has unmatched product offerings due to the company's longstanding relationship with research chemists and its superior distribution system. Another strong performer, Golden West Financial, essentially matches deposits from its savings institution and other sources of funds with people needing to borrow money to buy homes. The company captures the spread between what it pays for funds and its lending rate to home owners. Golden West's competitive advantage resides with its management team, particularly co-CEOs Herb and Marion Sandler. The Sandlers understand how value is created and stick to their basic low-cost, low-risk business model, which has generated earnings growth of 12% compounded annually for the last 10 years.

Not all of our decisions have been successes. Like all investors, we make mistakes in assessing companies and their management teams. One mistake that we mentioned in our last letter was Adelphia, which we purchased in the first half of 2002 after its stock price had dropped 50%. At that time, we thought Adelphia's valuation was compelling, especially given the value of the company's underlying cable assets. As the full story of fraud started to unfold, we realized we were wrong and liquidated our entire position.

We also sold our position in Kinder Morgan. We still believe the company is one of the best pipeline operators in the business. However, while reviewing Kinder Morgan's quarterly SEC filings, we discovered a few accounting and managerial practices that we questioned. Any one of these practices would not be a major cause for concern, but cumulatively they went beyond our threshold of comfort in investing your savings. We ended up selling Kinder Morgan at a loss.

A third level of self-assessment is looking at our specific actions in terms of repositioning the portfolio for the new year. These new additions and opportunistic increases in existing positions may not contribute meaningfully to current performance, but we hope they represent seeds that will blossom in future years. In 2002, a declining market gave us the opportunity to increase our position in several companies at what we feel were attractive prices, including Premcor, Duane Reade and Agilent Technologies. We added Premcor, an independent refiner, during one of the worst periods the refinery business has seen in years. We have followed Premcor's management team for several years as they created value in other organizations and have confidence in their ability to add value at Premcor too, despite operating in a very difficult business. We feel that drug store operator Duane Reade has a durable advantage arising from its dominant position in New York City, and we significantly increased our holdings in the second half of the year following further declines in Duane Reade's stock price. The market also sold off Agilent Technologies, a maker of testing and measurement equipment, during 2002. We believe Agilent's engineering and technological strength combined with a new, financially driven focus will serve the company well in the future.

Each of these three companies is currently one of the top ten holdings in the Davis Opportunity Fund. While we are optimistic about these decisions, we may not know how good the decisions actually were for years to come. We do know, however, that generally buying companies when the market is selling them allows us to reduce the valuation risk to our shareholders.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH THE RESEARCH TEAM - CONTINUED

Q. Do you have any final thoughts for shareholders?

A. In closing, we would like to emphasize again our team's focus. Our benchmark is the S&P 500(R) Index and our goal is to outperform it over the long term. We believe the way we can continue to exceed market returns is to seek good companies with competitive advantages at reasonable prices. While we like to hold our investments for the long term, we are constantly reevaluating our decisions and, when we feel we have made a mistake, we will take the appropriate corrective action.

We consider your continued investment in our Fund an indication of your confidence in us and we will continue to be diligent to ensure that this confidence is not misplaced.(2)

DAVIS REAL ESTATE FUND

PERFORMANCE OVERVIEW

The Davis Real Estate Fund's Class A shares generated a total return on net asset value of 5.89% for the one-year period ended December 31, 2002.(3) Over the same time period, the Wilshire Real Estate Securities Index provided a return of 2.66%.(4) Since the Fund's inception on January 3, 1994, its Class A shares have delivered an average annual return on net asset value of 10.22% while the average real estate fund tracked by Lipper Analytical Services has returned 8.55%.(4)

According to Morningstar, "Davis Real Estate Fund is choosier than most of its rivals. Andrew Davis and Chandler Spears are bottom-up stock-pickers who consider nothing but high-quality firms that are financially disciplined and trading at discounts to their expected cash-flow growth. While doing so, Davis and Spears focus on REITs that have the wherewithal to succeed throughout the real estate cycle. . . . Relatively few firms pass these strict standards, and the fund currently has just 31 holdings while its typical peer has 50. What's more, because the duo are more patient than most of their counterparts, the fund's turnover rate is a fraction of the group norm. This distinguished approach has paid off in 2002. . . . The fund . . . has beaten its average peer over its full life. And it hasn't been too volatile overall, due to its value bias."(9)

AN INTERVIEW WITH ANDREW A. DAVIS AND CHANDLER SPEARS, PORTFOLIO MANAGERS

Q. Could you provide some perspective on the performance of the real estate market and the Fund last year?

A. Last year was the first year in several during which the real estate market's performance made some sense to us. That is, the real estate investment trusts (REITs) that performed better were companies that Chandler and I consider to be quality companies with thoughtful, long-term business plans based on managing the entire real estate investment cycle. These well-managed companies are the kind of companies the Fund owns and that contributed to our outperformance in 2002.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS AND CHANDLER SPEARS, PORTFOLIO MANAGERS - CONTINUED

It was also a year in which dividends, while important, did not necessarily drive a company's valuation. Twelve to twenty-four months ago, this was not the case. At that time, investors seemed to chase companies with the highest dividend yields regardless of the perceived quality of those companies or the associated risks. As a result, the stock prices of companies that we regarded as mediocre rallied even though their businesses were not performing well. In 2002, this changed. Some of the companies that were big dividend yield plays in 2001--most notably in the health care arena--encountered serious problems with certain tenants' rent-paying capabilities and were forced to cut their dividends; these REITs could no longer sustain that level of payout. As a result, their stockholders suffered not only a decrease in income but also a collapse in share price, a double whammy. Since the Fund had not invested in these marginal businesses, it avoided this carnage.

Q. What were the best-performing and worst-performing sectors last year?

A. In that regard, 2002 was a year of surprises. The top-performing sector last year was retail REITs and the worst-performing sector was apartment REITs--just the opposite of what might be expected in a poor economic environment with a weak labor market. The underlying reason for these counterintuitive results is the same in both cases--historically low interest rates.

Normally, the apartment sector tends to hold up relatively well in recessions because when people lose their jobs, they may give up their credit cards or their cars, but the last thing they will give up is their homes. Further, people who are considering leaving apartments and buying homes traditionally postpone that decision in economic downturns because they are uncertain about their incomes. In fact, typically in recessions, people are more likely to sell their homes and move into apartments because renting is generally cheaper than owning. However, when owning a home involves a monthly mortgage payment that is similar to an apartment rental, most people prefer to own. Thanks to very low interest rates, that is what we saw happening last year--making it the only recession in recent history where housing sales were astronomical and people were trading up, not down. We were fortunate to have reduced our positions in the apartment sector early in 2002, thus minimizing our exposure to this group as apartment vacancies mounted and apartment REITs' financial performance weakened.

Turning to last year's top-performing sector, the retail REITs benefited from stronger than expected consumption buoyed in large part by a mortgage refinancing boom created by low interest rates and reasonably low unemployment. Retailers followed a strategy of leasing space in those malls and strip centers with the strongest market positions. This led to strong performance by retail REITs with assets in those market locations. So both apartment and retail REITs were impacted by low interest rates but in a counterintuitive way.

Q. What were some of the Fund's best-performing holdings last year?

A. Basically, it was a year when our overall portfolio performed reasonably well, rather than performance being driven by two or three holdings. Chandler and I make investment decisions based not solely on industry segmentation but because we find the investment merits of individual companies compelling. Two retail REITs that were strong performers last year were General Growth Properties(6), a longtime Fund holding, and Chelsea Property Group, a new investment in 2002. Both companies have dynamic management teams, thoughtfully designed business plans and certain franchise values within their particular areas of specialization.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS AND CHANDLER SPEARS, PORTFOLIO MANAGERS - CONTINUED

Centerpoint Properties, an industrial REIT that we have owned for a number of years and the Fund's largest holding, also generated good gains in 2002. We believe that Centerpoint is the best-run real estate company in the industry and a fine example of a company that manages the entire real estate investment cycle well. The fact that Centerpoint continues to outperform is testimony to the fact that the company has a long-term business plan for making money that works regardless of where it is in the business cycle. Centerpoint is adept at building and buying, developing and repositioning, managing and selling properties. Thus, the company is able to cultivate tremendous value from the properties it owns and then put proceeds from property sales to work in other real estate to begin the process all over again.

Q. What is your long-term outlook for real estate?

A. Looking forward is always difficult and that is particularly true now as we are facing a potential war (or wars), terrorism threats, a directionless economy, and the potential for material changes in the tax law. Even with those difficult and uncertain external factors, we are heartened to see more real estate companies focused today on managing the entire real estate cycle. These companies rarely find themselves beholden to the prevailing real estate economy and are capable of creating value in spite of it. In our experience, these companies tend to outperform over the long term. Several years ago there were but a handful of such companies. Today there are many from which to choose and that is indicative of the industry's maturation. We expect that, over the long term, real estate will prove itself a valuable part of an investment portfolio and performance in 2002 underscores this.

In closing, I am delighted to report to shareholders that Chandler Spears, my long-term colleague and senior research analyst, has partnered with me as co-portfolio manager of the Davis Real Estate Fund since August 8, 2002. His insight was directly responsible for many of the investment decisions that contributed to the Fund's performance this past year.(2)

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

DAVIS CONVERTIBLE SECURITIES FUND

PERFORMANCE OVERVIEW

The Davis Convertible Securities Fund's Class A shares delivered a total return on net asset value of (1.21)% for the one-year period ended December 31, 2002.(3) Over the same time period, the average convertible securities fund tracked by Lipper Analytical Services returned (7.99)%.(4) Since the Fund's inception on May 1, 1992, its Class A shares have generated an average annual return on net asset value of 9.43% versus an average annual return of 8.77% for the funds in Lipper's convertible securities category.

In the words of Morningstar, "Davis Convertible Securities isn't your typical convertibles fund. . . . By holding REITs, convertibles issued by REITs, and a slug of common stock, we expect this fund to retain its character, which has been a huge boon to performance this year. With investors flocking to perceived safe havens, REITs have been one of the few areas of the stock market to eke out gains this year, helping this fund best 97% of its peers for the year to date through Nov. 29. Although the team has been willing to hold more stock than its typical peer and runs a fairly lean portfolio, management has kept volatility in check by adhering to a very valuation-conscious approach, and consequently, avoiding many of the speculative tech and telecom names that have gotten many of its rivals in trouble. As a result, the fund boasts one of the lowest standard deviations, a measure of volatility, in the category over the trailing three years."(10)

AN INTERVIEW WITH ANDREW A. DAVIS AND JASON A. VOSS, PORTFOLIO MANAGERS

Q. How would you characterize the performance of the convertible securities market and the Fund last year?

A. The Fund's performance for the year, down just over 1%, was disappointing in absolute terms. However, Jason and I take some measure of pride in the fact that we achieved a roughly breakeven return in such a difficult market environment--outperforming both our peer group funds and the Standard & Poor's 500(R) Index, which fell 22% during 2002.(4) Avoiding big losses in down markets is as important to building a solid long-term track record as achieving big gains in up markets. Because it is not our nature to seek speculative companies (which has cost us in the past), we avoided a number of formerly high-flying companies that suffered from accounting and business scandals.

We believe that investors own convertibles because they want to participate in equity-like returns with some bond-like downside protection. Perhaps the biggest surprise to many investors in 2002 was that, even with interest rates as low as they were, a large number of convertibles did not provide that downside protection. The premise that yield would protect capital was faulty. Companies of lower credit quality with high-yielding convertibles defaulted in some cases or were rumored to be in financial distress. This led to bankruptcy or serious financial reversals and prices of these companies' convertibles plummeted.

Downside protection comes not just from yield but also from the quality of the underlying business. Jason and I believe that the Fund's greatest strength is our disciplined investment process, which keeps us focused on convertibles that represent good values and that are issued by strong, well-managed companies with real revenues, cash earnings and solid growth prospects. As long-time shareholders in the Fund know, our strategy is to target convertibles that we believe can deliver 80% or more of the underlying stock's upside potential while avoiding at least 50% of the downside risk if the stock price falls--a target we more than met in 2002 as we have since the Fund's inception.(11)

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS AND JASON A. VOSS, PORTFOLIO MANAGERS - CONTINUED

Q. What holdings were big contributors to the Fund's results in 2002?

A. The Fund has historically had a significant weighting in the real estate arena, with some of our larger positions in this sector, and that helped our performance last year. Devon Energy(6), a core holding that the Fund has owned for many years, also did well in 2002. Devon is a North American-focused exploration and production company with a good balance between oil and natural gas properties and one of the best management teams across all industries. We felt that Devon had been unnecessarily beaten down by investors concerned with certain credit issues about the business and we continued to hold the position. Devon is the kind of company with which we are willing to be patient, even when the stock is not in favor with other investors, and our patience was rewarded last year.

A new holding in 2002 that performed well is Waste Connections, a waste management company with a strategy unique within its industry. Waste Connections focuses on small towns and municipalities, often purchasing the only "mom and pop" waste company serving the community. Because large waste companies are not interested in competing in such small markets, Waste Connections is able to sign very long-term customer contracts with automatic inflation escalators. This results in a fairly predictable cash flow stream, and as long as Waste Connections does a good job of picking up trash on schedule, customers are happy, which makes customer service relatively easy. I must give Jason full credit for this fine acquisition. After well-publicized fiascoes at certain larger waste management companies in recent years, most investors had abandoned the industry. Jason did the in-depth research that uncovered the potential in Waste Connections and resulted in its addition to the portfolio.

Q. What about an investment that disappointed last year?

A. Certainly, our biggest mistake was international utility AES, an investment we made in 2001 that suffered a steep price decline in 2002. Had we not owned AES, the Fund would have been in positive territory last year. The lesson we learned from AES is that while we had carefully identified the individual risks in that business, we did a poor job of estimating the impact that those risks as a whole could have on the company. In other words, we did not account for what could happen if AES encountered the "perfect storm," as it did in 2002 when the company faced significant turmoil in virtually every one of its overseas markets and had difficulties refinancing some of its short-term debt.

Q. What is your long-term outlook?

A. Jason and I never spend much time trying to forecast what the economy or the market might do because we believe that it is unknowable. However, we believe the environment will allow individual companies to perform well without the benefit of a "rising tide." As a result, we are focused on understanding the businesses that we own. We look for companies that can grow owner earnings (the fun part of our job) and we are very price conscious (the hard part of our job). Moreover, we are careful not only about the price that we pay for the convertible but also the implicit price that we pay for the common stock.

In closing, I would like to thank all our team members for their hard work this year. The year 2002 will go down on record as a very difficult year for investors but one in which the seeds for future performance were sown. My grandfather loved to quip that "you make most of your money in a bear market, you just don't realize it at the time." Jason and I recognize the trust that our investors place in us and we work hard every day to continue to earn it.(2)

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

DAVIS GOVERNMENT BOND FUND

PERFORMANCE OVERVIEW

The Davis Government Bond Fund's Class A shares provided a total return on net asset value of 8.66% for the one-year period ended December 31, 2002.(3) The Fund's benchmark, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, returned 9.28% over the same time period.(4)

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER

Q. What key factors influenced the performance of the bond market in 2002?

A. Bonds outperformed stocks for the third consecutive year, with 10-year U.S. Treasury securities up 14.5% as their yield declined more than 130 basis points(12) during the year. After the post-September 11 rally in stock prices and a good holiday shopping season in 2001, many investors entered 2002 thinking that the economy was recovering and that interest rates would rise, meaning prices of fixed-income securities would decline. However, as the year progressed, the economy grew more slowly than anticipated and fears of a double-dip recession emerged as falling equity prices, a sagging job market and the threat of war in the Middle East took their toll on consumer spending, which has been the primary driver of economic growth. Then, in early November, the Federal Reserve Board cut the Fed funds rate by 50 basis points to 1.25% and at the same time shifted to a neutral bias, leading the markets to believe that further rate cuts may not be needed and that interest rates may have hit their lows for this cycle.

Q. How have you managed the Fund in this environment?

A. The Fund's investable universe is broken down into mortgages, U.S. government agencies and U.S. Treasury securities. When we look at this universe, mortgages represent the largest sector at 50%, followed by Treasuries and agencies at 32% and 18%, respectively. The Fund remained overweight mortgages and agencies relative to the market, which helped results during the first five months of 2002 when mortgage securities outperformed, and underweight U.S. Treasury securities, which hampered results somewhat in the third to the middle of the fourth quarter when Treasuries did well. At the end of 2002, the Fund was invested 56% in mortgages, 28% in government agencies, 8% in Treasuries and 8% in cash equivalents. Mortgage securities traditionally outperform other fixed-income sectors in a rising interest rate environment. For this reason, we have maintained our mortgage overweight as we believe that the economic recovery is underway and will continue to gain momentum, which should ultimately result in higher interest rates.

To position the Fund for the more bearish bond market we anticipate going forward, we also shortened the duration and maturity of the Fund's holdings during 2002. One trade involved the mortgage sector where we reduced our holdings of 30-year bonds and increased our holdings of 15-year bonds. At the end of the year, the weighted average maturity of the portfolio was approximately 3.9 years and its weighted average duration around 3.2 years.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER - CONTINUED

Q. What is your overall strategy in managing the Fund?

A. We strive to manage the portfolio as a well-rounded, all-weather fund. Unlike many government bond funds, the Fund seeks opportunities exclusively in the U.S. government securities market to avoid the greater risk associated with corporate bonds, which may be especially reassuring to investors in the wake of recent business scandals. The Fund's strategy is to diversify among different types of government securities, maturity lengths, call provisions and interest rate coupons. We adjust the percentages allocated to the three major sectors of the government market--Treasuries, agencies and mortgages--as relative values and opportunities change. We also emphasize intermediate-term securities in an effort to smooth out performance and provide stability in a variety of market climates.

A government bond fund offers a strong foundation for any long-term investment plan and may be a suitable alternative for investors seeking to diversify and protect their money in an uncertain environment. Particularly as the baby boom generation moves into retirement, more investors may wish to participate in the returns and security of U.S. government bonds. The Davis Government Bond Fund offers potentially higher monthly income than most short-term investments and can be an excellent means of balancing equity holdings with fixed-income securities of the highest credit quality.(2)

--------------------------------------------

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Funds prospectus, which contains more information about risks, charges and expenses. Please read the prospectus carefully before investing or sending money.

(1) Source: Fortune Magazine, November 11, 2002.

(2) Davis Funds investment professionals make candid statements and observations regarding individual companies and economic and market conditions. However, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Davis Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.

Davis Opportunity Fund invests in companies with small and medium market capitalizations and it may be subject to greater risks than a fund that invests primarily in large capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Davis Real Estate Fund is allowed under its charter to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the Fund's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

Davis Convertible Securities Fund concentrates its investments in convertible securities, which have characteristics of both equity and debt securities and present the risks of both common stock ownership and bond ownership. The Fund may invest up to 35% of its net assets in debt securities with low ratings, known as "high-yield, high-risk debt securities."

(3) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for Class A shares for the periods ended December 31, 2002. Returns for other classes of shares will vary from the following returns.

(without a 4.75% sales charge taken into consideration)

     -------------------------------------------------------------------------
     FUND NAME                     1 YEAR   5 YEARS 10 YEARS     INCEPTION
     -------------------------------------------------------------------------
     Davis Financial              (18.98)%   1.95%   13.20%  15.99% - 05/01/91
     -------------------------------------------------------------------------
     Davis Opportunity*           (13.56)%   3.57%    N/A    12.42% - 12/01/94
     -------------------------------------------------------------------------
     Davis Real Estate               5.89%   1.90%    N/A    10.22% - 01/03/94
     -------------------------------------------------------------------------
     Davis Convertible Securities  (1.21)%   0.07%    8.76%   9.43% - 05/01/92
     -------------------------------------------------------------------------
     Davis Government Bond           8.66%   5.41%    N/A     6.20% - 12/01/94
     -------------------------------------------------------------------------

(with a 4.75% sales charge taken into consideration)

     -------------------------------------------------------------------------
     FUND NAME                     1 YEAR   5 YEARS 10 YEARS     INCEPTION
     -------------------------------------------------------------------------
     Davis Financial              (22.82)%   0.96%   12.64%  15.51% - 05/01/91
     -------------------------------------------------------------------------
     Davis Opportunity*           (17.68)%   2.57%    N/A    11.75% - 12/01/94
     -------------------------------------------------------------------------
     Davis Real Estate               0.87%   0.91%    N/A     9.62% - 01/03/94
     -------------------------------------------------------------------------
     Davis Convertible Securities  (5.92)% (0.90)%    8.24%   8.94% - 05/01/92
     -------------------------------------------------------------------------
     Davis Government Bond           3.55%   4.39%    N/A     5.56% - 12/01/94
     -------------------------------------------------------------------------

* In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

Davis Financial Fund's after-tax performance for periods ended December 31, 2002:

(with a 4.75% sales charge taken into consideration)

     --------------------------------------------------------------------------
                                              1 YEAR     5 YEARS     10 YEARS
     --------------------------------------------------------------------------
     Return before taxes(a)                   (22.82)%     0.96%      12.64%
     --------------------------------------------------------------------------
     Return after taxes on distributions(b)   (22.82)%     0.74%      11.42%
     --------------------------------------------------------------------------
     Return after taxes on distributions and
            sale of fund shares(c)            (14.01)%     0.81%      10.24%
     --------------------------------------------------------------------------

(without a sales charge or taxes taken into consideration)

     --------------------------------------------------------------------------
                                              1 YEAR     5 YEARS     10 YEARS
     --------------------------------------------------------------------------
     DFF Class A Shares                       (18.98)%     1.95%      13.20%
     --------------------------------------------------------------------------
     S&P 500(R)Index                          (22.10)%    (0.59)%      9.34%
     --------------------------------------------------------------------------

After April 30, 2003, this report must be accompanied by a supplement that includes performance as of the most recent calendar quarter. Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

(a) "Return Before Taxes" assumes reinvestment of dividends and capital gain distributions.

(b) "Return After Taxes on Distributions" shows the fund's annualized after-tax total return for the time period specified.

(c) "Return After Taxes on Distributions and Sale of Fund Shares" shows the fund's annualized after-tax total return for the time period specified plus the tax effect of selling your shares at the end of the period.

To determine the after-tax return and after-tax return with shares sold, distributions are treated as taxed at the maximum tax rate in effect at the time they were paid with the balance reinvested. These rates are currently 38.6% for income and short-term capital gains distributions. Long-term capital gains currently are taxed at a 20% rate. The tax rate is applied to distributions prior to reinvestment and the after-tax portion is reinvested in the fund. State and local taxes are ignored.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), the after tax information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After tax returns reflect past tax effects and are not predictive of future tax effects.

(4) The definitions of indices and averages quoted in this report appear below. Investments cannot be made directly in either the indices or averages.

I. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted. The beginning date was January 1, 1978, and the Index is rebalanced monthly and returns are calculated on a buy and hold basis.

III. Lipper Analytical Services' investment performance, rankings and comparisons are based on total returns unadjusted for commissions.

IV. The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is a recognized unmanaged index of U.S. Government Securities performance.

(5) Legally, Davis Financial Fund is a diversified fund under the Investment Company Act of 1940.

(6) Davis Funds investment professionals candidly discusses a number of individual companies. These opinions are current as of the date of this report but are subject to change. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The schedule of investments list each Fund's holdings of each company discussed.

(7)  Tyco International price was $17.87 on January 17, 2003.

(8)  Source: Morningstar Mutual Fund Reports, October 1, 2002.

(9)  Source: Morningstar Mutual Fund Reports, December 13, 2002.

(10) Source: Morningstar Mutual Fund Reports, December 2, 2002.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(11) While Davis Convertible Securities Fund seeks convertible securities meeting the 80%/50% rule, there can be no assurance that the convertible securities that the Fund purchases will actually perform in line with our expectations. There can be no assurance that convertible securities will increase in value when the underlying common stocks increase in value, or that they will provide downside protection when the underlying common stocks decline in value.

(12) A "basis point" is equal to 1/100th of one percent. 130 basis points equals 1.30%.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2002
================================================================================

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------
Common Stocks............................................... 88.5%
Short Term Investments, Other Assets & Liabilities.......... 11.5%

SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
---------------------------------------
Electronics ................................................  7.9%
Retailing ..................................................  6.9%
Chemicals ..................................................  4.6%
Energy .....................................................  6.8%
Distributors ...............................................  3.8%
Entertainment ..............................................  3.1%
Consumer Products ..........................................  2.7%
Other ......................................................  8.8%
Race Tracks ................................................  3.0%
Media ...................................................... 10.3%
Diversified ................................................  5.1%
Pharmaceutical & Health Care ...............................  6.6%
Telecommunications .........................................  4.7%
Insurance ..................................................  7.2%
Financial Services/Banking .................................  8.4%
Technology ................................................. 10.1%

                                                                       % OF FUND
TOP 10 HOLDINGS                SECTOR                                 NET ASSETS
--------------------------------------------------------------------------------
Sigma-Aldrich Corp.            Chemicals                                   4.04%
Golden West Financial Corp.    Banks and Savings & Loan Associations       3.50%
Aramark Corp., Class B         Distributors                                3.36%
Duane Reade Inc.               Retailing                                   3.25%
Premcor Inc.                   Energy                                      3.12%
Agilent Technologies, Inc.     Electronics                                 3.12%
Pfizer Inc.                    Pharmaceutical and Health Care              3.05%
TMP Worldwide Inc.             Media                                       3.01%
Tyco International Ltd.        Diversified Manufacturing                   2.81%
Apogent Technologies Inc.      Medical Instruments                         2.80%

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 2002 THROUGH DECEMBER 31, 2002
================================================================================

NEW POSITIONS ADDED (1/1/02-12/31/02)
(Highlighted positions are those greater than 1.99% of 12/31/02 total net assets)

                                                                                  DATE OF 1ST  % OF 12/31/02
SECURITY                                  SECTOR                                  PURCHASE     FUND NET ASSETS
--------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp.             Telecommunications                      04/04/02            -
American Standard Cos. Inc.               Building Materials                      03/05/02           2.10%
Anteon International Corp.                Information/Information Processing      03/11/02            -
Apple Computer, Inc.                      Technology                              06/27/02           0.86%
AT&T Wireless Services Inc.               Telecommunications                      03/01/02           0.81%
Bristol-Myers Squibb Co.                  Pharmaceutical and Health Care          04/04/02            -
Calpine Corp.                             Energy                                  11/06/02           0.47%
Costco Wholesale Corp.                    Retailing                               12/30/02           1.51%
Covad Communications Group, Inc.          Telecommunications                      04/29/02           0.55%
Diebold, Inc.                             Electronics                             01/09/02            -
Dominion Resources, Inc.                  Energy                                  05/16/02            -
Fiat S.p.A.                               Manufacturing                           06/28/02            -
Groupe Bruxelles Lambert S.A.             Diversified                             04/23/02           1.70%
Home Depot, Inc.                          Retailing                               12/10/02           1.30%
Julius Baer Holding Ltd., Class B         Investment Firms                        06/13/02           0.37%
LIN TV Corp., Class A                     Media                                   05/03/02           0.60%
Metro-Goldwyn-Mayer Inc.                  Entertainment                           04/25/02           2.74%
Microsoft Corp.                           Technology                              07/26/02           1.94%
Mirant Corp.                              Energy                                  11/06/02            -
Motorola, Inc.                            Telecommunications                      06/27/02           1.16%
Pfizer Inc.                               Pharmaceutical and Health Care          07/15/02           3.05%
Premcor Inc.                              Energy                                  04/29/02           3.12%
Reliant Resources, Inc.                   Energy                                  11/06/02            -
SAP AG, ADR                               Technology                              10/04/02           1.53%
Sun Microsystems, Inc.                    Technology                              10/29/02           0.50%
TMP Worldwide Inc.                        Media                                   08/22/02           3.01%
Tyco International Group, SA, 6.875%,
     9/5/02                               Diversified Manufacturing               02/08/02            -
Tyco International Group, SA, 4.95%,
     8/1/03                               Diversified Manufacturing               02/08/02            -
Tyco International Ltd.                   Diversified Manufacturing               07/30/02           2.81%

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 2002 THROUGH DECEMBER 31, 2002
================================================================================

POSITIONS CLOSED (1/1/02-12/31/02)
(Gains and losses greater than $1,000,000 are highlighted)

                                                                                  DATE OF
SECURITY                                  SECTOR                                  FINAL SALE       GAIN/(LOSS)
--------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp.             Telecommunications                      05/29/02       $ (5,525,942)
Amazon.com, Inc.                          Retailing                               12/27/02            266,687
Amazon.com, Inc., Sr. Notes, 0%/10%,
     05/01/08                             Retailing                               09/12/02          1,083,115
Anteon International Corp.                Information/Information Processing      03/27/02             18,618
Anthem, Inc.                              Pharmaceutical and Health Care          07/30/02          1,957,229
BearingPoint, Inc.                        Consulting Services                     10/25/02         (1,360,272)
Bristol-Myers Squibb Co.                  Pharmaceutical and Health Care          07/23/02         (1,920,015)
ConocoPhillips                            Energy                                  11/13/02           (689,700)
Diebold, Inc.                             Electronics                             06/27/02           (726,572)
Dominion Resources, Inc.                  Energy                                  07/24/02           (187,726)
Eli Lilly and Co.                         Pharmaceutical and Health Care          10/15/02           (911,655)
Entravision Communications Corp.,
     Class A                              Media                                   10/30/02            505,455
E.W. Scripps Co., Class A                 Media                                   07/02/02            307,001
Fiat S.p.A.                               Manufacturing                           08/16/02           (450,062)
Hearst-Argyle Television, Inc.            Media                                   03/07/02            126,657
IMS Health Inc.                           Information/Information Processing      08/15/02            (38,751)
Kinder Morgan, Inc.                       Pipelines                               10/08/02         (1,519,598)
Martin Marietta Materials, Inc.           Building Materials                      11/13/02         (1,179,139)
Merck & Co., Inc.                         Pharmaceutical and Health Care          04/01/02         (1,080,181)
Mirant Corp.                              Energy                                  11/15/02           (398,051)
Moody's Corp.                             Financial Services                      07/30/02          2,348,845
Novellus Systems, Inc.                    Electronics                             04/01/02            101,694
Panamerican Beverages, Inc., Class A      Distributors                            10/29/02         (1,907,844)
Reliant Resources, Inc.                   Energy                                  11/14/02           (112,066)
ServiceMaster Co.                         Commercial Services                     08/15/02           (423,750)
Trans World Entertainment Corp.           Retailing                               12/31/02         (1,361,090)
TV Azteca, S.A. de C.V., ADR              Media                                   11/01/02           (467,558)
Tyco International Group, SA, 6.875%,
     9/5/02                               Diversified Manufacturing               04/02/02               (355)
Tyco International Group, SA, 4.95%,
     8/1/03                               Diversified Manufacturing               04/02/02            (34,221)
Vertex Pharmaceuticals Inc.               Pharmaceutical and Health Care          11/12/02           (475,905)

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS OPPORTUNITY FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

---------------------------------------------------
CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%.)

One Year ................................ (17.68)%
Five Year................................    2.57%
Life of Class (December 1, 1994
    through December 31, 2002)...........   11.75%
---------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Opportunity Fund ("DOF-A") on December 1, 1994 (inception of class) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2002 the value of your investment would have grown to $24,532 - a 145.32% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $22,546 - a 125.46% increase.

[GRAPHIC OMITTED]

                      S&P 500             DOF-A
                      -------             -----
  12/1/94             $10,000             $9,523
 12/31/94             $10,305             $9,259
 12/31/95             $14,164            $13,578
 12/31/96             $17,407            $16,121
 12/31/97             $23,206            $20,587
 12/31/98             $29,825            $21,064
 12/31/99             $36,092            $27,689
 12/31/00             $32,805            $30,871
 12/31/01             $28,923            $28,381
 12/31/02             $22,546            $24,532


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS OPPORTUNITY FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

------------------------------------------------------
CLASS B SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

One Year ................................ (17.67)%
Five Year................................    2.52%
Ten Years................................    9.74%
------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Opportunity Fund ("DOF-B") on December 31, 1992. As the chart shows, by December 31, 2002 the value of your investment would have grown to $25,331 - a 153.31% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $24,401 - a 144.01% increase.

[GRAPHIC OMITTED]

                      S&P 500             DOF-B
                      -------             -----
 12/31/92             $10,000            $10,000
 12/31/93             $11,003            $11,116
 12/31/94             $11,153            $10,180
 12/31/95             $15,329            $14,806
 12/31/96             $18,839            $17,450
 12/31/97             $25,116            $22,131
 12/31/98             $32,279            $22,487
 12/31/99             $39,062            $29,328
 12/31/00             $35,504            $32,428
 12/31/01             $31,302            $29,536
 12/31/02             $24,401            $25,331


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS OPPORTUNITY FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

----------------------------------------------------
CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ............................... (15.14)%
Five Year ..............................    2.66%
Life of Class (August 15, 1997
    through December 31, 2002)...........   1.37%
----------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Opportunity Fund ("DOF-C") on August 15, 1997 (inception of class). As the chart shows, by December 31, 2002 the value of your investment would have grown to $10,759 - a 7.59% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $10,554 - a 5.54% increase.

[GRAPHIC OMITTED]

                      S&P 500             DOF-C
                      -------             -----
  8/15/97             $10,000            $10,000
 12/31/97             $10,863             $9,434
 12/31/98             $13,961             $9,574
 12/31/99             $16,895            $12,477
 12/31/00             $15,356            $13,778
 12/31/01             $13,539            $12,552
 12/31/02             $10,554            $10,759


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS OPPORTUNITY FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

----------------------------------------------------
CLASS Y SHARES
(There is no sales charge applicable to this calculation.)

One Year ............................... (13.30)%
Five Year ..............................    3.84%
Life of Class (September 18, 1997
    through December 31, 2002)...........   1.37%
----------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Opportunity Fund ("DOF-Y") on September 18, 1997 (inception of class). As the chart shows, by December 31, 2002 the value of your investment would have grown to $10,745 - a 7.45% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $10,036 - a 0.36% increase.

[GRAPHIC OMITTED]

                      S&P 500             DOF-Y
                      -------             -----
  9/18/97             $10,000            $10,000
 12/31/97             $10,330             $8,902
 12/31/98             $13,276             $9,096
 12/31/99             $16,066            $12,021
 12/31/00             $14,603            $13,443
 12/31/01             $12,875            $12,393
 12/31/02             $10,036            $10,745


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

DAVIS SERIES, INC.
DAVIS  FINANCIAL FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2002
================================================================================

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------
Other Assets & Liabilities ..................................... (3.0)%
Common Stocks .................................................. 103.0%

SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
---------------------------------------
Banking ........................................................   8.7%
Insurance ......................................................  37.0%
Industrial .....................................................   3.0%
Financial Services .............................................  37.0%
Consumer Products ..............................................   7.1%
Diversified Manufacturing ......................................   7.2%

                                                                      % OF FUND
TOP 10 HOLDINGS                        SECTOR                        NET ASSETS
-------------------------------------------------------------------------------
Transatlantic Holdings, Inc.           Reinsurance                        9.60%
American Express Co.                   Financial Services                 8.68%
Tyco International Ltd.                Diversified Manufacturing          7.43%
Philip Morris Cos. Inc. *              Consumer Products                  7.30%
Citigroup Inc.                         Financial Services                 5.78%
Julius Baer Holding Ltd., Class B      Investment Firms                   5.50%
Berkshire Hathaway Inc., Class A       Property/Casualty Insurance        5.47%
American International Group, Inc.     Multi-Line Insurance               5.30%
Loews Corp.                            Financial Services                 4.96%
Household International, Inc.          Financial Services                 4.87%

* Changed name to Altria Group, Inc. effective 01/27/03

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
PORTFOLIO ACTIVITY JANUARY 1, 2002 THROUGH DECEMBER 31, 2002
================================================================================

NEW POSITIONS ADDED (1/1/02-12/31/02)
(Highlighted positions are those greater than 1.99% of 12/31/02 total net assets)

                                                                                DATE OF 1ST       % OF 12/31/02
SECURITY                                       SECTOR                           PURCHASE          FUND NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc.                            Pipelines                        03/01/02                 -


POSITIONS CLOSED (1/1/02-12/31/02)
(Gains and losses greater than $5,000,000 are highlighted)

                                                                                DATE OF FINAL
SECURITY                                       SECTOR                           SALE              GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------
Costco Wholesale Corp.                         Retailing                        06/12/02         $ 7,676,024
Dentsu Inc.                                    Advertising Agencies             02/12/02              21,722
First Data Corp.                               Data Processing                  03/14/02          16,583,089
Horace Mann Educators Corp.                    Multi-Line Insurance             10/18/02         (10,361,088)
Kinder Morgan, Inc.                            Pipelines                        06/25/02            (512,999)
Lexmark International, Inc.                    Technology                       03/01/02          (2,456,455)
Martin Marietta Materials, Inc.                Building Materials               05/09/02             847,104
MBNA Corp.                                     Financial Services               04/04/02          11,523,565
Morgan Stanley                                 Investment Firms                 08/27/02           9,797,800
Stillwell Financial, Inc.                      Investment Firms                 11/11/02         (28,897,601)
Travelers Property Casualty Corp., Class A     Property/Casualty Insurance      09/12/02              81,488
Travelers Property Casualty Corp., Class B     Property/Casualty Insurance      09/12/02             137,645

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

----------------------------------------------------
CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%.)

One Year ................................ (22.82)%
Five Year................................    0.96%
Ten Year.................................   12.64%
----------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Financial Fund ("DFF-A") on December 31, 1992 and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2002 the value of your investment would have grown to $32,894 - a 228.94% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $24,401 - a 144.01% increase.

[GRAPHIC OMITTED]

                      S&P 500             DFF-A
                      -------             -----
 12/31/92             $10,000             $9,524
 12/31/93             $11,003            $10,940
 12/31/94             $11,153            $10,442
 12/31/95             $15,329            $15,717
 12/31/96             $18,839            $20,667
 12/31/97             $25,116            $29,870
 12/31/98             $32,279            $34,104
 12/31/99             $39,062            $33,813
 12/31/00             $35,504            $44,687
 12/31/01             $31,302            $40,600
 12/31/02             $24,401            $32,894


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

-----------------------------------------------------
CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ................................ (22.90)%
Five Year ...............................    0.68%
Life of Class (December 27, 1994
    through December 31, 2002)...........   14.25%
-----------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Financial Fund ("DFF-B") on December 27, 1994 (inception of class). As the chart shows, by December 31, 2002 the value of your investment would have grown to $29,060 - a 190.60% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $21,886 - a 118.86% increase.

[GRAPHIC OMITTED]

                      S&P 500             DFF-B
                      -------             -----
 12/27/94             $10,000            $10,000
 12/31/94             $10,003             $9,910
 12/31/95             $13,749            $14,766
 12/31/96             $16,897            $19,238
 12/31/97             $22,526            $27,559
 12/31/98             $28,951            $31,199
 12/31/99             $35,035            $30,667
 12/31/00             $31,844            $40,172
 12/31/01             $28,075            $36,184
 12/31/02             $21,886            $29,060


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

----------------------------------------------------
CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ................................ (20.47)%
Five Year ...............................    1.09%
Life of Class (August 12, 1997
    through December 31, 2002)...........    2.72%
----------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Financial Fund ("DFF-C") on August 12, 1997 (inception of class). As the chart shows, by December 31, 2002 the value of your investment would have grown to $11,555 - a 15.55% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $10,261 - a 2.61% increase.

[GRAPHIC OMITTED]

                      S&P 500             DFF-C
                      -------             -----
  8/12/97             $10,000            $10,000
 12/31/97             $10,562            $10,946
 12/31/98             $13,574            $12,397
 12/31/99             $16,426            $12,189
 12/31/00             $14,930            $15,972
 12/31/01             $13,163            $14,384
 12/31/02             $10,261            $11,555


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

----------------------------------------------------
CLASS Y SHARES
(There is no sales charge applicable to this calculation.)

One Year ............................... (18.85)%
Five Year ..............................    2.17%
Life of Class (March 10, 1997
    through December 31, 2002)..........    6.38%
----------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Financial Fund ("DFF-Y") on March 10, 1997 (inception of class). As the chart shows, by December 31, 2002 the value of your investment would have grown to $14,323 - a 43.23% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $11,792 - a 17.92% increase.

[GRAPHIC OMITTED]

                      S&P 500             DFF-Y
                      -------             -----
  3/10/97             $10,000            $10,000
 12/31/97             $12,137            $12,866
 12/31/98             $15,598            $14,741
 12/31/99             $18,876            $14,646
 12/31/00             $17,157            $19,394
 12/31/01             $15,127            $17,649
 12/31/02             $11,792            $14,323


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2002
================================================================================
[GRAPHIC OMITTED]
PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------
Common Stocks ................................................  14.7%
Preferred Stocks .............................................  31.5%
Bonds ........................................................  45.8%
Short Term Investments, Other Assets & Liabilities ...........   8.0%

SECTOR WEIGHTINGS (% OF LONG TERM PORTFOLIO)
---------------------------------------
Electronics ..................................................   9.7%
Energy .......................................................   9.0%
Waste Management .............................................   3.8%
Financial Services ...........................................  16.9%
Industrial ...................................................   5.5%
Real Estate ..................................................  29.7%
Rental Auto/Equipment ........................................   2.8%
Retailing ....................................................   6.8%
Media ........................................................   2.6%
Insurance ....................................................   6.7%
Other ........................................................   6.5%

                                                                                                     % OF FUND
TOP 10 HOLDINGS                                                       SECTOR                        NET ASSETS
--------------------------------------------------------------------------------------------------------------
General Growth Properties, 7.25%, 07/15/08, Cum. Conv. Pfd.           Malls (REITS)                      7.91%
Kerr-McGee Corp. (Convertible into Devon Energy),
        5.50%, 08/02/04, Conv. Pfd.                                   Energy                             6.73%
Exchangeable Certificate Corp. (Convertible into
        American Express), Ser. 144A Conv., 0.625%, 03/02/05          Financial Services                 6.11%
EOP Operating LP, Conv. Sr. Notes, 7.25%, 11/15/08                    Real Estate Development            5.92%
Vornado Realty Trust                                                  Diversified (REITS)                5.53%
Sealed Air Corp., $2.00, 04/01/18, Ser. A Cum. Conv. Pfd.             Industrial                         5.06%
SL Green Realty Corp., 8.00%, 04/15/08, Cum. Conv. Pfd.               Office/Industrial (REITS)          4.85%
American International Group, Inc., Conv. Sr. Notes,
        0.50%, 05/15/07                                               Multi-Line Insurance               3.87%
School Specialty, Inc., Conv. Sub. Notes, 6.00%, 08/01/08             Retailing                          3.85%
Burr-Brown Corp. (Convertible into Texas Instruments),
        Conv. Sub. Notes, 4.25%, 02/15/07                             Electronics                        3.72%

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
PORTFOLIO ACTIVITY JANUARY 1, 2002 THROUGH DECEMBER 31, 2002
================================================================================

NEW POSITIONS ADDED (1/1/02-12/31/02)
(Highlighted Positions are those greater than 1.50% of 12/31/02 total net assets)

                                                                                  DATE OF 1ST  % OF 12/31/02
SECURITY                                                SECTOR                    PURCHASE     FUND NET ASSETS
--------------------------------------------------------------------------------------------------------------
American International Group, Inc., Conv. Sr. Deb.,
    Zero Cpn., 1.76%, 11/09/31                          Multi-Line Insurance       07/26/02          0.96%
Chubb Corp., 7.00%, 11/16/05, Conv. Pfd.                Property/Casualty
                                                            Insurance              11/26/02          0.14%
Fairchild Semiconductor Corp., Conv. Sr. Sub.,
    5.00%, 11/01/08                                     Electronics                06/05/02          0.96%
Household International, Inc., 8.875%, 02/15/06,
    Adjustable Conversion-Rate Equity
    Security Cum. Conv. Pfd.                            Financial Services         10/25/02          1.65%
ICN Pharmaceuticals, Inc., Conv. Sub. Notes,            Pharmaceutical and
    6.50%, 07/15/08                                         Health Care            07/12/02          1.26%
International Rectifier Corp.                           Electronics                01/25/02             -
Masco Corp., Conv. Sr. Notes, Zero Cpn., 2.93%,
    07/20/31                                            Building Materials         07/02/02          1.49%
NCO Group Inc., Conv. Sub. Notes, 4.75%, 04/15/06       Financial Services         04/25/02          2.74%
Providian Financial Corp., Conv. Notes,
    Zero Cpn., 6.58%, 02/15/21                          Financial Services         04/12/02          2.67%
School Specialty, Inc.                                  Retailing                  02/04/02             -
Travelers Property Casualty Corp., 4.50%,               Property/Casualty
    04/15/32, Conv. Pfd.                                    Insurance              03/21/02          1.06%
Universal Health Services, Inc., Conv. Deb.,            Pharmaceutical and
    0.426%, 06/23/20                                        Health Care            07/15/02          1.07%
Waste Connections, Inc., Conv. Sub. Notes,
    5.50%, 04/15/06                                     Waste Management           04/25/02          3.50%

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
PORTFOLIO ACTIVITY JANUARY 1, 2002 THROUGH DECEMBER 31, 2002
================================================================================

POSITIONS CLOSED (1/1/02-12/31/02)
(Gains and losses greater than $500,000 are highlighted)

                                                                                   DATE OF
SECURITY                                                SECTOR                     FINAL SALE    GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
AES Corp.                                               Energy                     04/11/02    $    (247,326)
American Express Co.                                    Financial Services         07/03/02         (251,364)
Canadian National Railway Co.                           Transportation             07/10/02        1,508,628
Costco Wholesale Corp.                                  Retailing                  01/18/02          509,679
Equity Office Properties Trust                          Office/Industrial
                                                           (REITS)                 01/03/02          280,958
Equity Residential Properties Trust, 7.00%,             Multi-Family Housing
    Ser. E Cum. Conv. Pfd.                                 (REITS)                 04/30/02          582,462
Halliburton Co.                                         Energy                     10/22/02       (2,232,405)
Hewlett-Packard Co.                                     Technology                 04/11/02         (518,291)
Hewlett-Packard Co., Conv. Sub. Notes,
    Zero Cpn., 10/14/17                                 Technology                 04/11/02         (954,659)
Host Marriott Financial Trust, 6.75%, 12/02/26,
    Ser. 144A Conv. Pfd.                                Hotels                     04/30/02         (411,070)
International Rectifier Corp.                           Electronics                07/26/02         (164,756)
Masco Corp.                                             Building Materials         07/02/02          402,348
News Corp. Ltd., ADR PRF                                Media                      05/22/02         (292,904)
Providian Financial Corp., Conv. Notes,
    3.25%, 08/15/05                                     Financial Services         04/12/02           (6,425)
Quanta Services, Inc.                                   Commercial Services        07/26/02       (1,008,255)
Reckson Assoc. Realty, 7.625%, Ser. A                   Office/Industrial
    Cum. Conv. Pfd.                                        (REITS)                 04/30/02         (170,323)
School Specialty, Inc.                                  Retailing                  07/29/02           52,106
Six Flags, Inc., 7.25%, 08/15/09,                       Resorts/Theme
    Cum. Conv. Pfd.                                        Parks                   08/13/02       (2,634,028)
Texas Instruments Inc.                                  Technology                 07/29/02          505,958
United Rentals, Inc.                                    Rental Auto/Equipment      03/25/02          273,101
Valhi Inc. (Convertible into Halliburton),
    Conv. Sr. Secured, Zero Cpn., 10/20/07              Energy                     10/21/02         (437,729)

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND
CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

--------------------------------------------------
CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%.)

One Year .............................. (5.92)%
Five Year ............................. (0.90)%
Ten Year...............................   8.24%
--------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Convertible Securities Fund ("DCSF-A") on December 31, 1992 and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2002 the value of your investment would have grown to $22,066 - a 120.66% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

[GRAPHIC OMITTED]

                      S&P 500             DCSF-A
                      -------             ------
 12/31/92             $10,000             $9,528
 12/31/93             $11,003            $11,172
 12/31/94             $11,153            $10,421
 12/31/95             $15,329            $13,202
 12/31/96             $18,839            $17,091
 12/31/97             $25,116            $21,993
 12/31/98             $32,279            $21,598
 12/31/99             $39,062            $24,399
 12/31/00             $35,504            $24,162
 12/31/01             $31,302            $22,336
 12/31/02             $24,401            $22,066


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND
CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

----------------------------------------------------
CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ............................... (5.82)%
Five Year .............................. (1.15)%
Life of Class (February 3, 1995
    through December 31, 2002)..........   8.58%
----------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Convertible Securities Fund ("DCSF-B") on February 3, 1995 (inception of class). As the chart shows, by December 31, 2002 the value of your investment would have grown to $19,175 - a 91.75% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

[GRAPHIC OMITTED]

                      S&P 500             DCSF-B
                      -------             ------
   2/3/95             $10,000            $10,000
 12/31/95             $13,188            $12,233
 12/31/96             $16,208            $15,683
 12/31/97             $21,608            $19,972
 12/31/98             $27,771            $19,448
 12/31/99             $33,607            $21,783
 12/31/00             $30,546            $21,378
 12/31/01             $26,931            $19,568
 12/31/02             $20,993            $19,175


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND
CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

----------------------------------------------------
CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year .................................. (2.99)%
Five Year ................................. (0.81)%
Life of Class (August 12, 1997
    through December 31, 2002).............   0.57%

----------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Convertible Securities Fund ("DCSF-C") on August 12, 1997 (inception of class). As the chart shows, by December 31, 2002 the value of your investment would have grown to $10,311 - a 3.11% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

[GRAPHIC OMITTED]

                      S&P 500             DCSF-C
                      -------             ------
  8/12/97             $10,000            $10,000
 12/31/97             $10,562            $10,738
 12/31/98             $13,574            $10,457
 12/31/99             $16,426            $11,710
 12/31/00             $14,930            $11,496
 12/31/01             $13,163            $10,526
 12/31/02             $10,261            $10,311


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND
CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

----------------------------------------------------
CLASS Y SHARES
(There is no sales charge applicable to this calculation.)

One Year ................................(0.96)%
Five Year................................  0.33%
Life of Class (November 13, 1996
  through December 31, 2002).............  5.65%
----------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Convertible Securities Fund ("DCSF-Y") on November 13, 1996 (inception of class). As the chart shows, by December 31, 2002 the value of your investment would have grown to $14,008 - a 40.08% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

[GRAPHIC OMITTED]

                      S&P 500             DCSF-Y
                      -------             ------
 11/13/96             $10,000            $10,000
 12/31/96             $10,183            $10,701
 12/31/97             $13,576            $13,782
 12/31/98             $17,448            $13,581
 12/31/99             $21,114            $15,386
 12/31/00             $19,191            $15,279
 12/31/01             $16,920            $14,144
 12/31/02             $13,190            $14,008


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2002

================================================================================
[GRAPHIC OMITTED]
PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------
Common Stocks ................................................  86.2%
Preferred Stocks .............................................  10.3%
Short Term Investments, Other Assets & Liabilities ...........   3.5%

SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
---------------------------------------
Real Estate ..................................................  91.4%
Hotels & Lodging .............................................   3.9%
Diversified ..................................................   4.7%

                                                                                                  % OF FUND
TOP 10 HOLDINGS                                      SECTOR                                      NET ASSETS
-----------------------------------------------------------------------------------------------------------
Centerpoint Properties Trust                         Industrial (REITS)                               9.13%
General Growth Properties, 7.25%, 07/15/08,
      Cum. Conv. Pfd.                                Malls (REITS)                                    5.51%
ProLogis                                             Industrial (REITS)                               4.83%
Chelsea Property Group, Inc.                         Outlet Centers (REITS)                           4.37%
Simon Property Group, Inc.                           Malls (REITS)                                    4.25%
Liberty Property Trust                               Diversified (REITS)                              4.17%
Starwood Hotels & Resorts Worldwide, Inc.            Hotels & Lodging                                 3.74%
Catellus Development Corp.                           Diversified                                      3.71%
United Dominion Realty Trust, Inc.                   Apartments (REITS)                               3.66%
Developers Diversified Realty Corp.                  Shopping Centers (REITS)                         3.57%

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
PORTFOLIO ACTIVITY JANUARY 1, 2002 THROUGH DECEMBER 31, 2002
================================================================================

NEW POSITIONS ADDED (1/1/02-12/31/02)
(Highlighted positions are those greater than 1.99% of 12/31/02 total net assets)

                                                                                  DATE OF 1ST     % OF 12/31/02
SECURITY                                       SECTOR                             PURCHASE        FUND NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Apartment Investment & Management Co.          Apartments (REITS)                 02/27/02               -
Apartment Investment & Management Co.,
     9.00%, Series P, Cum. Conv. Pfd.          Apartments (REITS)                 01/17/02             0.03%
Apartment Investment & Management Co.,
     9.375%, Series G, Cum. Pfd.               Apartments (REITS)                 01/11/02               -
Arden Realty, Inc.                             Office Space (REITS)               01/15/02             0.98%
CBL & Associates Properties, Inc.              Malls (REITS)                      03/11/02             3.42%
Centerpoint Properties Trust, 8.48%,
     Series A, Cum. Pfd.                       Industrial (REITS)                 01/11/02             0.53%
Chelsea Property Group, Inc.                   Outlet Centers (REITS)             04/24/02             4.37%
Corporate Office Properties Trust              Office Space (REITS)               02/27/02             0.99%
Developers Diversified Realty Corp.            Shopping Centers (REITS)           10/02/02             3.57%
Equity Residential, 8.60%, Series D,
     Cum. Pfd.                                 Apartments (REITS)                 01/14/02             0.28%
Equity Residential, 9.125%, Series C,
     Cum. Pfd.                                 Apartments (REITS)                 01/11/02             0.09%
Forest City Enterprises, Inc., Class A         Diversified                        12/02/02             0.84%
Highwoods Properties, Inc.                     Office Space (REITS)               01/15/02               -
Home Properties of New York, Inc.              Apartments (REITS)                 01/15/02             2.59%
Kimco Realty Corp., 8.375%, Series C,
     Cum. Pfd.                                 Shopping Centers (REITS)           01/15/02               -
Kimco Realty Corp., 8.50%, Series B,
     Cum. Pfd.                                 Shopping Centers (REITS)           01/15/02               -
Plum Creek Timber Co., Inc.                    Forestry (REITS)                   10/21/02             0.48%
PS Business Parks, Inc.                        Office Space (REITS)               02/01/02               -
Simon Property Group, Inc.                     Malls (REITS)                      05/10/02             4.25%
SL Green Realty Corp.                          Office Space (REITS)               02/14/02               -

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
PORTFOLIO ACTIVITY JANUARY 1, 2002 THROUGH DECEMBER 31, 2002
================================================================================

POSITIONS CLOSED (1/1/02-12/31/02)
(Gains and losses greater than $500,000 are highlighted)

                                                                                  DATE OF FINAL
SECURITY                                       SECTOR                             SALE             GAIN/(LOSS)
--------------------------------------------------------------------------------------------------------------
Apartment Investment & Management Co.          Apartments (REITS)                 04/24/02        $    534,222
Apartment Investment & Management Co.,
     9.375%, Series G, Cum. Pfd.               Apartments (REITS)                 08/19/02               9,759
Beazer Homes USA, Inc.                         Residential/Commercial Building    05/16/02            (238,195)
Brookfield Properties Corp.                    Diversified                        01/09/02             283,757
Centex Corp.                                   Residential/Commercial Building    01/25/02             823,189
Highwoods Properties, Inc.                     Office Space (REITS)               10/14/02          (1,935,269)
KB Home                                        Residential/Commercial Building    01/25/02             532,831
Kilroy Realty Corp.                            Diversified (REITS)                10/07/02             445,989
Kimco Realty Corp., 8.375%, Series C,
     Cum. Pfd.                                 Shopping Centers (REITS)           04/12/02              11,467
Kimco Realty Corp., 8.50%, Series B,
     Cum. Pfd.                                 Shopping Centers (REITS)           04/02/02                 234
Lennar Corp.                                   Residential/Commercial Building    01/25/02             689,480
Marriott International, Inc., Class A          Hotels & Lodging                   10/21/02            (814,616)
PS Business Parks, Inc.                        Office Space (REITS)               07/24/02             (30,205)
Pulte Homes, Inc.                              Residential/Commercial Building    01/25/02             481,312
Six Flags, Inc., 7.25%, 8/15/09, Cum.
     Conv. Pfd.                                Resorts/Theme Parks                08/13/02          (1,223,792)
SL Green Realty Corp.                          Office Space (REITS)               07/24/02             (99,635)
Taubman Centers, Inc.                          Malls (REITS)                      12/30/02           3,627,804
TrizecHahn Corp.                               Diversified                        03/12/02            (176,942)

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS A SHARES AND
THE WILSHIRE REAL ESTATE SECURITIES INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

---------------------------------------------------
CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%.)

One Year ................................  0.87%
Five Year ...............................  0.91%
Life of Class (January 3, 1994
    through December 31, 2002)...........  9.62%
---------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Real Estate Fund ("DREF-A") on January 3, 1994 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2002 the value of your investment would have grown to $22,844 - a 128.44% increase on your initial investment. For comparison, the Wilshire Real Estate Securities Index is also presented on the chart below.

[GRAPHIC OMITTED]

            Wilshire Real Estate Index    DREF-A
            --------------------------    ------
   1/3/94             $10,000             $9,527
 12/31/94             $10,267            $10,306
 12/31/95             $11,668            $12,131
 12/31/96             $15,972            $16,625
 12/31/97             $19,129            $20,797
 12/31/98             $15,795            $17,561
 12/31/99             $15,293            $16,235
 12/31/00             $19,992            $20,417
 12/31/01             $22,082            $21,573
 12/31/02             $22,669            $22,844


Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS B SHARES AND
THE WILSHIRE REAL ESTATE SECURITIES INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

----------------------------------------------------
CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year .................................  1.13%
Five Year ................................  0.72%
Life of Class (December 27, 1994
    through December 31, 2002)............  9.61%
----------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Real Estate Fund ("DREF-B") on December 27, 1994 (inception of class). As the chart shows, by December 31, 2002 the value of your investment would have grown to $20,854 - an 108.54% increase on your initial investment. For comparison, the Wilshire Real Estate Securities Index is also presented on the chart below.

[GRAPHIC OMITTED]

            Wilshire Real Estate Index    DREF-B
            --------------------------    ------
 12/27/94             $10,000            $10,000
 12/31/94             $10,190            $10,089
 12/31/95             $11,581            $11,741
 12/31/96             $15,853            $15,968
 12/31/97             $18,985            $19,781
 12/31/98             $15,677            $16,575
 12/31/99             $15,178            $15,188
 12/31/00             $19,843            $18,946
 12/31/01             $21,916            $19,837
 12/31/02             $22,499            $20,854


Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS C SHARES AND
THE WILSHIRE REAL ESTATE SECURITIES INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

----------------------------------------------------
CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ................................. 4.11%
Five Year ................................ 1.07%
Life of Class (August 13, 1997
    through December 31, 2002)............ 2.99%
----------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Real Estate Fund ("DREF-C") on August 13, 1997 (inception of class). As the chart shows, by December 31, 2002 the value of your investment would have grown to $11,720 - a 17.20% increase on your initial investment. For comparison, the Wilshire Real Estate Securities Index is also presented on the chart below.

[GRAPHIC OMITTED]

            Wilshire Real Estate Index    DREF-C
            --------------------------    ------
  8/13/97             $10,000            $10,000
 12/31/97             $11,007            $11,112
 12/31/98              $9,089             $9,312
 12/31/99              $8,800             $8,535
 12/31/00             $11,504            $10,644
 12/31/01             $12,706            $11,150
 12/31/02             $13,044            $11,720


Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS Y SHARES AND
THE WILSHIRE REAL ESTATE SECURITIES INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

----------------------------------------------------
CLASS Y SHARES
(There is no sales charge applicable to this calculation.)

One Year ................................6.33%
Five Year ...............................2.27%
Life of Class (November 8, 1996
  through December 31, 2002).............7.75%
----------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Real Estate Fund ("DREF-Y") on November 8, 1996 (inception of class). As the chart shows, by December 31, 2002 the value of your investment would have grown to $15,830 - a 58.30% increase on your initial investment. For comparison, the Wilshire Real Estate Securities Index is also presented on the chart below.

[GRAPHIC OMITTED]

            Wilshire Real Estate Index    DREF-Y
            --------------------------    ------
  11/8/96             $10,000            $10,000
 12/31/96             $11,233            $11,292
 12/31/97             $13,453            $14,148
 12/31/98             $11,108            $11,997
 12/31/99             $10,755            $11,132
 12/31/00             $14,060            $14,052
 12/31/01             $15,529            $14,888
 12/31/02             $15,943            $15,830


Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS A SHARES
AND THE LEHMAN BROTHERS  INTERMEDIATE  TERM U.S. TREASURY SECURITIES INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

---------------------------------------------------
CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%.)

One Year ................................. 3.55%
Five Year ................................ 4.39%
Life of Class (December 1, 1994
    through December 31, 2002)............ 5.56%
---------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Government Bond Fund ("DGBF-A") on December 1, 1994 (inception of class) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2002 the value of your investment would have grown to $15,487 - a 54.87% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.

[GRAPHIC OMITTED]

                    Lehman Index          DGBF-A
                    ------------          ------
  12/1/94             $10,000             $9,522
 12/31/94             $10,032             $9,539
 12/31/95             $11,479            $10,666
 12/31/96             $11,935            $11,029
 12/31/97             $12,853            $11,902
 12/31/98             $13,961            $12,653
 12/31/99             $14,018            $12,213
 12/31/00             $15,457            $13,411
 12/31/01             $16,718            $14,253
 12/31/02             $18,270            $15,487


The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS B SHARES
AND THE LEHMAN BROTHERS  INTERMEDIATE  TERM U.S. TREASURY SECURITIES INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

--------------------------------------------------
CLASS B SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year ................................  4.05%
Five Years...............................  4.28%
Ten Years................................  4.59%
--------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Government Bond Fund ("DGBF-B") on December 31, 1992. As the chart shows, by December 31, 2002 the value of your investment would have grown to $15,668 - a 56.68% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.

[GRAPHIC OMITTED]

                    Lehman Index          DGBF-B
                    ------------          ------
 12/31/92             $10,000            $10,000
 12/31/93             $10,822            $10,369
 12/31/94             $10,632            $10,251
 12/31/95             $12,165            $11,359
 12/31/96             $12,649            $11,674
 12/31/97             $13,621            $12,506
 12/31/98             $14,796            $13,179
 12/31/99             $14,856            $12,635
 12/31/00             $16,381            $13,747
 12/31/01             $17,717            $14,501
 12/31/02             $19,361            $15,668


The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS C SHARES
AND THE LEHMAN BROTHERS  INTERMEDIATE  TERM U.S. TREASURY SECURITIES INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

----------------------------------------------------
CLASS C SHARES
(This calculation includes any applicable contingent deferred sales charge.)

One Year .................................. 7.03%
Five Year ................................. 4.59%
Life of Class (August 19, 1997
    through December 31, 2002)............. 4.84%
----------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Government Bond Fund ("DGBF-C") on August 19, 1997 (inception of class). As the chart shows, by December 31, 2002 the value of your investment would have grown to $12,889 - a 28.89% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.

[GRAPHIC OMITTED]

                    Lehman Index          DGBF-C
                    ------------          ------
  8/19/97             $10,000            $10,000
 12/31/97             $10,319            $10,297
 12/31/98             $11,208            $10,855
 12/31/99             $11,254            $10,405
 12/31/00             $12,409            $11,315
 12/31/01             $13,422            $11,931
 12/31/02             $14,667            $12,889

The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS Y SHARES
AND THE LEHMAN BROTHERS  INTERMEDIATE  TERM U.S. TREASURY SECURITIES INDEX
================================================================================
Average Annual Total Return for the Periods ended December 31, 2002.

----------------------------------------------------
CLASS Y SHARES
(There is no sales charge applicable to this calculation.)

One Year ..................................  9.05%
Life of Class (September 1, 1998
    through December 31, 2002).............  5.56%
----------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Government Bond Fund ("DGBF-Y") on September 1, 1998 (inception of class). As the chart shows, by December 31, 2002 the value of your investment would have been $12,638 - a 26.38% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.

[GRAPHIC OMITTED]

                    Lehman Index          DGBF-Y
                    ------------          ------
   9/1/98             $10,000            $10,000
 12/31/98             $10,266            $10,159
 12/31/99             $10,308             $9,881
 12/31/00             $11,366            $10,878
 12/31/01             $12,293            $11,589
 12/31/02             $13,434            $12,638


The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002
DAVIS OPPORTUNITY FUND

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - (88.46%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (4.32%)
        50,000  Bank One Corp. ................................................................  $   1,827,500
       109,000  Golden West Financial Corp. ...................................................      7,827,290
                                                                                                 -------------
                                                                                                     9,654,790
                                                                                                 -------------
   BUILDING MATERIALS - (2.10%)
        66,000  American Standard Cos. Inc.*...................................................      4,695,240
                                                                                                 -------------
   CHEMICALS - (4.04%)
       186,000  Sigma-Aldrich Corp. ...........................................................      9,049,830
                                                                                                 -------------
   CONSUMER PRODUCTS - (2.45%)
       100,000  Wm. Wrigley Jr. Co. ...........................................................      5,488,000
                                                                                                 -------------
   DISTRIBUTORS - (3.36%)
       320,000  Aramark Corp., Class B*........................................................      7,520,000
                                                                                                 -------------
   DIVERSIFIED - (1.70%)
        93,000  Groupe Bruxelles Lambert S.A. .................................................      3,804,608
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (2.81%)
       367,500  Tyco International Ltd. .......................................................      6,276,900
                                                                                                 -------------
   ELECTRONICS - (7.02%)
     1,438,000  Agere Systems Inc., Class A*...................................................      2,070,720
       388,400  Agilent Technologies, Inc.*....................................................      6,975,664
       249,000  Applied Materials, Inc.*.......................................................      3,245,715
       117,647  LogicVision, Inc.*.............................................................        254,118
        40,000  Molex Inc. ....................................................................        921,600
       266,420  Taiwan Semiconductor Manufacturing Co. Ltd.*...................................        327,547
       271,700  Taiwan Semiconductor Manufacturing Co. Ltd., ADR*..............................      1,915,485
                                                                                                 -------------
                                                                                                    15,710,849
                                                                                                 -------------
   ENERGY - (5.99%)
       320,000  Calpine Corp.*.................................................................      1,043,200
       135,000  EOG Resources, Inc. ...........................................................      5,389,200
       314,000  Premcor Inc.*..................................................................      6,980,220
                                                                                                 -------------
                                                                                                    13,412,620
                                                                                                 -------------
   ENTERTAINMENT - (2.74%)
       471,000  Metro-Goldwyn-Mayer Inc.*......................................................      6,123,000
                                                                                                 -------------
   FINANCIAL SERVICES - (1.47%)
        47,500  Dun & Bradstreet Corp.*........................................................      1,638,275
        36,000  Household International, Inc. .................................................      1,001,160
       100,000  Providian Financial Corp.*.....................................................        649,000
                                                                                                 -------------
                                                                                                     3,288,435
                                                                                                 -------------
   FOOD/BEVERAGE & RESTAURANT - (0.78%)
        40,000  Diageo PLC, ADR................................................................      1,752,000
                                                                                                 -------------
   HOTELS & MOTELS - (1.17%)
        80,000  Marriott International, Inc., Class A..........................................      2,629,600
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002
DAVIS OPPORTUNITY FUND - CONTINUED

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   INDUSTRIAL - (2.36%)
        75,000  Rockwell Automation, Inc. .....................................................  $   1,553,250
       100,000  Sealed Air Corp.*..............................................................      3,730,000
                                                                                                 -------------
                                                                                                     5,283,250
                                                                                                 -------------
   INFORMATION/INFORMATION PROCESSING - (1.36%)
       131,700  Equifax Inc. ..................................................................      3,047,538
                                                                                                 -------------
   INVESTMENT FIRMS - (1.62%)
         3,850  Julius Baer Holding Ltd., Class B..............................................        835,081
       214,000  Stilwell Financial, Inc. (changed name to Janus Capital Group
                  Inc. effective 01/02/03).....................................................      2,796,980
                                                                                                 -------------
                                                                                                     3,632,061
                                                                                                 -------------
   LIFE INSURANCE - (1.12%)
        83,000  AFLAC Inc. ....................................................................      2,499,960
                                                                                                 -------------
   MEDIA - (9.13%)
       196,600  Belo Corp., Class A............................................................      4,191,512
       106,700  Lagardere S.C.A. ..............................................................      4,331,503
        55,000  LIN TV Corp., Class A*.........................................................      1,339,250
       595,000  TMP Worldwide Inc.*............................................................      6,744,325
       500,000  WPP Group PLC..................................................................      3,818,539
                                                                                                 -------------
                                                                                                    20,425,129
                                                                                                 -------------
   MEDICAL INSTRUMENTS - (2.80%)
       301,000  Apogent Technologies Inc.*.....................................................      6,260,800
                                                                                                 -------------
   PHARMACEUTICAL AND HEALTH CARE - (3.05%)
       223,100  Pfizer Inc. ...................................................................      6,820,167
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (1.68%)
        60,000  Cincinnati Financial Corp. ....................................................      2,261,100
        50,000  FPIC Insurance Group, Inc.*....................................................        345,250
         5,600  Markel Corp.*..................................................................      1,150,800
                                                                                                 -------------
                                                                                                     3,757,150
                                                                                                 -------------
   RACE TRACKS - (2.67%)
        42,500  International Speedway Corp., Class A..........................................      1,585,037
       170,000  Speedway Motorsports, Inc. ....................................................      4,382,600
                                                                                                 -------------
                                                                                                     5,967,637
                                                                                                 -------------
   REINSURANCE - (3.59%)
        42,000  Everest Re Group, Ltd. ........................................................      2,322,600
        85,500  Transatlantic Holdings, Inc. ..................................................      5,702,850
                                                                                                 -------------
                                                                                                     8,025,450
                                                                                                 -------------
   RETAILING - (6.06%)
       120,000  Costco Wholesale Corp.*........................................................      3,372,600
       428,200  Duane Reade Inc.*..............................................................      7,279,400
       121,000  Home Depot, Inc. ..............................................................      2,899,160
                                                                                                 -------------
                                                                                                    13,551,160
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002
DAVIS OPPORTUNITY FUND - CONTINUED

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   TECHNOLOGY - (8.91%)
        26,000  Advent Software, Inc.*.........................................................  $     353,210
       133,500  Apple Computer, Inc.*..........................................................      1,913,722
       220,000  BMC Software, Inc.*............................................................      3,764,200
        37,000  Lexmark International, Inc.*...................................................      2,238,500
        84,000  Microsoft Corp.*...............................................................      4,344,480
       176,000  SAP AG, ADR....................................................................      3,432,000
       363,000  Sun Microsystems, Inc.*........................................................      1,128,930
        68,000  Symantec Corp.*................................................................      2,755,700
                                                                                                --------------
                                                                                                    19,930,742
                                                                                                --------------
   TELECOMMUNICATIONS - (4.16%)
       320,000  AT&T Wireless Services Inc.*...................................................      1,808,000
     1,312,000  Covad Communications Group, Inc.*..............................................      1,239,840
        60,000  IDT Corp.*.....................................................................      1,037,400
        60,000  IDT Corp., Class B*............................................................        930,600
       301,000  Motorola, Inc. ................................................................      2,603,650
       233,200  Tellabs, Inc.*.................................................................      1,693,032
                                                                                                --------------
                                                                                                     9,312,522
                                                                                                --------------

                           Total Common Stock - (identified cost $206,987,554).................    197,919,438
                                                                                                --------------

SHORT TERM INVESTMENTS - (11.82%)

   $26,437,000  Nomura Securities International, Inc. Joint Repurchase Agreement, 1.26%,
                     01/02/03, dated 12/31/02, repurchase value of $26,438,851
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $26,965,740) - (identified cost $26,437,000)...........     26,437,000
                                                                                                --------------


                Total Investments - (100.28%) - (identified cost $233,424,554) - (a)...........    224,356,438
                Liabilities Less Other Assets - (0.28%)........................................       (630,918)
                                                                                                --------------
                        Net Assets - (100%).................................................... $  223,725,520
                                                                                                ==============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $233,424,554. At December 31, 2002 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                Unrealized appreciation...................... $   25,443,366
                Unrealized depreciation......................    (34,511,482)
                                                              --------------
                        Net unrealized depreciation.......... $   (9,068,116)
                                                              ==============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002
DAVIS GOVERNMENT BOND FUND

                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
MORTGAGES - (56.09%)

   FANNIE MAE - MORTGAGE POOLS - (31.77%)
$    1,983,482    5.00%, 09/01/17 Pool No. 647396..............................................  $   2,033,724
     2,974,111    5.00%, 10/01/17 Pool No. 668039..............................................      3,049,445
     2,976,468    5.00%, 10/01/17 Pool No. 661813..............................................      3,051,862
     6,885,101    5.50%, 10/01/17 Pool No. 669617..............................................      7,142,534
       920,540    7.00%, 10/01/29 Pool No. 323961..............................................        970,102
     1,557,152    7.50%, 10/01/29 Pool No. 514131..............................................      1,657,324
     1,020,024    6.50%, 05/01/31 Pool No. 578867..............................................      1,063,069
     7,936,849    6.50%, 06/01/31 Pool No. 589340..............................................      8,271,784
     1,994,504    7.00%, 08/01/31 Pool No. 596269..............................................      2,098,158
     2,452,283    7.00%, 08/01/31 Pool No. 545139..............................................      2,579,728
     2,496,634    6.00%, 09/01/31 Pool No. 605870..............................................      2,586,513
     2,627,775    6.00%, 09/01/31 Pool No. 592248..............................................      2,722,375
       620,880    7.00%, 09/01/31 Pool No. 618572..............................................        653,147
     2,328,808    6.50%, 03/01/32 Pool No. 634487..............................................      2,427,083
     1,915,936    7.00%, 03/01/32 Pool No. 628815..............................................      2,015,507
     1,582,805    7.50%, 03/01/32 Pool No. 545546..............................................      1,681,177
     4,987,829    6.00%, 10/01/32 Pool No. 667338..............................................      5,164,248
                                                                                                 -------------
                        Total Fannie Mae - (identified cost $48,339,424).......................     49,167,780
                                                                                                 -------------

   FREDDIE MAC - MORTGAGE POOLS - (24.32%)
       698,885    5.50%, 03/01/16 Pool No. E00960..............................................        726,323
     3,322,409    6.00%, 05/01/16 Pool No. E83357..............................................      3,475,505
     4,724,662    5.50%, 07/01/16 Pool No. E84594..............................................      4,910,152
     1,519,295    6.50%, 07/01/16 Pool No. E84388..............................................      1,602,659
     4,853,866    5.00%, 10/01/17 Pool No. E91955..............................................      4,982,881
       910,844    8.00%, 07/01/27 Pool No. G00738..............................................        983,957
     2,011,824    6.50%, 06/01/31 Pool No. C53007..............................................      2,098,614
     1,305,056    6.50%, 08/01/31 Pool No. C55652..............................................      1,361,356
     4,272,613    6.00%, 01/01/32 Pool No. C62854..............................................      4,427,752
     6,553,335    7.00%, 06/01/32 Pool No. C68162..............................................      6,889,783
     2,202,040    6.50%, 07/01/32 Pool No. C68657..............................................      2,297,036
     3,726,840    6.50%, 08/01/32 Pool No. C70068..............................................      3,887,615
                                                                                                 -------------
                       Total Freddie Mac - (identified cost $37,045,970).......................     37,643,633
                                                                                                 -------------


                                      Total Mortgages - (identified cost $85,385,394)..........     86,811,413
                                                                                                 -------------

U.S. TREASURY BONDS - (4.53%)
     3,000,000    Interest-Only Strip, 5.86%, 05/15/21 (b).....................................      1,144,380
     5,000,000    Interest-Only Strip, 5.89%, 11/15/21 (b).....................................      1,856,550
     3,500,000    6.00%, 02/15/26..............................................................      4,013,345
                                                                                                 -------------
                            Total U.S. Treasury Bonds- (identified cost $6,707,130)............      7,014,275
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002
DAVIS GOVERNMENT BOND FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
U.S. TREASURY NOTES - (3.67%)
$    5,000,000    5.50%, 05/15/09- (identified cost $5,662,564)................................  $   5,675,950
                                                                                                 -------------

GOVERNMENT AGENCY NOTES- (27.70%)
     2,500,000    Fannie Mae, 7.00%, 07/15/05..................................................      2,802,900
     5,000,000    Fannie Mae, 5.50%, 02/15/06..................................................      5,472,400
     2,500,000    Fannie Mae, 5.25%, 04/15/07..................................................      2,736,750
     4,500,000    Fannie Mae, 6.375%, 06/15/09.................................................      5,200,875
     5,000,000    Fannie Mae, 4.375%, 09/15/12.................................................      5,018,950
     2,000,000    Federal Home Loan Bank, 4.875%, 08/15/05.....................................      2,141,180
       500,000    Federal Home Loan Bank, 6.875%, 08/15/05.....................................        560,650
     3,500,000    Federal Home Loan Bank, 7.25%, 02/15/07......................................      4,102,735
     2,500,000    Freddie Mac, 5.25%, 01/15/06.................................................      2,714,225
     5,000,000    Freddie Mac, 5.50%, 07/15/06.................................................      5,487,850
     6,500,000    Freddie Mac, 3.50%, 09/15/07.................................................      6,622,980
                                                                                                 -------------
                           Total Government Agency Notes- (identified cost $41,412,990)........     42,861,495
                                                                                                 -------------

SHORT TERM INVESTMENTS - (7.46%)
    11,543,000    Nomura Securities International, Inc. Joint Repurchase Agreement, 1.26%,
                     01/02/03, dated 12/31/02, repurchase value of $11,543,808
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $11,773,860) - (identified cost $11,543,000)...........     11,543,000
                                                                                                 -------------



                  Total Investments - (99.45%) - (identified cost $150,711,078) (a)............    153,906,133
                  Other Assets Less Liabilities - (0.55%)......................................        849,725
                                                                                                 -------------
                           Net Assets - (100%) ................................................  $ 154,755,858
                                                                                                 =============


(a) Aggregate cost for Federal Income Tax purposes is $150,711,078. At December 31, 2002 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

       Unrealized appreciation.............................  $   3,195,055
       Unrealized depreciation.............................          -
                                                             -------------
                Net unrealized appreciation................  $   3,195,055
                                                             =============

(b)  Zero coupon bonds reflect effective yield on the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002
DAVIS GOVERNMENT MONEY MARKET FUND

                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
FANNIE MAE - (13.24%)
$      160,000    1.35%, 01/08/03 .............................................................  $     159,958
     1,000,000    1.26%, 01/10/03 .............................................................        999,685
    10,000,000    6.80%, 01/10/03..............................................................     10,010,084
       118,000    1.35%, 01/15/03 .............................................................        117,938
     3,000,000    5.25%, 01/15/03..............................................................      3,004,133
    17,346,000    1.29%, 01/22/03 .............................................................     17,332,947
     8,775,000    5.75%, 04/15/03..............................................................      8,857,357
    12,000,000    4.625%, 05/15/03.............................................................     12,146,380
       550,000    6.71%, 05/21/03..............................................................        559,761
    20,000,000    1.291%, 06/09/03 (b).........................................................     19,995,060
     4,555,000    4.00%, 08/15/03..............................................................      4,617,298
       420,000    5.33%, 10/20/03..............................................................        431,652
     1,310,000    3.125%, 11/15/03.............................................................      1,323,404
                                                                                                 -------------
                           Total Fannie Mae - (identified cost $79,555,657)....................     79,555,657
                                                                                                 -------------

FEDERAL FARM CREDIT BANK - (9.95%)
       776,000    1.73%, 01/02/03..............................................................        776,001
     5,000,000    2.25%, 01/02/03..............................................................      5,000,031
     3,000,000    5.00%, 02/03/03..............................................................      3,006,060
     1,000,000    6.05%, 03/10/03..............................................................      1,008,912
     2,000,000    4.25%, 07/01/03..............................................................      2,025,600
    20,000,000    1.309%, 10/03/03 (b).........................................................     19,994,726
    15,000,000    1.301%, 11/12/03 (b).........................................................     14,998,706
    13,000,000    1.287%, 12/17/03 (b).........................................................     12,995,506
                                                                                                 -------------
                           Total Federal Farm Credit Bank - (identified cost $59,805,542)......     59,805,542
                                                                                                 -------------

FEDERAL HOME LOAN BANK - (34.62%)
     7,658,000    1.27%, 01/02/03 .............................................................      7,657,730
    64,428,000    1.25%, 01/10/03 .............................................................     64,407,858
    11,735,000    5.125%, 01/13/03.............................................................     11,747,685
     7,200,000    5.50%, 01/21/03..............................................................      7,215,978
     4,860,000    5.00%, 02/28/03..............................................................      4,884,642
     1,950,000    1.22%, 03/12/03 (b)..........................................................      1,949,959
     1,000,000    2.53%, 04/04/03..............................................................      1,002,690
     3,100,000    6.005%, 04/23/03.............................................................      3,140,438
       250,000    3.00%, 04/25/03..............................................................        250,445
    10,000,000    2.375%, 06/12/03.............................................................      9,996,760
     1,000,000    6.00%, 06/23/03..............................................................      1,019,948
     1,325,000    5.755%, 06/24/03.............................................................      1,346,620
    10,000,000    4.50%, 07/07/03..............................................................     10,161,874
     5,500,000    1.90%/2.40%, 08/06/03 (c)....................................................      5,500,000
     5,690,000    4.125%, 08/15/03.............................................................      5,770,228
     7,700,000    5.63%, 09/02/03..............................................................      7,898,259
     5,000,000    5.125%, 09/15/03.............................................................      5,116,614

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002
DAVIS GOVERNMENT MONEY MARKET FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
FEDERAL HOME LOAN BANK - CONTINUED

$    8,000,000    1.85%, 11/10/03..............................................................  $   7,991,310
    11,000,000    1.88%, 11/12/03..............................................................     10,990,784
    20,000,000    1.90%, 11/12/03 .............................................................     20,000,000
    12,000,000    2.00%, 11/14/03..............................................................     11,999,022
     8,000,000    1.95%, 11/21/03..............................................................      7,998,334
                                                                                                 -------------
                           Total Federal Home Loan Bank - (identified cost $208,047,178).......    208,047,178
                                                                                                 -------------

FREDDIE MAC - (0.36%)
       326,000    1.35%, 01/14/03 .............................................................        325,841
       100,000    7.00%, 02/15/03..............................................................        100,622
     1,000,000    4.75%, 03/15/03..............................................................      1,006,811
       715,000    7.375%, 05/15/03.............................................................        729,650
                                                                                                 -------------
                           Total Freddie Mac - (identified cost $2,162,924)....................      2,162,924
                                                                                                 -------------

SALLIE MAE - (5.13%)
    20,000,000    1.247%, 03/25/03 (b).........................................................     19,999,545
       800,000    1.727%, 03/28/03 (b).........................................................        800,748
    10,000,000    1.657%, 06/25/03 (b).........................................................     10,017,766
                                                                                                 -------------
                           Total Sallie Mae - (identified cost $30,818,059)....................     30,818,059
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002
DAVIS GOVERNMENT MONEY MARKET FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
REPURCHASE AGREEMENTS - (33.32%)

$  100,238,000    Nomura Securities International, Inc. Joint Repurchase Agreement, 1.26%,
                     01/02/03, dated 12/31/02, repurchase value of $100,245,017
                     (collateralized by: U.S. Government obligations in a pooled cash account, total market value $102,242,760)..........................................  $  100,238,000
   100,000,000    PaineWebber Inc. Repurchase Agreement, 1.26%, 01/02/03,
                     dated 12/31/02, repurchase value of $100,007,000
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $102,000,000)..........................................     100,000,000
                                                                                                 --------------

                        Total Repurchase Agreements - (identified cost $200,238,000)...........     200,238,000
                                                                                                 --------------

                  Total Investments - (96.62%) - (identified cost $580,627,360) - (a)..........     580,627,360
                  Other Assets Less Liabilities - (3.38%)......................................      20,284,714
                                                                                                 --------------
                           Net Assets - (100%).................................................  $  600,912,074
                                                                                                 ==============

(a) Aggregate cost for Federal Income Tax Purposes is $580,627,360.

(b) The interest rates on floating rate securities, shown as of December 31, 2002, may change daily or less frequently and are based on indices of market interests rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, bases on the reset dates of the securities' variable rates.

(c) Represents a step-up bond: a bond that pays one coupon rate for an initial period followed by a higher coupon rate.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002
DAVIS FINANCIAL FUND

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - (103.04%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (8.96%)
       608,000    Bank One Corp. ..............................................................  $  22,222,400
        90,000    Fifth Third Bancorp..........................................................      5,279,400
       503,700    Golden West Financial Corp. .................................................     36,170,697
       488,137    Lloyds TSB Group PLC.........................................................      3,504,028
       100,000    State Street Corp. ..........................................................      3,900,000
                                                                                                 -------------
                                                                                                    71,076,525
                                                                                                 -------------
   CONSUMER PRODUCTS - (7.30%)
     1,430,000    Philip Morris Cos. Inc. .....................................................     57,957,900
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (7.43%)
     3,450,000    Tyco International Ltd. .....................................................     58,926,000
                                                                                                 -------------
   FINANCIAL SERVICES - (32.61%)
     1,949,000    American Express Co. ........................................................     68,897,150
       337,500    Charles Schwab Corp. ........................................................      3,661,875
     1,303,333    Citigroup Inc. ..............................................................     45,864,288
       897,750    Dun & Bradstreet Corp.*......................................................     30,963,397
     1,389,500    Household International, Inc. ...............................................     38,641,995
       886,200    Loews Corp. .................................................................     39,400,452
       556,300    Moody's Corp. ..............................................................      22,969,627
     1,295,000    Providian Financial Corp.*...................................................      8,404,550
                                                                                                 -------------
                                                                                                   258,803,334
                                                                                                 -------------
   INDUSTRIAL - (3.10%)
       659,000    Sealed Air Corp.*............................................................     24,580,700
                                                                                                 -------------
   INSURANCE BROKERS - (1.63%)
       684,100    Aon Corp. ...................................................................     12,922,649
                                                                                                 -------------
   INVESTMENT FIRMS - (5.50%)
       201,244    Julius Baer Holding Ltd., Class B............................................     43,650,640
                                                                                                 -------------
   LIFE INSURANCE - (6.54%)
     1,100,000    Principal Financial Group, Inc. ............................................      33,143,000
     1,100,000    Sun Life Financial Services of Canada Inc. ..................................     18,755,000
                                                                                                 -------------
                                                                                                    51,898,000
                                                                                                 -------------
   MULTI-LINE INSURANCE - (5.30%)
       726,796    American International Group, Inc. ..........................................     42,045,149
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (12.43%)
           597    Berkshire Hathaway Inc., Class A*............................................     43,431,750
       922,500    Cincinnati Financial Corp....................................................     34,764,413
       337,300    FPIC Insurance Group, Inc.*..................................................      2,329,056
        88,200    Markel Corp.*................................................................     18,125,100
                                                                                                 -------------
                                                                                                    98,650,319
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002
DAVIS FINANCIAL FUND - CONTINUED

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK  - CONTINUED

   REINSURANCE - (12.24%)
       378,600    Everest Re Group, Ltd. ......................................................  $  20,936,580
     1,142,550    Transatlantic Holdings, Inc. ................................................     76,208,085
                                                                                                 -------------
                                                                                                    97,144,665
                                                                                                 -------------
                           Total Common Stock - (identified cost $730,379,685).................    817,655,881
                                                                                                 -------------


                  Total Investments - (103.04%) - (identified cost $730,379,685) - (a).........    817,655,881
                  Liabilities Less Other Assets - (3.04%)......................................    (24,085,690)
                                                                                                 -------------
                           Net Assets - (100%) ................................................  $ 793,570,191
                                                                                                 =============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $733,182,294. At December
31, 2002 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation......................................................  $ 178,488,231
                  Unrealized depreciation......................................................    (94,014,644)
                                                                                                 -------------
                           Net unrealized appreciation.........................................  $  84,473,587
                                                                                                 =============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002
DAVIS CONVERTIBLE SECURITIES FUND

                                                                                                      VALUE
SHARES/PRINCIPAL                                 SECURITY                                           (NOTE 1)
==============================================================================================================
CONVERTIBLE PREFERRED STOCK - (31.47%)

   ENERGY - (8.26%)
      169,000     AES Trust III, 6.75%, 10/15/29, Conv. Pfd. ..................................  $   2,568,800
      264,200     Kerr-McGee Corp. (Convertible into Devon Energy),
                        5.50%, 08/02/04, Conv. Pfd. ...........................................     11,307,760
                                                                                                 -------------
                                                                                                    13,876,560
                                                                                                 -------------
   FINANCIAL SERVICES - (1.65%)
        90,000    Household International, Inc., 8.875%, 02/15/06, Adjustable
                     Conversion-Rate Equity Security Cum. Conv. Pfd. ..........................      2,772,900
                                                                                                 -------------
   INDUSTRIAL - (5.06%)
       199,000    Sealed Air Corp., $2.00, 04/01/18, Ser. A Cum. Conv. Pfd. ...................      8,507,250
                                                                                                 -------------
   MALLS (REITS) - (7.91%)
       400,000    General Growth Properties, 7.25%, 07/15/08, Cum. Conv. Pfd. .................     13,280,000
                                                                                                 -------------
   OFFICE/INDUSTRIAL (REITS) - (4.85%)
       240,000    SL Green Realty Corp., 8.00%, 04/15/08, Cum. Conv. Pfd. .....................      8,148,000
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (1.21%)
        10,000    Chubb Corp., 7.00%, 11/16/05, Conv. Pfd. ....................................        239,500
        80,000    Travelers Property Casualty Corp., 4.50%, 04/15/32, Conv. Pfd. ..............      1,788,000
                                                                                                 -------------
                                                                                                     2,027,500
                                                                                                 -------------
   RENTAL AUTO/EQUIPMENT - (2.53%)
       155,500    United Rentals Trust I, 6.50%, 08/01/28, Conv. Pfd. .........................      4,247,094
                                                                                                 -------------

                           Total Convertible Preferred Stock - (identified cost $48,874,893)...     52,859,304
                                                                                                 -------------

CONVERTIBLE BONDS - (45.77%)

   BUILDING MATERIALS - (1.49%)
$    5,800,000    Masco Corp., Conv. Sr. Notes, Zero Cpn., 2.93%, 07/20/31 (c)(d)..............      2,508,500
                                                                                                 -------------
   COMMERCIAL SERVICES - (1.00%)
     3,000,000    Quanta Services, Inc., Conv. Sub. Notes, 4.00%, 07/01/07.....................      1,680,000
                                                                                                 -------------
   ELECTRONICS - (8.89%)
     6,200,000    Burr-Brown Corp. (Convertible into Texas Instruments),
                        Conv. Sub. Notes, 4.25%, 02/15/07......................................      6,254,250
     1,800,000    Fairchild Semiconductor Corp., Conv. Sr. Sub., 5.00%, 11/01/08...............      1,620,000
     5,520,000    International Rectifier Corp., Conv. Sub. Notes, 4.25%, 07/15/07.............      4,740,300
     2,700,000    International Rectifier Corp., Ser. 144A Conv. Sub. Notes,
                      4.25%, 07/15/07 (b)......................................................      2,318,625
                                                                                                 -------------
                                                                                                    14,933,175
                                                                                                 -------------
   FINANCIAL SERVICES - (11.52%)
    10,600,000    Exchangeable Certificate Corp. (Convertible into American Express),
                         Ser. 144A Conv., 0.625%, 03/02/05 (b).................................     10,255,500
     5,360,000    NCO Group Inc., Conv. Sub. Notes, 4.75%, 04/15/06............................      4,609,600
    14,200,000    Providian Financial Corp., Conv. Notes, Zero Cpn., 6.58%, 02/15/21 (c)(d)....      4,490,750
                                                                                                 -------------
                                                                                                    19,355,850
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
PRINCIPALS/SHARES                                SECURITY                                           (NOTE 1)
==============================================================================================================
CONVERTIBLE BONDS - CONTINUED

   MULTI-LINE INSURANCE - (4.83%)
$    2,500,000    American International Group, Inc., Conv. Sr. Deb., Zero Cpn., 1.76%,
                      11/09/31 (c)(d)..........................................................  $   1,618,750
     6,895,000    American International Group, Inc., Conv. Sr. Notes, 0.50%, 05/15/07.........      6,498,538
                                                                                                 -------------
                                                                                                     8,117,288
                                                                                                 -------------
   PHARMACEUTICAL AND HEALTH CARE - (2.33%)
     2,600,000    ICN Pharmaceuticals, Inc., Conv. Sub. Notes, 6.50%, 07/15/08.................      2,112,500
     2,800,000    Universal Health Services, Inc., Conv. Deb., 0.426%, 06/23/20................      1,792,000
                                                                                                 -------------
                                                                                                     3,904,500
                                                                                                 -------------
   REAL ESTATE DEVELOPMENT - (5.92%)
     9,500,000    EOP Operating LP, Conv. Sr. Notes, 7.25%, 11/15/08...........................      9,939,375
                                                                                                 -------------
   RETAILING - (6.29%)
     2,800,000    Costco Wholesale Corp., Conv. Sub. Notes, Zero Cpn., 1.03%,
                      08/19/17 (c)(d)..........................................................      1,953,000
     2,000,000    J. C. Penney Co., Inc., Ser. 144A Conv. Sub. Notes,
                      5.00%, 10/15/08 (b)......................................................      2,142,500
     6,665,000    School Specialty, Inc., Conv. Sub. Notes, 6.00%, 08/01/08....................      6,465,050
                                                                                                 -------------
                                                                                                    10,560,550
                                                                                                 -------------
   WASTE MANAGEMENT - (3.50%)
     4,650,000    Waste Connections, Inc., Conv. Sub. Notes, 5.50%, 04/15/06...................      5,870,625
                                                                                                 -------------

                           Total Convertible Bonds - (identified cost $79,895,139).............     76,869,863
                                                                                                 -------------

COMMON STOCK - (14.70%)

   DIVERSIFIED FINANCIAL SERVICES - (2.34%)
       111,500    Citigroup Inc. ..............................................................      3,923,685
                                                                                                 -------------
   DIVERSIFIED (REITS) - (5.53%)
       249,876    Vornado Realty Trust.........................................................      9,295,387
                                                                                                 -------------
   MEDIA - (2.38%)
       152,218    News Corp. Ltd., ADR.........................................................      3,995,723
                                                                                                 -------------
   OFFICE /INDUSTRIAL (REITS) - (2.77%)
        81,556    Centerpoint Properties Corp. ................................................      4,660,925
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (0.13%)
         4,817    Travelers Property Casualty Corp., Class A*..................................         70,569
         9,897    Travelers Property Casualty Corp., Class B*..................................        144,991
                                                                                                 -------------
                                                                                                       215,560
                                                                                                 -------------
   SHOPPING CENTERS (REITS) - (0.35%)
        33,333    Mid-Atlantic Realty Trust....................................................        579,994
                                                                                                 -------------
   TECHNOLOGY - (1.20%)
       103,000    SAP AG-ADR...................................................................      2,008,500
                                                                                                 -------------

                           Total Common Stock - (identified cost $20,184,095)..................     24,679,774
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (7.62%)

$   12,796,000    Nomura Securities International, Inc. Joint Repurchase Agreement, 1.26%,
                     01/02/03, dated 12/31/02, repurchase value of $12,796,896
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $13,051,920) - (identified cost $12,796,000)...........  $   12,796,000
                                                                                                 --------------


                  Total Investments - (99.56%) - (identified cost $161,750,127) - (a)..........     167,204,941
                  Other Assets Less Liabilities - (0.44%)......................................         744,528
                                                                                                 --------------
                           Net Assets - (100%) ................................................  $  167,949,469
                                                                                                 ==============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $161,914,211. At December 31, 2002 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

      Unrealized appreciation.............................  $   16,169,313
      Unrealized depreciation.............................     (10,878,583)
                                                            --------------
               Net unrealized appreciation................  $    5,290,730
                                                            ==============

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $14,716,625, or 8.76% of the Fund's net assets, as of December 31, 2002.

(c) As of December 31, 2002 zero coupon bonds represented $10,571,000 or 6.29% of the Fund's net assets. Because zero coupon bonds pay no interest their value is generally more volatile than the value of other debt securities.

(d) Zero coupon bonds reflect effective yield on the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002
DAVIS REAL ESTATE FUND

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - (86.21%)

   APARTMENTS (REITS) - (13.36%)
       256,568    Archstone-Smith Trust........................................................  $   6,039,611
       239,870    Avalonbay Communities, Inc. .................................................      9,388,512
       123,056    Equity Residential...........................................................      3,024,716
        74,374    Essex Property Trust, Inc. ..................................................      3,781,918
       235,529    Home Properties of New York, Inc. ...........................................      8,113,974
       701,359    United Dominion Realty Trust, Inc. ..........................................     11,474,233
                                                                                                 -------------
                                                                                                    41,822,964
                                                                                                 -------------

   DIVERSIFIED - (4.54%)
       584,700    Catellus Development Corp.*..................................................     11,606,295
        78,500    Forest City Enterprises, Inc., Class A.......................................      2,617,975
                                                                                                 -------------
                                                                                                    14,224,270
                                                                                                 -------------
   DIVERSIFIED (REITS) - (10.73%)
       420,900    Duke Realty Corp. ...........................................................     10,711,905
       408,364    Liberty Property Trust.......................................................     13,043,146
       264,689    Vornado Realty Trust.........................................................      9,846,431
                                                                                                 -------------
                                                                                                    33,601,482
                                                                                                 -------------
   FORESTRY (REITS) - (0.48%)
        63,200    Plum Creek Timber Co., Inc. .................................................      1,491,520
                                                                                                 -------------
   HOTELS & LODGING - (3.73%)
       492,600    Starwood Hotels & Resorts Worldwide, Inc. ...................................     11,694,324
                                                                                                 -------------
   INDUSTRIAL (REITS) - (16.93%)
       500,327    Centerpoint Properties Trust ................................................     28,593,688
       331,125    First Industrial Realty Trust, Inc. .........................................      9,271,500
       601,427    ProLogis.....................................................................     15,125,889
                                                                                                 -------------
                                                                                                    52,991,077
                                                                                                 -------------
   MALLS (REITS) - (10.53%)
       267,400    CBL & Associates Properties, Inc. ...........................................     10,709,370
       172,164    General Growth Properties, Inc. .............................................      8,952,528
       390,200    Simon Property Group, Inc. ..................................................     13,294,114
                                                                                                 -------------
                                                                                                    32,956,012
                                                                                                 -------------
   OFFICE SPACE (REITS) - (15.54%)
       232,696    Alexandria Real Estate Equities, Inc. .......................................      9,912,850
       138,446    Arden Realty, Inc. ..........................................................      3,066,579
       295,542    Boston Properties, Inc. .....................................................     10,893,678
       349,556    CarrAmerica Realty Corp. ....................................................      8,756,378
       220,900    Corporate Office Properties Trust............................................      3,099,227
       345,577    Equity Office Properties Trust...............................................      8,632,513
       122,119    Parkway Properties, Inc. ....................................................      4,283,935
                                                                                                 -------------
                                                                                                    48,645,160
                                                                                                 -------------
   OUTLET CENTERS (REITS) - (4.37%)
       410,800    Chelsea Property Group, Inc. ................................................     13,683,748
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002
DAVIS REAL ESTATE FUND - CONTINUED

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   SHOPPING CENTERS (REITS) - (6.00%)
       508,400    Developers Diversified Realty Corp. .........................................  $  11,179,716
        12,757    JDN Realty Corp. ............................................................        139,689
       244,001    Kimco Realty Corp. ..........................................................      7,476,191
                                                                                                 -------------
                                                                                                    18,795,596
                                                                                                 -------------
                           Total Common Stock - (identified cost $239,467,803).................    269,906,153
                                                                                                 -------------

PREFERRED STOCK - (10.25%)

   APARTMENTS (REITS) - (0.78%)
         4,000    Apartment Investment & Management Co., 9.00%, Series P,
                      Cum. Conv. Pfd. .........................................................        100,800
        43,700    Equity Residential, 7.00%, Series E, Cum. Conv. Pfd. ........................      1,207,212
        32,000    Equity Residential, 8.60%, Series D, Cum. Pfd. ..............................        862,400
        10,000    Equity Residential, 9.125%, Series C, Cum. Pfd. .............................        269,200
                                                                                                 -------------
                                                                                                     2,439,612
                                                                                                 -------------
   INDUSTRIAL (REITS) - (0.53%)
        64,700    Centerpoint Properties Trust, 8.48%, Series A, Cum. Pfd. ....................      1,645,321
                                                                                                 -------------
   MALLS (REITS) - (5.51%)
       520,000    General Growth Properties, 7.25%, 07/15/08, Cum. Conv. Pfd. .................     17,264,000
                                                                                                 -------------
   OFFICE SPACE (REITS) - (3.43%)
       316,500    SL Green Realty Corp., 8.00%, 04/15/08, Cum. Conv. Pfd. .....................     10,745,175
                                                                                                 -------------

                           Total Preferred Stock - (identified cost $23,540,928)...............     32,094,108
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2002
DAVIS REAL ESTATE FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (1.69%)

$    5,282,000    Nomura Securities International, Inc. Joint Repurchase Agreement, 1.26%,
                     01/02/03, dated 12/31/02, repurchase value of $5,282,370
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $5,387,640) - (identified cost $5,282,000).............  $    5,282,000
                                                                                                 --------------


                  Total Investments - (98.15%) - (identified cost $268,290,731) - (a)..........     307,282,261
                  Other Assets Less Liabilities - (1.85%)......................................       5,797,029
                                                                                                 --------------
                        Net Assets - (100%)....................................................  $  313,079,290
                                                                                                 ==============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $270,898,566. At December 31, 2002 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

          Unrealized appreciation........................  $   40,627,510
          Unrealized depreciation.......................       (4,243,815)
                                                           --------------
                Net unrealized appreciation..............  $   36,383,695
                                                           ==============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF ASSETS AND LIABILITIES
At December 31, 2002
================================================================================

                                                                   DAVIS
                                                     DAVIS      GOVERNMENT                    DAVIS
                                       DAVIS      GOVERNMENT       MONEY         DAVIS     CONVERTIBLE      DAVIS
                                    OPPORTUNITY      BOND         MARKET       FINANCIAL    SECURITIES   REAL ESTATE
                                       FUND          FUND           FUND         FUND         FUND          FUND
                                       ----          ----           ----         ----         ----          ----
ASSETS:
Investments in securities, at
  value * (see accompanying
  Schedules of Investments) ...... $224,356,438  $153,906,133  $580,627,360  $817,655,881  $167,204,941  $307,282,261
Cash .............................        5,359         4,362        13,896        98,808         4,227         7,866
Receivables:
  Dividends and interest .........       90,708     1,227,088     2,335,239     2,087,334     1,006,062     2,374,450
  Capital stock sold .............    2,847,345       537,160    20,063,578     1,252,539       382,003       763,314
  Investment securities sold .....    1,921,632         --            --            --            --        5,523,636
                                   ------------  ------------  ------------  ------------  ------------  ------------
    Total assets .................  229,221,482   155,674,743   603,040,073   821,094,562   168,597,233   315,951,527
                                   ------------  ------------  ------------  ------------  ------------  ------------
LIABILITIES:
Payables:
  Investment securities
    purchased ....................    4,296,872         --            --            --            --            --
  Capital stock reacquired .......      773,768       617,332     1,744,020     3,458,362       346,253     2,246,111
Accrued expenses .................      270,836       149,119       383,979       917,081       204,127       419,026
Note payable to bank (Note 7) ....        --            --            --       22,547,000         --            --
Commissions payable to
  distributor (Note 3) ...........      154,486       152,434         --          601,928        97,384       207,100
                                   ------------  ------------  ------------  ------------  ------------  ------------
    Total liabilities ............    5,495,962       918,885     2,127,999    27,524,371       647,764     2,872,237
                                   ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS ....................... $223,725,520  $154,755,858  $600,912,074  $793,570,191  $167,949,469  $313,079,290
                                   ============  ============  ============  ============  ============  ============

NET ASSETS CONSIST OF:
Par value of shares of capital
  stock .......................... $    160,980  $    261,704  $  6,009,121  $    304,538  $     82,881  $    137,345
Additional paid-in capital .......  257,562,201   154,378,599   594,902,953   720,732,675   180,485,221   325,847,569
Overdistributed net investment
  income .........................       (5,401)        --            --            --         (290,621)   (1,065,629)
Accumulated net realized
  losses from investment and
  foreign currency transactions ..  (24,926,092)   (3,079,500)        --      (14,781,249)  (17,782,826)  (50,831,525)
Net unrealized appreciation
  (depreciation) on investments
  and foreign currency
  transactions ...................   (9,066,168)    3,195,055         --       87,314,227     5,454,814    38,991,530
                                   ------------  ------------  ------------  ------------  ------------  ------------
                                   $223,725,520  $154,755,858  $600,912,074  $793,570,191  $167,949,469  $313,079,290
                                   ============  ============  ============  ============  ============  ============

* Including repurchase agreements of $26,437,000, $11,543,000, $200,238,000,
$12,796,000 and $5,282,000 for Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, and cost of $233,424,554, $150,711,078, $580,627,360, $730,379,685, $161,750,127 and $268,290,731 for Davis Opportunity
Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively.

DAVIS SERIES, INC.
STATEMENTS OF ASSETS AND LIABILITIES - Continued
At December 31, 2002
================================================================================

                                                                   DAVIS
                                                    DAVIS        GOVERNMENT                       DAVIS
                                      DAVIS       GOVERNMENT       MONEY          DAVIS        CONVERTIBLE       DAVIS
                                   OPPORTUNITY       BOND          MARKET       FINANCIAL       SECURITIES    REAL ESTATE
                                      FUND           FUND           FUND          FUND             FUND          FUND
                                      ----           ----           ----          ----             ----          ----
CLASS A SHARES
  Net assets ..................   $111,684,815   $ 29,891,910   $482,315,952   $415,640,598   $ 80,750,815   $143,585,164
  Shares outstanding ..........      7,685,321      5,047,967    482,315,952     15,556,591      3,977,094      6,299,701
  Net asset value and redemp-
    tion price per share (net
    assets/shares outstanding)    $      14.53   $       5.92   $       1.00   $      26.72   $      20.30   $      22.79
                                  ============   ============   ============   ============   ============   ============
  Maximum offering price per
    share (100/95.25 of net
    asset value) ..............   $      15.25   $       6.22   $       1.00   $      28.05   $      21.31   $      23.93
                                  ============   ============   ============   ============   ============   ============
CLASS B SHARES
  Net assets ..................   $ 68,895,090   $ 99,461,167   $ 98,544,562   $270,645,327   $ 53,325,859   $ 91,739,630
  Shares outstanding ..........      5,270,926     16,837,087     98,544,562     10,733,552      2,649,724      4,039,798
  Net asset value, offering and
    redemption price per share
    (net assets/shares
    outstanding) ..............   $      13.07   $       5.91   $       1.00   $      25.21   $      20.13   $      22.71
                                  ============   ============   ============   ============   ============   ============

CLASS C SHARES
  Net assets ..................   $ 38,792,609   $ 25,106,952   $ 20,051,560   $ 94,556,941   $ 14,428,194   $ 38,298,932
  Shares outstanding ..........      2,847,645      4,235,804     20,051,560      3,692,308        707,184      1,674,519
  Net asset value, offering and
    redemption price per share
    (net assets/shares
    outstanding) ..............   $      13.62   $       5.93   $       1.00   $      25.61   $      20.40   $      22.87
                                  ============   ============   ============   ============   ============   ============

CLASS Y SHARES
  Net assets ..................   $  4,353,006   $    295,829   $       --     $ 12,727,325   $ 19,444,601   $ 39,455,564
  Shares outstanding ..........        294,087         49,571           --          471,328        954,111      1,720,452
  Net asset value, offering and
    redemption price per share
    (net assets/shares
    outstanding) ..............   $      14.80   $       5.97   $       --     $      27.00   $      20.38   $      22.93
                                  ============   ============   ============   ============   ============   ============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF OPERATIONS
For the year ended December 31, 2002
================================================================================

                                                                                DAVIS
                                                            DAVIS           GOVERNMENT                       DAVIS
                                           DAVIS          GOVERNMENT          MONEY          DAVIS        CONVERTIBLE       DAVIS
                                        OPPORTUNITY          BOND             MARKET       FINANCIAL       SECURITIES    REAL ESTATE
                                           FUND              FUND              FUND          FUND             FUND          FUND
                                           ----              ----              ----          ----             ----          ----
INVESTMENT  INCOME
  (LOSS):
Income:
  Dividends .........................   $  1,381,567      $    --         $    --      $  12,619,172     $ 4,495,360    $14,506,038
  Interest ..........................        389,446       5,167,470      10,749,996          43,752       3,515,149        218,644
                                        ------------      ----------      ----------   -------------     -----------    -----------
      Total income* .................      1,771,013       5,167,470      10,749,996      12,662,924       8,010,509     14,724,682
                                        ------------      ----------      ----------   -------------     -----------    -----------

Expenses:
  Management fees (Note 2) ..........      1,619,185         523,810       2,586,371       6,151,008       1,258,147      2,398,553
  Custodian fees ....................         72,506          50,985          97,276         191,910          56,068         77,834
  Transfer agent fees
    Class A .........................        208,843          51,279         117,505         823,304          84,228        362,077
    Class B .........................        150,432          98,842         135,812         700,253          87,604        163,844
    Class C .........................         66,026          29,761          32,921         255,997          21,203         59,380
    Class Y .........................          2,682             797               6          24,531           2,214          7,830
  Audit fees ........................         12,000           9,600          18,000          30,000          12,000         18,000
  Legal fees ........................          4,617           2,427          10,802          20,548           3,545          7,070
  Accounting fees (Note 2) ..........          6,504           2,496          37,500          14,496           7,500          9,504
  Reports to shareholders ...........         74,695          27,441         124,019         417,931          50,145        113,784
  Directors'  fees and expenses .....         16,795           7,906          38,186          72,627          11,704         23,600
  Registration and filing fees ......         69,175          62,348          76,900          88,273          46,191         63,260
  Miscellaneous .....................          4,852          11,811           4,331         338,570           6,577          9,261
  Distribution plan payments (Note 3)
    Class A .........................        272,081          46,110           --          1,036,735         100,543        366,243
    Class B .........................        679,424         628,317           --          3,378,867         534,460        922,370
    Class C .........................        345,414         178,866           --          1,192,764         118,098        393,144
                                        ------------      ----------      ----------   -------------     -----------    -----------
      Total expenses ................      3,605,231       1,732,796       3,279,629      14,737,814       2,400,227      4,995,754
      Expenses paid indirectly
        (Note 6) ....................           (355)           (101)         (1,291)           (154)         (1,287)          (348)
                                        ------------      ----------      ----------   -------------     -----------    -----------
      Net expenses ..................      3,604,876       1,732,695       3,278,338      14,737,660       2,398,940      4,995,406
                                        ------------      ----------      ----------   -------------     -----------    -----------
        Net investment
          income (loss) .............     (1,833,863)      3,434,775       7,471,658      (2,074,736)      5,611,569      9,729,276
                                        ------------      ----------      ----------   -------------     -----------    -----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:
  Investment transactions ...........    (13,007,873)        875,447           --         13,695,315      (4,672,716)    16,157,222
  Foreign currency transactions .....        (34,240)          --              --            (20,411)            (34)         --
Net change in unrealized appreciation
  (depreciation) of  investments ....    (21,188,401)      3,352,412           --       (232,161,019)     (3,440,637)    (7,771,852)
                                        ------------      ----------      ----------   -------------     -----------    -----------
Net realized and unrealized
  gain (loss) on investments
  and foreign currency ..............    (34,230,514)      4,227,859           --       (218,486,115)     (8,113,387)     8,385,370
                                        ------------      ----------      ----------   -------------     -----------    -----------
Net increase (decrease) in net assets
  resulting from operations .........   $(36,064,377)     $7,662,634      $7,471,658   $(220,560,851)    $(2,501,818)   $18,114,646
                                        ============      ==========      ==========   =============     ===========    ===========


*Net of foreign taxes
  withheld as follows: ..............   $     20,577      $     --        $     --     $     206,396     $     5,086    $     2,819


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2002
================================================================================

                                                                            DAVIS
                                                           DAVIS          GOVERNMENT                       DAVIS
                                         DAVIS          GOVERNMENT           MONEY         DAVIS        CONVERTIBLE       DAVIS
                                     OPPORTUNITY           BOND             MARKET      FINANCIAL       SECURITIES     REAL ESTATE
                                         FUND              FUND              FUND          FUND             FUND           FUND
                                         ----              ----              ----          ----             ----           ----
OPERATIONS:
  Net investment income (loss) ...   $ (1,833,863)   $  3,434,775    $  7,471,658    $   (2,074,736)   $  5,611,569    $  9,729,276
  Net realized gain (loss) from
    investments and foreign
    currency transactions ........    (13,042,113)        875,447            --          13,674,904      (4,672,750)     16,157,222
  Net change in unrealized
    appreciation (depreciation) of
    investments ..................    (21,188,401)      3,352,412            --        (232,161,019)     (3,440,637)     (7,771,852)
                                     ------------    ------------    ------------    --------------    ------------    ------------
  Net increase (decrease) in
    net assets resulting from
    operations ...................    (36,064,377)      7,662,634       7,471,658      (220,560,851)     (2,501,818)     18,114,646


DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:

  Net investment income
    Class A ......................          --           (925,095)     (6,276,990)            --         (3,159,994)     (5,493,165)
    Class B ......................          --         (1,975,599)       (980,851)            --         (1,579,476)     (2,605,151)
    Class C ......................          --           (573,641)       (212,810)            --           (359,953)     (1,102,708)
    Class Y ......................          --            (15,995)         (1,007)            --           (802,671)     (1,593,881)

  Distribution in excess of net
  investment income
    Class A ......................          --            (28,819)           --               --              --              --
    Class B ......................          --            (61,544)           --               --              --              --
    Class C ......................          --            (17,870)           --               --              --              --
    Class Y ......................          --               (498)           --               --              --              --

CAPITAL SHARE
  TRANSACTIONS:

  Net increase (decrease) in net
  assets resulting from capital
  share transactions (Note 5)
    Class A ......................     27,654,851      10,766,160      51,152,572       (73,353,074)     (4,200,854)    (27,771,000)
    Class B ......................     10,889,790      59,445,624      39,054,115       (67,437,248)     (1,630,138)      2,456,360
    Class C ......................     14,393,313      12,125,784       4,992,943       (23,845,222)      2,220,625      (1,659,083)
    Class Y ......................        704,162        (156,894)           (540)       (6,463,387)       (386,978)       (576,771)
                                     ------------    ------------    ------------    --------------    ------------    ------------

      Total increase (decrease)
        in net assets ............     17,577,739      86,244,247      95,199,090      (391,659,782)    (12,401,257)    (20,230,753)

NET ASSETS:
  Beginning of year ..............    206,147,781      68,511,611     505,712,984     1,185,229,973     180,350,726     333,310,043
                                     ------------    ------------    ------------    --------------    ------------    ------------

  End of year ....................   $223,725,520    $154,755,858    $600,912,074    $  793,570,191    $167,949,469    $313,079,290
                                     ============    ============    ============    ==============    ============    ============
    Including overdistributed net
      investment income of .......   $     (5,401)          --              --                --       $   (290,621)   $ (1,065,629)


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2001
================================================================================

                                                                            DAVIS
                                                           DAVIS          GOVERNMENT                       DAVIS
                                         DAVIS          GOVERNMENT           MONEY         DAVIS        CONVERTIBLE       DAVIS
                                     OPPORTUNITY           BOND             MARKET      FINANCIAL       SECURITIES     REAL ESTATE
                                         FUND              FUND              FUND          FUND             FUND           FUND
                                         ----              ----              ----          ----             ----           ----
OPERATIONS:
  Net investment income (loss) ...   $ (1,519,622)   $ 2,136,732    $ 19,094,649    $   (6,901,500)   $  5,949,118    $ 10,746,330
  Net realized gain (loss) from
    investment transactions ......    (11,928,083)     1,387,799            --         (28,746,059)    (10,699,741)      3,436,383
  Net change in unrealized
    appreciation (depreciation) of
    investments ..................       (834,747)    (1,281,761)           --         (98,018,648)    (12,099,276)      1,933,010
                                     ------------    -----------    ------------    --------------    ------------    ------------
  Net increase (decrease) in
    net assets resulting
    from operations ..............    (14,282,452)     2,242,770      19,094,649      (133,666,207)    (16,849,899)     16,115,723

DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:

  Net investment income
    Class A ......................           --         (775,020)    (17,263,333)             --        (3,146,681)     (5,791,262)
    Class B ......................           --       (1,013,869)     (1,407,594)             --        (1,548,937)     (2,385,772)
    Class C ......................           --         (279,889)       (367,120)             --          (357,412)     (1,034,498)
    Class Y ......................           --          (12,399)        (56,602)             --          (896,088)     (1,534,798)

  Realized gains from investment
  transactions
    Class A ......................     (1,548,796)          --              --                --              --              --
    Class B ......................     (1,131,901)          --              --                --              --              --
    Class C ......................       (413,864)          --              --                --              --              --
    Class Y ......................        (65,773)          --              --                --              --              --

  Return of capital
    Class A ......................           --             --              --                --          (136,300)           --
    Class B ......................           --             --              --                --           (67,093)           --
    Class C ......................           --             --              --                --           (15,481)           --
    Class Y ......................           --             --              --                --           (38,814)           --

  Distribution in excess of net
  investment income or net
  realized gains
    Class A ......................        (57,303)          --              --                --              --        (1,837,369)
    Class B ......................        (41,879)          --              --                --              --          (756,923)
    Class C ......................        (15,312)          --              --                --              --          (328,211)
    Class Y ......................         (2,434)          --              --                --              --          (486,938)

CAPITAL SHARE
  TRANSACTIONS:

  Net increase (decrease) in net
  assets resulting from capital
  share transactions (Note 5)
    Class A ......................     26,249,338      2,557,842     (91,401,475)       30,270,623      (2,838,123)     (9,946,338)
    Class B ......................     10,409,761     20,129,759      31,396,947        16,088,116      (6,768,383)     (3,232,478)
    Class C ......................     19,149,196      9,473,896       6,501,011        19,578,755      (1,561,284)      2,670,602
    Class Y ......................        518,571        320,180             540         3,402,661      (4,763,860)     (4,196,831)
                                     ------------    -----------    ------------    --------------    ------------    ------------
      Total increase (decrease)
        in net assets ............     38,767,152     32,643,270     (53,502,977)      (64,326,052)    (38,988,355)    (12,745,093)

NET ASSETS:
  Beginning of year ..............    167,380,629     35,868,341     559,215,961     1,249,556,025     219,339,081     346,055,136
                                     ------------    -----------    ------------    --------------    ------------    ------------
  End of year ....................   $206,147,781    $68,511,611    $505,712,984    $1,185,229,973    $180,350,726    $333,310,043
                                     ============    ===========    ============    ==============    ============    ============
    Including undistributed net
    investment income (loss) of ..   $    (10,035)   $    55,555            --                --      $        (62)           --

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2002
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Davis Series, Inc. (the Company) is registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock in the following six series (collectively "the Funds"):

DAVIS OPPORTUNITY FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers. Davis Growth Opportunity Fund changed its name to Davis Opportunity Fund on May 1, 2002.

DAVIS GOVERNMENT BOND FUND seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

DAVIS GOVERNMENT MONEY MARKET FUND seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

DAVIS FINANCIAL FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking and financial services industries.

DAVIS CONVERTIBLE SECURITIES FUND seeks to achieve total return. It invests primarily in convertible securities, which combine fixed income with potential for capital appreciation. It may invest in lower rated bonds commonly known as "junk bonds," so long as no such investment would cause 35% or more of the Fund's net assets to be so invested.

DAVIS REAL ESTATE FUND seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

    Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

    The Company accounts separately for the assets, liabilities and operations of each series. Each series offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund which are sold at net asset value. Class B and C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2002
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

A. VALUATION OF SECURITIES - Portfolio securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost, which approximates fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

B. MASTER REPURCHASE AGREEMENTS - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

C. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

D. FOREIGN CURRENCY - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

    Reported net realized foreign exchange gains or losses arise from sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2002
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

E. FEDERAL INCOME TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. At December 31, 2002, Davis Opportunity Fund had approximately $24,926,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2009 and 2011. At December 31, 2002, Davis Government Bond Fund had approximately $3,080,000 of capital loss carryovers and post October losses available to offset future capital gains, which expire between 2007 and 2011. At December 31, 2002, Davis Financial Fund had approximately $11,979,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2009 and 2011. At December 31, 2002, Davis Convertible Securities Fund had approximately $17,999,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2009 and 2011. At December 31, 2002, Davis Real Estate Fund had approximately $52,709,000 of capital loss carryovers available to offset future capital gains, if any, which expire between 2007 and 2008.

F. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

G. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses) and net unrealized appreciation (depreciation) of investments may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and the tax deferral of losses on "wash sale" transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, for Davis Opportunity Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $1,838,497, a decrease in accumulated net realized loss of $34,240 and a decrease in additional paid in capital of $1,872,737; for Davis Government Bond Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $108,731 and a corresponding decrease in additional paid in capital; for Davis Financial Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $2,074,736, a decrease in accumulated net realized loss of $20,411 and a decrease in additional paid in capital of $2,095,147; for Davis Convertible Securities Fund, amounts have been reclassified to reflect an increase in undistributed net investment loss of $34 and a corresponding decrease in accumulated net realized loss.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2002
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:



                                        Ordinary      Long-Term     Return of
                                         Income     Capital Gain      Capital      Total
                                       ----------   -------------  ------------ -----------
Davis Opportunity Fund
    2002 ............................  $    --       $    --       $     --     $     --
    2001 ............................   2,163,395     1,113,867          --       3,277,262

Davis Government Bond
  Fund
    2002 ............................   3,599,061         --             --       3,599,061
    2001 ............................   2,081,177         --             --       2,081,177

Davis Government Money
Market Fund
    2002 ............................   7,471,658         --             --       7,471,658
    2001 ............................  19,094,649         --             --      19,094,649

Davis Convertible Securities
  Fund
    2002 ............................   5,902,094         --             --       5,902,094
    2001 ............................   5,949,118         --          257,688     6,206,806

Davis Real Estate Fund
    2002 ............................  10,794,905         --             --      10,794,905
    2001 ............................  14,155,771         --             --      14,155,771


As of December 31, 2002 the components of distributable earnings (accumulated losses) on a tax basis were as follows:


                                                            DAVIS                          DAVIS            DAVIS
                                            DAVIS         GOVERNMENT        DAVIS       CONVERTIBLE         REAL
                                         OPPORTUNITY         BOND         FINANCIAL      SECURITIES         ESTATE
                                            FUND             FUND            FUND           FUND            FUND
                                        ------------    ------------    ------------    ------------    ------------
Undistributed net investment income     $      --       $      --       $       --      $     89,827    $  3,420,003
Accumulated net realized losses from
    investments and foreign
    currency transactions ...........    (20,874,409)     (2,878,984)     (1,025,799)    (14,873,468)    (52,709,322)
Net unrealized appreciation
     (depreciation) on investments ..     (9,068,116)      3,195,055      84,473,587       5,290,730      36,383,695
                                        ------------    ------------    ------------    ------------    ------------
    Total ...........................   $(29,942,525)   $    316,071    $ 83,447,788    $ (9,492,911)   $(12,905,624)
                                        ============    ============    ============    ============    ============



DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2002
================================================================================

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATE

    Advisory fees are paid monthly to Davis Advisors, the Funds' investment adviser (the "Adviser"). The fee for the Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million of average net assets and 0.40% of average net assets in excess of $500 million. The fee for the Davis Government Bond Fund is 0.50% of average net assets. The fee for each of the Davis Opportunity Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund is 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, and 0.55% of the average net assets in excess of $500 million. Advisory fees paid during the year ended December 31, 2002, approximated 0.75%, 0.50%, 0.47%, 0.63%, 0.75% and 0.73% of average net assets for Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively.

    The Adviser is paid for registering fund shares for sale in various states. The fee for the year ended December 31, 2002 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, amounted to $9,996 for each fund. State Street Bank & Trust Company ("State Street Bank") is the Funds' primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended December 31, 2002 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $41,964, $14,367, $27,949, $182,978, $18,054 and $53,782, respectively. State Street Bank is the Funds' primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee for the year ended December 31, 2002 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $6,504, $2,496, $37,500, $14,496, $7,500 and
$9,504, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

    Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2002
================================================================================

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES

    CLASS A SHARES OF DAVIS OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

    Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

    During the year ended December 31, 2002, Davis Distributors, LLC, the Funds' Underwriter (the "Underwriter" or "Distributor") received $252,956, $28,428, $434,509, $45,415 and $154,042 from commissions earned on sales of Class A shares of Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, of which $30,516, $2,430, $59,015, $7,388 and $24,106 was retained by the Underwriter and the remaining $222,440, $25,998, $375,494, $38,027 and $129,936 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Funds' registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

    The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The service fee for Class A shares of Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund for the year ended December 31, 2002 was $272,081, $46,110, $1,036,735, $100,543 and $366,243,
respectively.


CLASS B SHARES OF DAVIS OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

    Class B shares of the Funds are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge may be assessed on shares redeemed within six years of purchase.

    Each of the Class B shares of the Funds (other than Davis Government Money Market Fund) pay a distribution fee to reimburse the Distributor for commission advances on the sale of each Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limit the aggregate amount the Funds may pay for distribution to 6.25% of gross Funds sales since inception of the Distribution Plans plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime rate plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2002
================================================================================

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

    During the year ended December 31, 2002, Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund made distribution plan payments which included distribution fees of $511,512, $471,618, $2,540,068, $401,656 and $692,750, respectively and service fees of $167,912, $156,699,
$838,799, $132,804 and $229,620, respectively.

    Commission advances by the Distributor during the year ended December 31, 2002 on the sale of Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $323,079, $128,839, $509,048, $126,585 and $186,388 all of which was reallowed to qualified selling dealers.

    The Distributor intends to seek payment from Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund in the amounts of $2,829,472, $303,891, $26,414,201, $7,000,397 and $13,477,418, respectively, representing the cumulative commission advances by the Distributor on the sale of the Funds' Class B shares, plus interest, reduced by cumulative distribution fees paid by the Funds and cumulative contingent deferred sales charges paid by redeeming shareholders. The Funds have no contractual obligation to pay any such distribution charges and the amounts, if any, timing and condition of such payments are solely within the discretion of the Directors who are not interested persons of the Funds or the Distributor.

    A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended December 31, 2002 the Distributor received contingent deferred sales charges from Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund of $159,574, $312,770, $1,210,092, $164,704 and $260,531, respectively.

CLASS C SHARES OF DAVIS OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

    Class C shares of the Funds are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan.

    During the year ended December 31, 2002, Class C shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund made distribution fees of $259,061, $134,150, $894,573, $88,574 and $294,858, respectively and service fees of $86,353, $44,716, $298,191, $29,524 and $98,286. During the year ended
December 31, 2002, the Distributor received $19,864, $9,415, $35,170, $855 and
$6,101 in contingent deferred sales charges from Class C shares of Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2002
================================================================================

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

DAVIS GOVERNMENT MONEY MARKET FUND

    All classes of shares of the Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of the Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 2002 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Real Estate Fund were as follows:


                                                  DAVIS                            DAVIS
                                  DAVIS         GOVERNMENT       DAVIS           CONVERTIBLE        DAVIS
                               OPPORTUNITY         BOND        FINANCIAL         SECURITIES      REAL ESTATE
                                  FUND             FUND          FUND               FUND            FUND
                             ------------      ------------   ------------      ------------     ------------
     Cost of purchases.....  $127,586,360      $158,087,896   $148,639,828      $ 53,703,408     $167,374,983
     Proceeds of sales.....  $ 87,616,834      $ 66,680,243   $300,900,429      $ 56,135,883     $182,799,045

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2002
================================================================================
NOTE 5 - CAPITAL STOCK

    At December 31, 2002 there were 10 billion shares of capital stock ($0.01 par value per share) authorized of which 550 million shares each are designated to the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund. 4.1 billion shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:

                                                                      YEAR ENDED
CLASS A                                                            DECEMBER 31, 2002
                                 ------------------------------------------------------------------------------------------
                                                                       DAVIS
                                                     DAVIS          GOVERNMENT                      DAVIS           DAVIS
                                      DAVIS       GOVERNMENT          MONEY          DAVIS        CONVERTIBLE       REAL
                                   OPPORTUNITY       BOND             MARKET       FINANCIAL      SECURITIES        ESTATE
                                      FUND           FUND             FUND           FUND            FUND            FUND
                                 ------------   ------------     ------------    ------------    ------------  ------------
Shares sold....................     5,243,916      8,911,747       592,150,207      2,881,612       1,017,003     3,189,431
Shares issued in reinvestment
     of distributions..........          --          126,541        6,230,484            --           139,737       201,163
                                 ------------   ------------     ------------    ------------    ------------  ------------
                                    5,243,916      9,038,288      598,380,691       2,881,612       1,156,740     3,390,594
Shares redeemed................    (3,569,345)    (7,196,142)    (547,228,119)     (5,534,075)     (1,350,144)   (4,585,882)
                                 ------------   ------------     ------------    ------------    ------------  ------------
     Net increase (decrease)...     1,674,571      1,842,146       51,152,572      (2,652,463)       (193,404)   (1,195,288)
                                 ============   ============     ============    ============    ============  ============

Proceeds from shares sold......  $ 82,902,240   $ 51,776,415     $592,150,207    $ 86,589,426    $ 20,875,681  $ 73,242,942
Proceeds from shares issued
  in reinvestment of
  distributions ...............          --          730,632        6,230,484            --         2,875,115     4,692,154
                                 ------------   ------------     ------------    ------------    ------------  ------------
                                   82,902,240     52,507,047      598,380,691      86,589,426      23,750,796    77,935,096
Cost of shares redeemed........   (55,247,389)   (41,740,887)    (547,228,119)   (159,942,500)    (27,951,650)  105,706,096)
                                 ------------   ------------     ------------    ------------    ------------  ------------
     Net increase (decrease)     $ 27,654,851   $ 10,766,160     $ 51,152,572    $(73,353,074)   $ (4,200,854) $(27,771,000)
                                 ============   ============     ============    ============    ============  ============

                                                                         YEAR ENDED
CLASS A                                                               DECEMBER 31, 2001
                                  -----------------------------------------------------------------------------------------
                                                                     DAVIS
                                                    DAVIS         GOVERNMENT                          DAVIS         DAVIS
                                      DAVIS      GOVERNMENT          MONEY           DAVIS         CONVERTIBLE      REAL
                                   OPPORTUNITY      BOND            MARKET         FINANCIAL       SECURITIES      ESTATE
                                      FUND          FUND             FUND            FUND             FUND          FUND
                                  ------------   ------------   -------------    -------------   ------------  ------------
Shares sold...................       2,851,459      9,191,135     552,266,501        6,303,421         672,769     2,895,329
Shares issued in reinvestment
     of distributions.........          97,245        101,064      16,932,747             --           135,819       307,695
                                  ------------   ------------   -------------    -------------    ------------  ------------
                                     2,948,704      9,292,199     569,199,248        6,303,421         808,588     3,203,024
Shares redeemed...............      (1,433,262)    (8,864,198)   (660,600,723)      (5,664,454)       (923,950)   (3,690,825)
                                  ------------   ------------   -------------    -------------    ------------  ------------
     Net increase (decrease)..       1,515,442        428,001     (91,401,475)         638,967        (115,362)     (487,801)
                                  ============   ============   =============    =============    ============  ============


Proceeds from shares sold.....    $ 48,758,276   $ 51,824,540   $ 552,266,501    $ 214,116,949    $ 15,361,601  $ 63,309,686
Proceeds from shares issued
  in reinvestment of
  distributions ..............       1,579,534        571,622      16,932,747             --         2,945,520     6,773,245
                                  ------------   ------------   -------------    -------------    ------------  ------------
                                    50,337,810     52,396,162     569,199,248      214,116,949      18,307,121    70,082,931
Cost of shares redeemed.......     (24,088,472)   (49,838,320)   (660,600,723)    (183,846,326)    (21,145,244)  (80,029,269)
                                  ------------   ------------   -------------    -------------    ------------  ------------
     Net increase (decrease)..    $ 26,249,338   $  2,557,842   $ (91,401,475)   $  30,270,623    $ (2,838,123) $ (9,946,338)
                                  ============   ============   =============    =============    ============  ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2002
================================================================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)



                                                                    YEAR ENDED
CLASS B                                                          DECEMBER 31, 2002
                                 ----------------------------------------------------------------------------------------
                                                                   DAVIS
                                                    DAVIS       GOVERNMENT                       DAVIS           DAVIS
                                    DAVIS          GOVERNMENT      MONEY           DAVIS       CONVERTIBLE        REAL
                                   OPPORTUNITY      BOND           MARKET        FINANCIAL     SECURITIES        ESTATE
                                     FUND           FUND            FUND           FUND           FUND            FUND
                                ------------   ------------   -------------    -------------   ------------  ------------
Shares sold...................     2,476,121     15,975,065     111,614,870          829,863        613,866     1,062,558
Shares issued in reinvestment
     of distributions.........          --          192,385         839,926            --            59,316        82,873
                                ------------   ------------   -------------    -------------   ------------  ------------
                                   2,476,121     16,167,450     112,454,796          829,863        673,182     1,145,431
Shares redeemed...............    (1,790,567)    (5,961,800)    (73,400,681)      (3,337,233)      (749,404)   (1,063,522)
                                ------------   ------------   -------------    -------------   ------------  ------------
     Net increase (decrease)..       685,554     10,205,650      39,054,115       (2,507,370)       (76,222)       81,909
                                ============   ============   =============    =============   ============  ============

Proceeds from shares sold.....  $ 35,497,871   $ 92,823,824   $ 111,614,870    $  23,400,685   $ 12,381,023  $ 24,621,553
Proceeds from shares issued
  in reinvestment of
  distributions...............          --        1,112,867         839,926            --         1,207,461     1,916,410
                                ------------   ------------   -------------    -------------   ------------  ------------
                                  35,497,871     93,936,691     112,454,796      23,400,685      13,588,484    26,537,963
Cost of shares redeemed.......   (24,608,081)   (34,491,067)    (73,400,681)    (90,837,933)    (15,218,622)  (24,081,603)
                                ------------   ------------   -------------    -------------   ------------  ------------
     Net increase (decrease)..  $ 10,889,790   $ 59,445,624   $  39,054,115    $ (67,437,248)  $ (1,630,138) $  2,456,360
                                ============   ============   =============    =============   ============  ============

                                                                    YEAR ENDED
CLASS B                                                          DECEMBER 31, 2001
                                -----------------------------------------------------------------------------------------
                                                                    DAVIS
                                                    DAVIS        GOVERNMENT                      DAVIS          DAVIS
                                    DAVIS        GOVERNMENT        MONEY           DAVIS      CONVERTIBLE        REAL
                                   OPPORTUNITY      BOND           MARKET       FINANCIAL     SECURITIES        ESTATE
                                     FUND           FUND           FUND            FUND           FUND           FUND
                                ------------   ------------  ---------------    -------------  -------------  ------------
Shares sold...................     1,805,863      7,235,749       87,757,680        2,628,955        425,565       483,301
Shares issued in
  reinvestment
  of distributions............        74,697         92,792        1,202,300             --           56,241       103,720
                                ------------   ------------  ---------------    -------------  -------------  ------------
                                   1,880,560      7,328,541       88,959,980        2,628,955        481,806       587,021
Shares redeemed...............    (1,182,451)    (3,800,324)     (57,563,033)      (2,219,550)      (780,288)     (741,582)
                                ------------   ------------  ---------------    -------------  -------------  ------------
     Net increase (decrease)..       698,109      3,528,217       31,396,947          409,405       (298,482)     (154,561)
                                ============   ============  ===============    =============  =============  ============

Proceeds from shares sold.....  $ 27,937,532   $ 41,098,839  $ 8,887,757,680    $  85,039,909    $ 9,541,455  $ 10,510,842
Proceeds from shares issued
  in reinvestment of
  distributions...............     1,100,653        525,276        1,202,300               -       1,207,901     2,279,508
                                ------------   ------------  ---------------    -------------  -------------  ------------
                                  29,038,185     41,624,115       88,959,980      85,039,909      10,749,356    12,790,350
Cost of shares redeemed.......   (18,628,424)   (21,494,356)     (57,563,033)    (68,951,793)    (17,517,739)  (16,022,828)
                                ------------   ------------  ---------------    -------------  -------------  ------------
     Net increase (decrease)..  $ 10,409,761   $ 20,129,759  $    31,396,947    $ 16,088,116   $  (6,768,383) $ (3,232,478)
                                ============   ============  ===============    =============  =============  ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2002
================================================================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)


                                                                           YEAR ENDED
CLASS C                                                                 DECEMBER 31, 2002
                                       --------------------------------------------------------------------------------------------
                                                                            DAVIS
                                                           DAVIS         GOVERNMENT                       DAVIS          DAVIS
                                           DAVIS        GOVERNMENT         MONEY           DAVIS       CONVERTIBLE        REAL
                                        OPPORTUNITY        BOND            MARKET       FINANCIAL      SECURITIES        ESTATE
                                           FUND            FUND            FUND            FUND           FUND            FUND
                                       ------------    ------------    -----------     ------------    ------------    ------------
Shares sold ........................      2,071,948       4,889,333      24,358,353         662,239         279,320         352,708
Shares issued in reinvestment
         of distributions ..........           --            53,507         190,439            --            13,456          37,269
                                       ------------    ------------    ------------    ------------    ------------    ------------
                                          2,071,948       4,942,840      24,548,792         662,239         292,776         389,977
Shares redeemed ....................     (1,167,443)     (2,878,454)    (19,555,849)     (1,544,098)       (178,300)       (466,399)
                                       ------------    ------------    ------------    ------------    ------------    ------------
         Net increase (decrease) ...        904,505       2,064,386       4,992,943        (881,859)        114,476         (76,422)
                                       ============    ============    ============    ============    ============    ============

Proceeds from shares sold ..........   $ 30,905,186    $ 28,474,141    $ 24,358,353    $ 18,854,844    $  5,634,104    $  8,115,356
Proceeds from shares issued in
         reinvestment of
         distributions .............           --           310,514         190,439            --           276,649         869,400
                                       ------------    ------------    ------------    ------------    ------------    ------------
                                         30,905,186      28,784,655      24,548,792      18,854,844       5,910,753       8,984,756
Cost of shares redeemed ............    (16,511,873)    (16,658,871)    (19,555,849)    (42,700,066)     (3,690,128)    (10,643,839)
                                       ------------    ------------    ------------    ------------    ------------    ------------
         Net increase (decrease) ...   $ 14,393,313    $ 12,125,784    $  4,992,943    $(23,845,222)   $  2,220,625    $ (1,659,083)
                                       ============    ============    ============    ============    ============    ============



                                                                           YEAR ENDED
CLASS C                                                                 DECEMBER 31, 2001
                                       --------------------------------------------------------------------------------------------
                                                                            DAVIS
                                                           DAVIS         GOVERNMENT                       DAVIS          DAVIS
                                           DAVIS        GOVERNMENT         MONEY           DAVIS       CONVERTIBLE        REAL
                                        OPPORTUNITY        BOND            MARKET       FINANCIAL      SECURITIES        ESTATE
                                           FUND            FUND            FUND            FUND           FUND            FUND
                                       ------------    ------------    -----------     ------------    ------------    ------------
Shares sold ........................      1,818,729       3,018,295      35,095,555       1,620,907         139,695         408,356
Shares issued in reinvestment
         of distributions ..........         26,207          25,362         323,646            --            12,791          49,176
                                       ------------    ------------    ------------    ------------    ------------    ------------
                                          1,844,936       3,043,657      35,419,201       1,620,907         152,486         457,532
Shares redeemed ....................       (651,932)     (1,384,646)    (28,918,190)     (1,060,652)       (224,116)       (336,087)
                                       ------------    ------------    ------------    ------------    ------------    ------------
         Net increase (decrease) ...      1,193,004       1,659,011       6,501,011         560,255         (71,630)        121,445
                                       ============    ============    ============    ============    ============    ============

Proceeds from shares sold ..........   $ 29,140,227    $ 17,190,200    $ 35,095,555    $ 53,031,603    $  3,167,617    $  8,913,635
Proceeds from shares issued in
         reinvestment of
         distributions .............        402,282         144,083         323,646            --           278,789       1,088,358
                                       ------------    ------------    ------------    ------------    ------------    ------------
                                         29,542,509      17,334,283      35,419,201      53,031,603       3,446,406      10,001,993
Cost of shares redeemed ............    (10,393,313)     (7,860,387)    (28,918,190)    (33,452,848)     (5,007,690)     (7,331,391)
                                       ------------    ------------    ------------    ------------    ------------    ------------
         Net increase (decrease) ...   $ 19,149,196    $  9,473,896    $  6,501,011    $ 19,578,755    $ (1,561,284)   $  2,670,602
                                       ============    ============    ============    ============    ============    ============

DAVIS SERIES, INC
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2002
================================================================================

NOTE 5 - CAPITAL STOCK - (CONTINUED)


                                                                          YEAR ENDED
CLASS Y                                                                DECEMBER 31, 2002
                                      --------------------------------------------------------------------------------------------
                                                                           DAVIS
                                                          DAVIS         GOVERNMENT                       DAVIS          DAVIS
                                          DAVIS        GOVERNMENT         MONEY           DAVIS       CONVERTIBLE        REAL
                                       OPPORTUNITY        BOND            MARKET       FINANCIAL      SECURITIES        ESTATE
                                          FUND            FUND            FUND            FUND           FUND            FUND
                                      ------------    ------------    -----------     ------------    ------------    ------------
Shares sold .......................        111,975          11,552      18,783,872         109,701          10,090          58,768
Shares issued in reinvestment
         of distributions .........           --               240             314            --            38,322          64,470
                                      ------------    ------------    ------------    ------------    ------------    ------------
                                           111,975          11,792      18,784,186         109,701          48,412         123,238
Shares redeemed ...................        (70,369)        (38,773)    (18,784,726)       (337,705)        (67,913)       (151,057)
                                      ------------    ------------    ------------    ------------    ------------    ------------
         Net increase (decrease) ..         41,606         (26,981)           (540)       (228,004)        (19,501)        (27,819)
                                      ============    ============    ============    ============    ============    ============

Proceeds from shares sold .........   $  1,900,359    $     67,290    $ 18,783,872    $  3,406,113    $    213,897    $  1,345,483
Proceeds from shares issued in
         reinvestment of
         distributions ............           --             1,396             314            --           790,949       1,509,819
                                      ------------    ------------    ------------    ------------    ------------    ------------
                                         1,900,359          68,686      18,784,186       3,406,113       1,004,846       2,855,302
Cost of shares redeemed ...........     (1,196,197)       (225,580)    (18,784,726)     (9,869,500)     (1,391,824)     (3,432,073)
                                      ------------    ------------    ------------    ------------    ------------    ------------
         Net increase (decrease) ..   $    704,162    $   (156,894)   $       (540)   $ (6,463,387)   $   (386,978)   $   (576,771)
                                      ============    ============    ============    ============    ============    ============


                                                                          YEAR ENDED
CLASS Y                                                                DECEMBER 31, 2001
                                      --------------------------------------------------------------------------------------------
                                                                           DAVIS
                                                          DAVIS         GOVERNMENT                       DAVIS          DAVIS
                                          DAVIS        GOVERNMENT         MONEY           DAVIS       CONVERTIBLE        REAL
                                       OPPORTUNITY        BOND            MARKET       FINANCIAL      SECURITIES        ESTATE
                                          FUND            FUND            FUND            FUND           FUND            FUND
                                      ------------    ------------    -----------     ------------    ------------    ------------
Shares sold .......................         35,396          73,776      27,920,545         371,787           9,039         119,554
Shares issued in reinvestment
         of distributions .........          4,046             263          53,068            --            41,803          86,449
                                      ------------    ------------    ------------    ------------    ------------    ------------
                                            39,442          74,039      27,973,613         371,787          50,842         206,003
Shares redeemed ...................         (8,737)        (18,260)    (27,973,073)       (285,033)       (277,631)       (414,341)
                                      ------------    ------------    ------------    ------------    ------------    ------------
         Net increase (decrease)...         30,705          55,779             540          86,754        (226,789)       (208,338)
                                      ============    ============    ============    ============    ============    ============

Proceeds from shares sold .........   $    601,311    $    422,450    $ 27,920,545    $ 12,813,766    $    202,985    $  2,602,152
Proceeds from shares issued in
         reinvestment of
         distributions ............         66,677           1,516          53,068            --           910,159       1,912,379
                                      ------------    ------------    ------------    ------------    ------------    ------------
                                           667,988         423,966      27,973,613      12,813,766       1,113,144       4,514,531
Cost of shares redeemed ...........       (149,417)       (103,786)    (27,973,073)     (9,411,105)     (5,877,004)     (8,711,362)
                                      ------------    ------------    ------------    ------------    ------------    ------------
         Net increase (decrease)...   $    518,571    $    320,180    $        540    $  3,402,661    $ (4,763,860)   $ (4,196,831)
                                      ============    ============    ============    ============    ============    ============


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2002
================================================================================

NOTE 6 - EXPENSES PAID INDIRECTLY

    Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $355, $101, $1,291, $154, $1,287 and $348 for Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, during the year ended December 31, 2002.

NOTE 7 - BANK BORROWINGS

    Davis Financial Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other Davis Funds in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the overnight Federal Funds Rate plus 0.75%. At December 31, 2002, Davis Financial Fund had borrowings outstanding of $22,547,000, the interest rate was 2.00%. For the year ended December 31, 2002 the average daily loan balance was $14,387,000 at an average interest rate of 2.4364%. The Fund had gross borrowings and gross repayments of $209,493,000 and $195,512,000, respectively, during the year ended December 31, 2002. The maximum amount of borrowings outstanding at any month end was $41,980,000.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS OPPORTUNITY FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A


                                                                 YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                      2002       2001      2000(3)    1999(3)     1998
                                                    --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period...........     $  16.81   $  18.60   $  22.17   $  21.96   $  22.49
                                                    --------   --------   --------   --------   --------

Income (Loss) From Investment Operations
   Net Investment Loss.........................        (0.07)     (0.07)     (0.11)     (0.10)     (0.09)
   Net Realized and Unrealized Gains (Losses)          (2.21)     (1.44)      2.22       5.96       0.59
                                                    --------   --------   --------   --------   --------
       Total From Investment Operations........        (2.28)     (1.51)      2.11       5.86       0.50
                                                    --------   --------   --------   --------   --------
Dividends and Distributions
   Distributions from Realized Gains...........         --        (0.27)     (5.68)     (5.65)     (1.03)
   Distributions in Excess of Net Realized              --        (0.01)      --         --         --
     Gains.....................................     --------   --------   --------   --------   --------
       Total Dividends and Distributions.......         --        (0.28)     (5.68)     (5.65)     (1.03)
                                                    --------   --------   --------   --------   --------
Net Asset Value, End of Period.................     $  14.53   $  16.81   $  18.60   $  22.17   $  21.96
                                                    ========   ========   ========   ========   ========

Total Return(1)................................     (13.56)%    (8.06)%     11.49%     31.45%      2.32%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ....    $111,685   $101,057    $83,607    $67,871    $52,212
   Ratio of Expenses to Average Net Assets ....        1.31%      1.23%      1.19%      1.29%      1.32%
   Ratio of Net Investment Loss to
     Average Net Assets........................      (0.49)%    (0.50)%    (0.59)%    (0.50)%    (0.38)%
   Portfolio Turnover Rate(2)..................       42.74%     40.96%     60.06%    100.30%     18.03%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) In 1999 and 2000 the Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS OPPORTUNITY FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B




                                                                  YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------
                                                   2002        2001      2000(3)    1999(3)    1998
                                                 --------    --------   --------   --------  --------


Net Asset Value, Beginning of Period..........   $  15.24    $  17.05   $  20.95   $  21.18  $  21.88
                                                 --------    --------   --------   --------  --------

Income (Loss) From Investment Operations
   Net Investment Loss........................      (0.17)      (0.18)     (0.23)     (0.26)    (0.26)
   Net Realized and Unrealized Gains (Losses)       (2.00)      (1.35)      2.01       5.68      0.59
                                                 --------    --------   --------   --------  --------
       Total From Investment Operations.......      (2.17)      (1.53)      1.78       5.42      0.33
                                                 --------    --------   --------   --------  --------

Dividends and Distributions
   Distributions from Realized Gains..........       --         (0.27)     (5.68)     (5.65)    (1.03)
   Distributions in Excess of Net Realized
   Gains......................................       --         (0.01)      --         --        --
                                                 --------    --------   --------   --------  --------

       Total Dividends and Distributions......       --         (0.28)     (5.68)     (5.65)    (1.03)
                                                 --------    --------   --------   --------  --------
Net Asset Value, End of Period................   $  13.07    $  15.24   $  17.05   $  20.95  $  21.18
                                                 ========    ========   ========   ========  ========

Total Return(1)...............................
                                                 (14.24)%     (8.92)%     10.57%     30.42%     1.61%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ...    $68,895     $69,903    $66,271    $52,234  $60,587
   Ratio of Expenses to Average Net Assets ...      2.09%       2.06%      2.08%      2.16%     2.10%
   Ratio of Net Investment Loss to Average
     Net Assets...............................    (1.27)%     (1.33)%    (1.48)%    (1.37)%   (1.16)%
   Portfolio Turnover Rate(2).................     42.74%      40.96%     60.06%    100.30%    18.03%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) In 1999 and 2000 the Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS OPPORTUNITY FUND
================================================================================
SEE NOTES TO FINANCIAL STATEMENTS
       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C




                                                                             YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------
                                                       2002            2001         2000(4)        1999(4)        1998
                                                     ---------      ---------     ---------     ---------       ---------

Net Asset Value, Beginning of Period .............   $   15.89      $   17.76     $   21.62     $   21.71       $   22.43
                                                     ---------      ---------     ---------     ---------       ---------

Income (Loss) From Investment Operations
     Net Investment Loss .........................       (0.16)         (0.13)        (0.17)        (0.22)          (0.30)
     Net Realized and Unrealized Gains (Losses) ..       (2.11)         (1.46)         1.99          5.78            0.61
                                                     ---------      ---------     ---------     ---------       ---------
              Total From Investment Operations ...       (2.27)         (1.59)         1.82          5.56            0.31
                                                     ---------      ---------     ---------     ---------       ---------

Dividends and Distributions
     Distributions from Realized Gains ...........       --             (0.27)        (5.68)        (5.65)          (1.03)
     Distributions in Excess of Net Realized Gains       --             (0.01)        --            --              --
                                                     ---------      ---------     ---------     ---------       ---------
              Total Dividends and Distributions ..       --             (0.28)        (5.68)        (5.65)          (1.03)
                                                     ---------      ---------     ---------     ---------       ---------
Net Asset Value, End of Period ...................   $   13.62      $   15.89     $   17.76     $   21.62       $   21.71
                                                     =========      =========     =========     =========       =========

Total Return(1)
                                                      (14.29)%        (8.90)%         10.42%        30.32%          1.48%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted) .....     $38,793        $30,879       $13,326        $5,041         $3,644
     Ratio of Expenses to Average Net Assets .....       2.06%          2.08%          2.15%         2.34%(2)       2.27%
     Ratio of Net Investment Loss to
         Average Net Assets ......................     (1.24)%        (1.35)%        (1.55)%       (1.54)%        (1.33)%
     Portfolio Turnover Rate(3) ..................      42.74%         40.96%         60.06%       100.30%         18.03%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.33% for 1999.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) In 1999 and 2000 the Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS OPPORTUNITY FUND
================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                          YEAR ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                          2002        2001       2000(5)     1999(5)        1998
                                                       ---------   ---------   ---------   ---------     ---------
Net Asset Value, Beginning of Period .............     $   17.07   $   18.83   $   22.31   $   21.96     $   22.52
                                                       ---------   ---------   ---------   ---------     ---------

Income (Loss) From Investment Operations
     Net Investment Loss .........................         (0.02)      (0.03)      (0.04)      (0.03)(4)     (0.14)
     Net Realized and Unrealized Gains (Losses) ..         (2.25)      (1.45)       2.24        6.03          0.61
                                                       ---------   ---------   ---------   ---------     ---------
              Total From Investment Operations ...         (2.27)      (1.48)       2.20        6.00          0.47
                                                       ---------   ---------   ---------   ---------     ---------

Dividends and Distributions
     Distributions from Realized Gains ...........         --          (0.27)      (5.68)      (5.65)        (1.03)
     Distributions in Excess of Net Realized Gains         --          (0.01)      --          --            --
                                                       ---------   ---------   ---------   ---------     ---------
              Total Dividends and Distributions ..         --          (0.28)      (5.68)      (5.65)        (1.03)
                                                       ---------   ---------   ---------   ---------     ---------
Net Asset Value, End of Period ...................     $   14.80   $   17.07   $   18.83   $   22.31     $   21.96
                                                       =========   =========   =========   =========     =========

Total Return(1) ..................................     (13.30)%      (7.81)%      11.83%      32.16%         2.18%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted)......       $4,353       $4,309      $4,176          $5            $73
     Ratio of Expenses to Average Net Assets......        0.93%        0.91%       0.93%     1.06%(2)        1.33%(2)
     Ratio of Net Investment Loss to
         Average Net Assets.......................      (0.11)%      (0.18)%     (0.33)%     (0.26)%        (0.38)%
     Portfolio Turnover Rate(3)...................       42.74%       40.96%      60.06%     100.30%         18.03%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.05% and 1.32% for 1999 and 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Per share calculations were based on average shares outstanding for the period.

(5) In 1999 and 2000 the Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A



                                                                      YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                      2002        2001      2000       1999       1998
                                                    --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period ............   $   5.68   $   5.60   $   5.38   $   5.90   $   5.87
                                                    --------   --------   --------   --------   --------

Income (Loss) From Investment Operations
     Net Investment Income ......................       0.23       0.26       0.29       0.28       0.29
     Net Realized and Unrealized Gains (Losses)..       0.25       0.08       0.22      (0.48)      0.07
                                                    --------   --------   --------   --------   --------
              Total From Investment Operations ..       0.48       0.34       0.51      (0.20)      0.36
                                                    --------   --------   --------   --------   --------

Dividends and Distributions
     Net Investment Income ......................      (0.23)     (0.26)     (0.29)     (0.28)     (0.29)
     Return of Capital ..........................        --         --        --(3)     (0.04)     (0.04)
     Distribution in Excess of Net
         Investment Income ......................      (0.01)       --        --         --         --
                                                    --------   --------   --------   --------   --------
              Total Dividends and Distributions..      (0.24)     (0.26)     (0.29)     (0.32)     (0.33)
                                                    --------   --------   --------   --------   --------


Net Asset Value, End of Period ..................   $   5.92   $   5.68   $   5.60   $   5.38   $   5.90
                                                    ========   ========   ========   ========   ========

Total Return(1) .................................      8.66%      6.27%      9.81%    (3.47)%      6.31%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted).....    $29,892    $18,198    $15,548    $18,002    $21,285
     Ratio of Expenses to Average Net Assets.....      1.08%      1.22%      1.27%      1.20%      1.43%
     Ratio of Net Investment
         Income to Average Net Assets............      3.85%      4.59%      5.33%      5.07%      4.87%
     Portfolio Turnover Rate(2)..................     69.89%    149.03%    140.66%    150.54%     18.40%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Less than $0.005 per share.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B




                                                                    YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------------
                                                      2002        2001        2000        1999        1998
                                                    --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period ............   $   5.66    $   5.58    $   5.37    $   5.88    $   5.86
                                                    --------    --------    --------    --------    --------

Income (Loss) From Investment Operations
     Net Investment Income ......................       0.19        0.23        0.24        0.24        0.27
     Net Realized and Unrealized Gains (Losses)..       0.26        0.07        0.21       (0.48)       0.04
                                                    --------    --------    --------    --------    --------
              Total From Investment Operations ..       0.45        0.30        0.45       (0.24)       0.31
                                                    --------    --------    --------    --------    --------

Dividends and Distributions
     Net Investment Income ......................      (0.19)      (0.22)      (0.24)      (0.23)      (0.27)
     Return of Capital ..........................       --          --          --(4)      (0.04)      (0.02)
     Distribution in Excess of Net
         Investment Income ......................      (0.01)       --          --          --          --
                                                    --------    --------    --------    --------    --------
              Total Dividends and Distributions..      (0.20)      (0.22)      (0.24)      (0.27)      (0.29)
                                                    --------    --------    --------    --------    --------


Net Asset Value, End of Period ..................   $   5.91    $   5.66    $   5.58    $   5.37    $   5.88
                                                    ========    ========    ========    ========    ========

Total Return(1)..................................      8.05%       5.48%       8.80%      (4.12)%      5.38%


Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted).....    $99,461     $37,541      $17,331    $28,344     $36,005
     Ratio of Expenses to  Average Net Assets          1.82%       1.94%        2.00%      1.95%       2.18%(2)
     Ratio of Net Investment Income
         to Average Net Assets...................      3.11%       3.87%        4.60%      4.32%        4.13%
     Portfolio Turnover Rate(3)..................     69.89%     149.03%      140.66%    150.54%       18.40%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.17% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Less than $0.005 per share.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C





                                                                   YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                      2002       2001       2000       1999       1998
                                                    --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period ............   $   5.68   $   5.60   $   5.39   $   5.90   $   5.88
                                                    --------   --------   --------   --------   --------

Income (Loss) From Investment Operations
     Net Investment  Income .....................       0.19       0.23       0.24       0.23       0.27
     Net Realized and Unrealized Gains (Losses)..       0.26       0.07       0.21      (0.47)      0.04
                                                    --------   --------   --------   --------   --------
              Total From Investment Operations          0.45       0.30       0.45      (0.24)      0.31
                                                    --------   --------   --------   --------   --------

Dividends and Distributions
     Net Investment Income ......................      (0.19)     (0.22)     (0.24)     (0.23)     (0.27)
     Return of Capital ..........................        --         --         --(3)    (0.04)     (0.02)
     Distribution in Excess of Net
         Investment Income ......................      (0.01)       --         --         --        --
                                                    --------   --------   --------   --------   --------
              Total Dividends and Distributions..      (0.20)     (0.22)     (0.24)     (0.27)     (0.29)
                                                    --------   --------   --------   --------   --------

Net Asset Value, End of Period ..................   $   5.93   $   5.68   $   5.60   $   5.39   $   5.90
                                                    ========   ========   ========   ========   ========

Total Return(1)..................................       8.03%     5.44%       8.75%   (4.15)%       5.42%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted).....     $25,107   $12,335      $2,872    $4,791      $8,178
     Ratio of Expenses to Average Net Assets            1.83%     1.96%       2.07%     1.96%       2.18%
     Ratio of Net Investment Income to
              Average Net Assets.................       3.10%     3.85%       4.53%     4.31%       4.12%
     Portfolio Turnover Rate(2)..................      69.89%   149.03%     140.66%   150.54%      18.40%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Less than $0.005 per share.







SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y


                                                                                                 SEPTEMBER 1,
                                                                                                    1998
                                                                                                 (INCEPTION
                                                                                                  OF CLASS)
                                                                YEAR ENDED DECEMBER 31,           THROUGH
                                                     ------------------------------------------ DECEMBER 31,
                                                       2002        2001      2000       1999        1998
                                                     --------   --------   --------   --------- ------------
Net Asset Value, Beginning of Period .............   $   5.72   $   5.64   $   5.42   $    5.92   $   5.92
                                                     --------   --------   --------   ---------   --------

Income (Loss) From Investment Operations
      Net Investment  Income .....................       0.25       0.29       0.31        0.24(3)    0.07
      Net Realized and Unrealized Gains (Losses)..       0.25       0.07       0.22       (0.40)      0.02
                                                     --------   --------   --------   ---------   --------
              Total From Investment Operations ...       0.50       0.36       0.53       (0.16)      0.09
                                                     --------   --------   --------   ---------   --------

Dividends and Distributions
     Net Investment Income .......................      (0.25)     (0.28)     (0.31)      (0.30)     (0.07)
     Return of Capital ...........................        --         --         --(4)     (0.04)     (0.02)
     Distribution in Excess of Net
         Investment Income .......................        --(4)      --         --         --        --
                                                     --------   --------   --------   ---------   --------

              Total Dividends and Distributions...      (0.25)     (0.28)     (0.31)      (0.34)     (0.09)
                                                     --------   --------   --------   ---------   --------

Net Asset Value, End of Period ...................   $   5.97   $   5.72   $   5.64   $    5.42   $   5.92
                                                     ========   ========   ========   =========   ========

Total Return(1)...................................      9.05%      6.54%     10.08%      (2.73)%     1.59%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted).....        $296       $438       $117         $17       $352
     Ratio of Expenses to Average Net Assets            0.88%      0.96%      1.02%        0.92%     1.05%*
     Ratio of Net Investment Income to
              Average Net Assets..................      4.05%      4.85%      5.58%        5.35%     5.25%*
     Portfolio Turnover Rate(2)...................
                                                       69.89%    149.03%    140.66%      150.54%    18.40%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Per share calculations were based on average shares outstanding for the period.

(4) Less than $0.005 per share.

 *  Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND
================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASSES A, B, C & Y


                                                                       YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------
                                                        2002        2001        2000        1999       1998
                                                     ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period ............    $    1.000  $    1.000  $    1.000  $    1.000  $    1.000
                                                     ----------  ----------  ----------  ----------  ----------

Income From Investment Operations
    Net Investment Income .......................          .014        .037        .058        .044        .048

Dividends
    Net Investment Income .......................         (.014)      (.037)      (.058)      (.044)      (.048)
                                                     ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period ..................    $    1.000  $    1.000  $    1.000  $    1.000  $    1.000
                                                     ==========  ==========  ==========  ==========  ==========

Total Return(1)...................................        1.38%       3.77%       5.91%       4.51%       4.94%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted)......     $600,912    $505,713    $559,216    $553,977    $514,474
     Ratio of Expenses to Average Net  Assets.....        0.59%       0.59%       0.59%        0.61%      0.61%
     Ratio of Net Investment Income to
         Average Net Assets.......................        1.35%       3.75%       5.77%        4.52%      4.84%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A



                                                                              YEAR ENDED DECEMBER 31,
                                                       -----------------------------------------------------------------
                                                          2002          2001          2000         1999          1998
                                                       ---------     ---------     ---------     ---------     ---------
Net Asset Value, Beginning of Period ................  $   32.98     $   36.30     $   29.07     $   29.32     $   25.68
                                                       ---------     ---------     ---------     ---------     ---------
Income (Loss) From Investment Operations
     Net Investment Income (Loss) ...................       0.06         (0.06)        (0.06)         0.11          0.09
     Net Realized and Unrealized Gains (Losses) .....      (6.32)        (3.26)         9.22         (0.36)         3.55
                                                       ---------     ---------     ---------     ---------     ---------
              Total From Investment Operations ......      (6.26)        (3.32)         9.16         (0.25)         3.64
                                                       ---------     ---------     ---------     ---------     ---------

Dividends and Distributions
     Distributions from Realized Gains ..............     --             --            (1.91)        --            --
     Distribution in Excess of Net Realized Gains....     --             --            (0.02)        --            --
                                                       ---------     ---------     ---------     ---------     ---------
              Total Dividends and Distributions......     --             --            (1.93)        --            --
                                                       ---------     ---------     ---------     ---------     ---------

Net Asset Value, End of Period ......................  $   26.72     $   32.98     $   36.30     $   29.07     $   29.32
                                                       =========     =========     =========     =========     =========

Total Return(1) .....................................    (18.98)%       (9.15)%       32.16%        (0.85)%       14.17%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted).........    $415,641      $600,540     $637,882       $425,584     $460,799

     Ratio of Expenses to Average Net Assets.........       1.11%         1.08%        1.05%          1.04%        1.07%(2)
     Ratio of Net Investment Income (Loss)
         to Average Net Assets.......................       0.18%       (0.20)%      (0.21)%          0.36%        0.34%
     Portfolio Turnover Rate(3)......................      14.88%        17.80%       34.72%          17.55%      11.37%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.06% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B





                                                                            YEAR ENDED DECEMBER 31,
                                                       -------------------------------------------------------------
                                                          2002         2001         2000         1999         1998
                                                       ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period ............      $   31.39    $   34.85    $   28.22    $   28.71    $   25.36
                                                       ---------    ---------    ---------    ---------    ---------


Income (Loss) From Investment Operations
     Net Investment Loss ........................          (0.21)       (0.33)       (0.31)       (0.16)       (0.12)
     Net Realized and Unrealized Gains (Losses) .          (5.97)       (3.13)        8.87        (0.33)        3.47
                                                       ---------    ---------    ---------    ---------    ---------
              Total From Investment Operations ..          (6.18)       (3.46)        8.56        (0.49)        3.35
                                                       ---------    ---------    ---------    ---------    ---------

Dividends and Distributions
     Distributions from Realized Gains ..........          --           --           (1.91)       --           --
     Distribution in Excess of Net Realized Gains          --           --           (0.02)       --           --
                                                       ---------    ---------    ---------    ---------    ---------
              Total Dividends and Distributions .          --           --           (1.93)       --           --
                                                       ---------    ---------    ---------    ---------    ---------

Net Asset Value, End of Period ..................      $   25.21    $   31.39    $   34.85    $   28.22    $   28.71
                                                       =========    =========    =========    =========    =========

Total Return(1)..................................       (19.69)%      (9.93)%       31.00%      (1.71)%       13.21%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted)....       $270,645     $415,607     $447,199     $376,541     $419,145
     Ratio of Expenses to Average Net Assets.....          1.95%        1.90%        1.95%        1.90%        1.93%(2)
     Ratio of Net Investment Loss
          to Average Net Assets..................        (0.66)%      (1.02)%      (1.11)%      (0.50)%      (0.52)%
     Portfolio Turnover Rate(3)..................         14.88%       17.80%       34.72%       17.55%       11.37%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.92% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C




                                                                            YEAR ENDED DECEMBER 31,
                                                       -------------------------------------------------------------
                                                          2002         2001         2000         1999         1998
                                                       ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period ...............   $   31.88    $   35.40    $   28.63    $   29.12    $   25.71
                                                       ---------    ---------    ---------    ---------    ---------

Income (Loss) From Investment Operations
     Net Investment Loss ...........................       (0.21)       (0.32)       (0.27)       (0.15)       (0.10)
     Net Realized and Unrealized Gains (Losses) ....       (6.06)       (3.20)        8.97        (0.34)        3.51
                                                       ---------    ---------    ---------    ---------    ---------
              Total From Investment Operations .....       (6.27)       (3.52)        8.70        (0.49)        3.41
                                                       ---------    ---------    ---------    ---------    ---------

Dividends and Distributions
     Distributions from Realized Gains .............       --           --           (1.91)       --           --
     Distribution in Excess of Net Realized Gains...       --           --           (0.02)       --           --
                                                       ---------    ---------    ---------    ---------    ---------
              Total Dividends and Distributions ....       --           --           (1.93)       --           --
                                                       ---------    ---------    ---------    ---------    ---------

Net Asset Value, End of Period .....................   $   25.61    $   31.88    $   35.40    $   28.63    $   29.12
                                                       =========    =========    =========    =========    =========

Total Return(1).....................................    (19.67)%      (9.94)%       31.04%      (1.68)%       13.26%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted)........     $94,557    $145,817      $142,081      $89,128      $92,513

     Ratio of Expenses to Average Net Assets........       1.96%       1.90%         1.93%        1.89%        1.91%
     Ratio of Net Investment Loss
         to Average Net Assets......................     (0.67)%     (1.02)%       (1.09)%      (0.49)%      (0.51)%
     Portfolio Turnover Rate(2).....................      14.88%      17.80%        34.72%       17.55%       11.37%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y




                                                                            YEAR ENDED DECEMBER 31,
                                                       -------------------------------------------------------------
                                                          2002         2001         2000        1999          1998
                                                       ---------    ---------    ---------    ---------    ---------

Net Asset Value, Beginning of Period ..............    $   33.27    $   36.56    $   29.21    $   29.40    $   25.66
                                                       ---------    ---------    ---------    ---------    ---------

Income (Loss) From Investment Operations
     Net Investment Income (Loss) .................         0.14         --(4)       (0.01)        0.20         0.14
     Net Realized and Unrealized Gains (Losses) ...        (6.41)       (3.29)        9.29        (0.39)        3.60
                                                       ---------    ---------    ---------    ---------    ---------
              Total From Investment Operations ....        (6.27)       (3.29)        9.28        (0.19)        3.74
                                                       ---------    ---------    ---------    ---------    ---------

Dividends and Distributions
     Distributions from Realized Gains ............        --           --           (1.91)       --           --
     Distribution in Excess of Net Realized Gains..        --           --           (0.02)       --           --
                                                       ---------    ---------    ---------    ---------    ---------
              Total Dividends and Distributions ...        --           --           (1.93)       --           --
                                                       ---------    ---------    ---------    ---------    ---------

Net Asset Value, End of Period ....................    $   27.00    $   33.27    $   36.56    $   29.21    $   29.40
                                                       =========    =========    =========    =========    =========

Total Return(1)....................................     (18.85)%      (9.00)%       32.42%      (0.65)%       14.58%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted).......      $12,727      $23,266      $22,394       $8,260      $10,453

     Ratio of Expenses to Average Net Assets.......        0.88%        0.87%        0.89%        0.86%        0.83%(2)
     Ratio of Net Investment Income
         (Loss) to Average Net Assets..............        0.41%        0.01%      (0.05)%        0.54%        0.58%
     Portfolio Turnover Rate(3)....................       14.88%       17.80%       34.72%       17.55%       11.37%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 0.82% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Less than $0.005 per share.






SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A



                                                                           YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------
                                                        2002         2001         2000         1999         1998
                                                     ---------    ---------    ----------    ---------    ---------
Net Asset Value, Beginning of Period ............    $   21.36    $   23.96    $    25.21    $   23.76    $   25.26
                                                     ---------    ---------    ----------    ---------    ---------

Income (Loss) From Investment Operations
     Net Investment Income ......................         0.80         0.76          0.80         0.77         0.77
     Net Realized and Unrealized Gains (Losses)..        (1.06)       (2.57)        (1.01)        2.22        (1.23)
                                                     ---------    ---------    ----------    ---------    ---------
              Total From Investment Operations...        (0.26)       (1.81)        (0.21)        2.99        (0.46)
                                                     ---------    ---------    ----------    ---------    ---------

Dividends and Distributions
     Net Investment Income ......................        (0.80)       (0.76)        (0.83)       (0.76)       (0.76)
     Distributions from Realized Gains ..........        --           --            (0.19)       (0.77)       (0.27)
     Return of Capital ..........................        --           (0.03)        (0.02)       (0.01)       (0.01)
                                                     ---------    ---------    ----------    ---------    ---------
              Total Dividends and Distributions..        (0.80)       (0.79)        (1.04)       (1.54)       (1.04)
                                                     ---------    ---------    ----------    ---------    ---------

Net Asset Value, End of Period ..................    $   20.30    $   21.36    $    23.96    $   25.21    $   23.76
                                                     =========    =========    ==========    =========    =========

Total Return(1)..................................     (1.21)%       (7.56)%       (0.97)%       12.97%      (1.79)%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted).....     $80,751       $89,077      $102,702     $117,308     $132,856
     Ratio of Expenses to Average Net Assets.....       1.09%         1.09%         1.07%        1.12%        1.16%(2)
     Ratio of Net Investment Income
         to Average Net Assets...................       3.69%         3.31%         3.02%        2.99%        3.27%
     Portfolio Turnover Rate(3)..................      34.26%        20.38%        24.50%       32.99%       14.43%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.15% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:


CLASS B





                                                                          YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------
                                                        2002         2001         2000        1999          1998
                                                     ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period ............    $   21.16    $   23.74    $   24.98    $   23.55    $   25.03
                                                     ---------    ---------    ---------    ---------    ---------

Income (Loss) From Investment Operations
     Net Investment Income ......................         0.60         0.54         0.55         0.53         0.56
     Net Realized and Unrealized Gains (Losses)..        (1.03)       (2.55)       (0.99)        2.22        (1.22)
                                                     ---------    ---------    ---------    ---------    ---------
              Total From Investment Operations...        (0.43)       (2.01)       (0.44)        2.75        (0.66)
                                                     ---------    ---------    ---------    ---------    ---------

Dividends and Distributions
     Net  Investment Income .....................        (0.60)       (0.54)       (0.59)       (0.54)       (0.54)
     Distributions from Realized Gains ..........         --           --          (0.19)       (0.77)       (0.27)
     Return of  Capital .........................         --          (0.03)       (0.02)       (0.01)       (0.01)
                                                     ---------    ---------    ---------    ---------    ---------
              Total Dividends and Distributions..        (0.60)       (0.57)       (0.80)       (1.32)       (0.82)
                                                     ---------    ---------    ---------    ---------    ---------

Net Asset Value, End of Period ..................    $   20.13    $   21.16    $   23.74    $   24.98    $   23.55
                                                     =========    =========    =========    =========    =========


Total Return(1) .................................     (2.01)%       (8.47)%      (1.86)%       12.01%      (2.62)%

Ratios/Supplemental Data
     Net Assets,  End of Period
         (000 omitted)...........................     $53,326       $57,692      $71,789      $86,623      $90,827
     Ratio of Expenses to Average Net Assets.....       2.03%         2.01%(2)     2.02%(2)     2.01%        2.04%(2)
     Ratio of Net Investment Income
         to Average Net Assets...................       2.75%         2.40%        2.08%        2.10%        2.39%
     Portfolio Turnover Rate(3)..................      34.26%        20.38%       24.50%       32.99%       14.43%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.00%, 2.01% and 2.03% for 2001, 2000 and 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.










SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================


       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C




                                                                           YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------
                                                        2002         2001         2000        1999          1998
                                                     ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period ..........      $   21.45    $   24.06    $   25.31    $   23.86    $   25.36
                                                     ---------    ---------    ---------    ---------    ---------

Income (Loss) From Investment Operations
     Net Investment Income ....................           0.61         0.55         0.56         0.55         0.59
     Net Realized and Unrealized Gains (Losses)          (1.05)       (2.58)       (1.00)        2.23        (1.26)
                                                     ---------    ---------    ---------    ---------    ---------
              Total From Investment operations           (0.44)       (2.03)       (0.44)        2.78        (0.67)
                                                     ---------    ---------    ---------    ---------    ---------

Dividends and Distributions
     Net  Investment Income ...................          (0.61)       (0.55)       (0.60)       (0.55)       (0.55)
     Distributions from Realized Gains ........           --           --          (0.19)       (0.77)       (0.27)
     Return of Capital ........................           --          (0.03)       (0.02)       (0.01)       (0.01)
                                                     ---------    ---------    ---------    ---------    ---------
              Total Dividends and Distributions          (0.61)       (0.58)       (0.81)       (1.33)       (0.83)
                                                     ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period ................      $   20.40    $   21.45    $   24.06    $   25.31    $   23.86
                                                     =========    =========    =========    =========    =========

Total Return(1)                                        (2.04)%      (8.44)%      (1.83)%       11.98%       (2.61)%

Ratios/Supplemental Data
     Net Assets,  End of Period
         (000 omitted)..........................       $14,428      $12,717      $15,983      $18,936       $26,406

Ratio of Expenses to Average Net Assets....             2.05%(2)      2.02%        2.01%(2)     2.01%         2.03%(2)
      Ratio of Net Investment Income
         to Average Net Assets..................        2.74%         2.38%        2.09%        2.10%         2.40%
     Portfolio Turnover Rate(3)...................     34.26%        20.38%       24.50%       32.99%        14.43%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.04%, 2.00% and 2.02% for 2002, 2000 and 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.










SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y



                                                                             YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------
                                                           2002         2001         2000         1999         1998
                                                        ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period .............      $   21.43    $   24.05    $   25.29    $   23.84    $   25.34
                                                        ---------    ---------    ---------    ---------    ---------

Income (Loss) From Investment Operations
     Net Investment Income .......................           0.84         0.82         0.86         0.82         0.89
     Net Realized and Unrealized Gains (Losses) ..          (1.05)       (2.61)       (1.00)        2.25        (1.27)
                                                        ---------    ---------    ---------    ---------    ---------
              Total From  Investment Operations ..          (0.21)       (1.79)       (0.14)        3.07        (0.38)
                                                        ---------    ---------    ---------    ---------    ---------

Dividends and Distributions
     Net  Investment Income ......................          (0.84)       (0.82)       (0.89)       (0.84)       (0.85)
     Distributions from Realized Gains ...........           --           --          (0.19)       (0.77)       (0.27)
     Return of  Capital ..........................           --          (0.01)       (0.02)       (0.01)        --
                                                        ---------    ---------    ---------    ---------    ---------

              Total Dividends and Distributions ..          (0.84)       (0.83)       (1.10)       (1.62)       (1.12)
                                                        ---------    ---------    ---------    ---------    ---------

Net Asset Value, End of Period....................      $   20.38    $   21.43    $   24.05    $   25.29    $   23.84
                                                        =========    =========    =========    =========    =========

Total Return(1)...................................        (0.96)%      (7.43)%      (0.70)%       13.30%      (1.46)%

Ratios/Supplemental Data
     Net Assets,  End of Period
         (000 omitted)............................        $19,445      $20,865      $28,865      $33,221      $30,536
     Ratio of Expenses to Average Net Assets......          0.88%        0.88%        0.88%(2)     0.87%        0.86%(2)
     Ratio of Net Investment Income
         to Average Net Assets....................          3.90%        3.52%        3.22%        3.24%        3.57%
     Portfolio Turnover Rate(3)...................         34.26%       20.38%        24.50%      32.99%       14.43%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 0.87% and 0.85% for 2000 and 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.









SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A






                                                                              YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------
                                                             2002         2001         2000        1999          1998
                                                          ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period .................    $   22.29    $   22.06    $   18.27    $   20.73    $   25.41
                                                          ---------    ---------    ---------    ---------    ---------

Income (Loss) From Investment Operations
     Net Investment Income ...........................         0.82         0.77         0.75         0.78         0.74
     Net Realized and Unrealized Gains (Losses) ......         0.50         0.45         3.88        (2.32)       (4.65)
                                                          ---------    ---------    ---------    ---------    ---------
              Total From  Investment Operations ......         1.32         1.22         4.63        (1.54)       (3.91)
                                                          ---------    ---------    ---------    ---------    ---------

Dividends and Distributions
     Net Investment Income ...........................        (0.82)       (0.77)       (0.75)       (0.78)       (0.74)
     Distribution in Excess of Net Investment Income..         --          (0.22)       (0.09)       (0.14)       (0.03)
                                                          ---------    ---------    ---------    ---------    ---------

Total Dividends and Distributions ....................        (0.82)       (0.99)       (0.84)       (0.92)       (0.77)
                                                          ---------    ---------    ---------    ---------    ---------

Net Asset Value, End of Period .......................    $   22.79    $   22.29    $   22.06    $   18.27    $   20.73
                                                          =========    =========    =========    =========    =========

Total Return(1).......................................        5.89%        5.66%       25.76%      (7.55)%     (15.56)%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted)..........     $143,585     $167,043     $176,123     $147,835     $198,328
     Ratio of Expenses to Average Net
         Assets.......................................        1.28%        1.19%        1.17%(2)     1.21%        1.21%
     Ratio of Net Investment Income to
         Average Net Assets...........................        3.17%        3.41%        3.76%        3.82%        3.40%
     Portfolio Turnover Rate(3).......................       52.57%       34.91%       17.68%       52.22%       19.14%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.16% for 2000.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.







SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B



                                                                                 YEAR ENDED DECEMBER 31,
                                                           -------------------------------------------------------------
                                                              2002         2001         2000        1999          1998
                                                           ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period ..................    $   22.21    $   21.99    $   18.21    $   20.67    $   25.32
                                                           ---------    ---------    ---------    ---------    ---------

Income (Loss) From Investment Operations
     Net Investment Income ............................         0.65         0.56         0.58         0.61         0.56
     Net Realized and Unrealized Gains (Losses) .......         0.50         0.45         3.87        (2.32)       (4.63)
                                                           ---------    ---------    ---------    ---------    ---------
              Total From Investment Operations ........         1.15         1.01         4.45        (1.71)       (4.07)
                                                           ---------    ---------    ---------    ---------    ---------

Dividends and Distributions
     Net Investment Income ............................        (0.65)       (0.56)       (0.58)       (0.61)       (0.56)
     Distributions in Excess of Net Investment Income..         --          (0.23)       (0.09)       (0.14)       (0.02)
                                                           ---------    ---------    ---------    ---------    ---------
              Total Dividends and Distributions .......        (0.65)       (0.79)       (0.67)       (0.75)       (0.58)
                                                           ---------    ---------    ---------    ---------    ---------

Net Asset Value, End of Period ........................    $   22.71    $   22.21    $   21.99    $   18.21    $   20.67
                                                           =========    =========    =========    =========    =========

Total Return(1)........................................        5.13%        4.70%       24.74%      (8.37)%     (16.21)%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted)..........      $91,740      $87,899      $90,417      $93,585     $143,993
     Ratio of Expenses to Average Net Assets...........        2.00%        1.99%        2.11%        2.06%        2.02%
     Ratio of Net Investment Income to
         Average Net Assets............................        2.45%        2.61%        2.81%        2.97%        2.59%
     Portfolio Turnover Rate(2)........................       52.57%       34.91%       17.68%       52.22%       19.14%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.












SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================

       The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C





                                                                               YEAR ENDED DECEMBER 31,
                                                           -------------------------------------------------------------
                                                              2002         2001         2000         1999         1998
                                                           ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period ..................    $   22.37    $   22.14    $   18.34    $   20.81    $   25.49
                                                           ---------    ---------    ---------    ---------    ---------

Income (Loss) From Investment Operations
     Net Investment Income ............................         0.65         0.56         0.58         0.61         0.53
     Net Realized and Unrealized Gains (Losses) .......         0.50         0.47         3.89        (2.33)       (4.62)
                                                           ---------    ---------    ---------    ---------    ---------
              Total From Investment Operations ........         1.15         1.03         4.47        (1.72)       (4.09)
                                                           ---------    ---------    ---------    ---------    ---------

Dividends and Distributions
     Net Investment Income ............................        (0.65)       (0.56)       (0.58)       (0.61)       (0.53)
     Distributions in Excess of Net Investment Income..         --          (0.24)       (0.09)       (0.14)       (0.06)
                                                           ---------    ---------    ---------    ---------    ---------
              Total Dividends and Distributions .......        (0.65)       (0.80)       (0.67)       (0.75)       (0.59)
                                                           ---------    ---------    ---------    ---------    ---------

Net Asset Value, End of Period ........................    $   22.87    $   22.37    $   22.14    $   18.34    $   20.81
                                                           =========    =========    =========    =========    =========

Total Return(1)........................................        5.11%        4.75%       24.71%      (8.34)%      (16.20)%

Ratios/Supplemental Data

     Net Assets,  End of Period (000 omitted)..........      $38,299      $39,165      $36,084      $29,952       $34,336
     Ratio of Expenses to Average Net Assets...........        1.97%        1.97%(2)     2.03%(2)     2.01%         2.02%
     Ratio of Net Investment Income to
         Average Net Assets............................        2.48%        2.64%        2.90%        3.02%         2.59%
     Portfolio Turnover Rate(3)........................       52.57%       34.91%       17.68%       52.22%        19.14%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.96% and 2.02% for 2001 and 2000, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y




                                                                                 YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------
                                                             2002         2001         2000         1999         1998
                                                          ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period ...............      $   22.42    $   22.20    $   18.38    $   20.86    $   25.56
                                                          ---------    ---------    ---------    ---------    ---------

Income (Loss) From Investment Operations
     Net Investment Income .........................           0.91         0.85         0.83         0.80         0.83
     Net Realized and Unrealized Gains (Losses) ....           0.51         0.44         3.91        (2.28)       (4.67)
                                                          ---------    ---------    ---------    ---------    ---------
         Total From  Investment Operations .........           1.42         1.29         4.74        (1.48)       (3.84)
                                                          ---------    ---------    ---------    ---------    ---------

Dividends and Distributions
     Net Investment Income .........................          (0.91)       (0.85)       (0.83)       (0.86)       (0.83)
     Distribution in Excess of Net Investment Income           --          (0.22)       (0.09)       (0.14)       (0.03)
                                                          ---------    ---------    ---------    ---------    ---------
         Total Dividends and Distributions .........          (0.91)       (1.07)       (0.92)       (1.00)       (0.86)
                                                          ---------    ---------    ---------    ---------    ---------

Net Asset Value, End of Period .....................      $   22.93    $   22.42    $   22.20    $   18.38    $   20.86
                                                          =========    =========    =========    =========    =========

Total Return(1).....................................          6.33%        5.95%       26.24%      (7.21)%     (15.20)%

Ratios/Supplemental Data
     Net Assets,  End of Period (000 omitted).......        $39,456      $39,203      $43,432      $43,136      $37,054
     Ratio of Expenses to Average Net Assets........          0.84%        0.85%        0.89%        0.85%        0.83%(2)
     Ratio of Net Investment Income to Average
         Net Assets.................................          3.61%        3.75%        4.03%        4.18%        3.79%
     Portfolio Turnover Rate(3).....................         52.57%       34.91%       17.68%       52.22%       19.14%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 0.82% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.










SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS SERIES, INC.:

    We have audited the accompanying statements of assets and liabilities of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund (comprising the Davis Series, Inc.), including the schedules of investments, as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund as of December 31, 2002, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Denver, Colorado
February 7, 2003

DAVIS SERIES, INC.
INCOME TAX INFORMATION (UNAUDITED)
December 31, 2002
================================================================================

    In early 2003, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

DAVIS GOVERNMENT BOND FUND

    None of the dividends paid by the Fund during the calendar year ended 2002 are eligible for the corporate dividend-received deduction.

DAVIS CONVERTIBLE SECURITIES FUND

    Distributions of $0.80, $0.6042, $0.6119 and $0.8416 per share were paid to Class A, Class B, Class C and Class Y shareholders during the calendar year 2002.

    Dividends paid by the Fund during the calendar year ended 2002 which are not designated as capital gain distributions should be multiplied by 73% to arrive at the net amount eligible for the corporate dividend-received deduction.

DAVIS REAL ESTATE FUND

    Distributions of $0.82, $0.6452, $0.6505 and $0.9144 per share were paid to Class A, Class B, Class C and Class Y shareholders during the calendar year ended 2002.

    Dividends paid by the Fund during the calendar year ended 2002 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assists shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-two (72), except that any person who was a Director on July 1, 1994, and at that date was seventy-three (73) years of age or less shall retire from the Board of Directors and cease being a Director at the close of business on the last day of the year in which the Director attains age seventy-four (74).

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS IN
                     POSITION(S)   TERM OF OFFICE                                    FUND COMPLEX
                     HELD          AND LENGTH OF   PRINCIPAL OCCUPATION(S)           OVERSEEN BY      OTHER DIRECTORSHIPS
NAME AND AGE         WITH FUND     TIME SERVED     DURING PAST FIVE YEARS            DIRECTOR         HELD BY DIRECTOR
-------------------  ------------  --------------  -------------------------------   --------------   ------------------------------
WESLEY E.            Director      director        President of Bass & Associates        13           none stated
BASS, JR.                          since 1990      (financial consulting);
(born 8/21/31)                                     formerly First Deputy City
                                                   Treasurer, City of Chicago;
                                                   and Executive Vice President,
                                                   Chicago Title and Trust
                                                   Company (bank and trust).

MARC P. BLUM         Director      director        Chief Executive Officer, World        13           Director, Mid-Atlantic Realty
(born 9/9/42)                      since 1986      Total Return Fund, LLP; Of                         Trust (real estate investment
                                                   Counsel to Gordon, Feinblatt,                      trust), Legg Mason Trust
                                                   Rothman, Hoffberger and                            (asset management company) and
                                                   Hollander, LLC (law firm).                         Rodney Trust Company
                                                                                                      (Delaware); Trustee, College
                                                                                                      of Notre Dame of Maryland,
                                                                                                      McDonogh School and other
                                                                                                      public charities, private
                                                                                                      foundations and businesses.

JERRY D. GEIST       Director      director        Chairman, Santa Fe Center             13           Director, CH2M-Hill, Inc.
(born 5/23/34)                     since 1986      Enterprises (energy project                        (engineering); Member,
                                                   development); Retired Chairman                     Investment Committee for
                                                   and President, Public Service                      Microgeneration Technology
                                                   Company of New Mexico.                             Fund, UTECH Funds.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS IN
                     POSITION(S)   TERM OF OFFICE                                    FUND COMPLEX
                     HELD          AND LENGTH OF   PRINCIPAL OCCUPATION(S)           OVERSEEN BY      OTHER DIRECTORSHIPS
NAME AND AGE         WITH FUND     TIME SERVED     DURING PAST FIVE YEARS            DIRECTOR         HELD BY DIRECTOR
-------------------  ------------  --------------  -------------------------------   --------------   ------------------------------

INDEPENDENT
DIRECTORS -
CONTINUED

D. JAMES GUZY        Director      director        Chairman, PLX Technology, Inc.        13           Director, Intel Corp.
(born 3/7/36)                      since 1982      (semi-conductor manufacturer).                     (semi-conductor manufacturer),
                                                                                                      Cirrus Logic Corp.
                                                                                                      (semi-conductor manufacturer),
                                                                                                      Alliance Technology Fund (a
                                                                                                      mutual fund), Micro Component
                                                                                                      Technology, Inc.
                                                                                                      (micro-circuit handling and
                                                                                                      testing equipment
                                                                                                      manufacturer), Novellus
                                                                                                      Systems, Inc. (semi-conductor
                                                                                                      manufacturer) and LogicVision,
                                                                                                      Inc. (semi-conductor software
                                                                                                      company).

G. BERNARD           Director      director        Managing General Partner,             13           none stated
HAMILTON                           since 1978      Avanti Partners, L.P.
(born 3/18/37)                                     (investment partnership).

ROBERT P.            Director      director        Chairman, Northroad Capital           13           none stated
MORGENTHAU                         since 2002      Management (an investment
(born 3/22/57)                                     management firm) since June
                                                   2002; President of Asset
                                                   Management Group of Bank of
                                                   America (an investment
                                                   management firm) from 2001 until
                                                   2002; prior to that a managing
                                                   director and global head of
                                                   marketing and distribution for
                                                   Lazard Asset Management (an
                                                   investment management firm) for
                                                   ten years.

THEODORE B.          Director      director        Chairman, President and CEO of        13           Trustee, Deputy Mayor and
SMITH, JR.                         since 2001      John Hassall, Inc. (fastener                       Commissioner of Public
(born 12/23/32)                                    manufacturing); Managing                           Services for the Incorporated
                                                   Director, John Hassall, Ltd.;                      Village of Mill Neck.
                                                   Chairman, John Hassall Japan,
                                                   Ltd.; Chairman of Cantrock
                                                   Realty; Chairman of McCallum
                                                   Die (tool and die).

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS IN
                     POSITION(S)   TERM OF OFFICE                                    FUND COMPLEX
                     HELD          AND LENGTH OF   PRINCIPAL OCCUPATION(S)           OVERSEEN BY      OTHER DIRECTORSHIPS
NAME AND AGE         WITH FUND     TIME SERVED     DURING PAST FIVE YEARS            DIRECTOR         HELD BY DIRECTOR
-------------------  ------------  --------------  -------------------------------   --------------   ------------------------------
INDEPENDENT DIRECTORS - CONTINUED

CHRISTIAN R. SONNE   Director      director        General Partner of Tuxedo Park         13          none stated
(born 5/6/36)                      since 1990      Associates (land holding and
                                                   development firm); President
                                                   and Chief Executive Officer of
                                                   Mulford Securities Corporation
                                                   (private investment fund) until
                                                   1990; formerly Vice President
                                                   of Goldman Sachs & Co.
                                                   (investment banking).

MARSHA WILLIAMS      Director      director        Executive Vice President and           17          Director of the Selected Funds
(born 3/28/51)                     since 1999      Chief Financial Officer of                         (consisting of four
                                                   Equity Office Properties Trust                     portfolios) since 1996;
                                                   (a real estate investment                          Director, Modine
                                                   trust); Former Chief                               Manufacturing, Inc. (heat
                                                   Administrative Officer of Crate                    transfer technology);
                                                   & Barrel (home furnishings                         Director, Chicago Bridge &
                                                   retailer); former Vice                             Iron Company, N.V. (industrial
                                                   President and Treasurer, Amoco                     construction and engineering).
                                                   Corporation (oil & gas
                                                   company).

INSIDE DIRECTORS*

JEREMY H. BIGGS      Director/     director        Vice Chairman, Head of Equity          11          Director of the Van Eck/Chubb
(born 8/16/35)       Chairman      since 1994      Research, Chairman of U.S.                         Funds (consisting of six
                                                   Investment Policy Committee and                    portfolios, mutual fund
                                                   Member of the International                        investment adviser).
                                                   Investment Committee, all for
                                                   Fiduciary Trust Company
                                                   International (money management
                                                   firm) Consultant to Davis
                                                   Selected Advisers, L.P.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================


                              DIRECTORS - CONTINUED

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS IN
                     POSITION(S)   TERM OF OFFICE                                    FUND COMPLEX
                     HELD          AND LENGTH OF   PRINCIPAL OCCUPATION(S)           OVERSEEN BY      OTHER DIRECTORSHIPS
NAME AND AGE         WITH FUND     TIME SERVED     DURING PAST FIVE YEARS            DIRECTOR         HELD BY DIRECTOR
-------------------  ------------  --------------  -------------------------------   --------------   ------------------------------

INSIDE DIRECTORS* - CONTINUED

ANDREW A. DAVIS      Director      director        President or Vice President            17          Director of the Selected Funds
(born 6/25/63)                     since 1997      of each Davis Fund and                             (consisting of four
                                                   Selected Fund; President,                          portfolios) since 1998.
                                                   Davis Selected Advisers,
                                                   L.P., and also serves as an
                                                   executive officer in certain
                                                   companies affiliated with the
                                                   Adviser.



CHRISTOPHER C.       Director      director        Chief Executive Officer,               17          Director of the Selected Funds
DAVIS                              since 1997      President or Vice President                        (consisting of four
(born 7/13/65)                                     of each Davis Fund and                             portfolios) since 1998.
                                                   Selected Fund; Chairman and
                                                   Chief Executive Officer,
                                                   Davis Selected Advisers,
                                                   L.P., and also serves as an
                                                   executive officer in certain
                                                   companies affiliated with the
                                                   Adviser, including sole
                                                   member of the Adviser's
                                                   general partner, Davis
                                                   Investments, LLC; Employee of
                                                   Shelby Cullom Davis & Co.
                                                   (registered broker/dealer).


* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

                               DAVIS SERIES, INC.
                  2949 East Elvira Road, Tucson, Arizona 85706
================================================================================

             DIRECTORS                 OFFICERS
    Wesley E. Bass, Jr.         Jeremy H. Biggs
    Jeremy H. Biggs                  Chairman
    Marc P. Blum                Andrew A. Davis
    Andrew A. Davis                  President - Davis Convertible Securities
    Christopher C. Davis             Fund, Davis Real Estate Fund & Vice
    Jerry D. Geist                   President - Davis Opportunity
    D. James Guzy                    Fund, Davis Government Bond Fund, Davis
    G. Bernard Hamilton              Government Money Market Fund, Davis
    Robert P. Morgenthau             Financial Fund
    Theodore B. Smith, Jr.      Christopher C. Davis
    Christian R. Sonne               President - Davis Opportunity
    Marsha Williams                  Fund, Davis Financial Fund & Vice
                                     President - Davis Government Bond Fund,
                                     Davis Government Money Market Fund,
                                     Davis Convertible Securities Fund & Davis
                                     Real Estate Fund
                                Creston A. King
                                     President - Davis Government Money
                                     Market Fund & Davis Government Bond Fund
                                Kenneth C. Eich
                                     Executive Vice President &
                                     Principal Executive Officer
                                Sharra L. Reed
                                     Vice President, Treasurer
                                     & Principal Accounting Officer
                                Thomas D. Tays
                                     Vice President & Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors") 2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

================================================================================
FOR MORE INFORMATION ABOUT DAVIS SERIES, INC. INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS' DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-0279.
================================================================================

                                          [GRAPHIC OMITTED]
                                          Davis Advisers
                                          2949 East Elvira Road, Suite 101
                                          Tucson, AZ 85706
                                          800-279-0279
                                          www.davisfund.com
[GRAPHIC OMITTED]
Davis Funds
Over 30 Years of Reliable Investing